PAINEWEBBER P A C E-SM-
Personalized Asset Consulting and Evaluation

                               Going The
                               Distance
                               To Meet Your
                               Financial Needs

                                 Annual Report
                                 July 31, 1997

This material is intended for use only by current PACE investors and must be preceded or accompanied by the current PACE prospectus.

Dear PaineWebber PACE-SM- Shareholder:

    The PACE program was developed as an investment program that enables you and your PaineWebber Investment Executive to work together to define your financial objectives and then build a portfolio to match your goals and risk tolerance. As you know, the PACE program is implemented through four basic steps: 1) defining your investor profile, 2) determining your asset allocation, 3) diversifying your portfolio across professionally managed investment styles and 4) ongoing portfolio review and recommended adjustments.

    After almost two years since the PACE program's inception on August 24, 1995, we believe the program remains an important component of a well-planned, well-diversified, investment portfolio. Going forward, the ability to take advantage of the ever-changing investment environment should assist you in maintaining a viable investment program. For example, the PACE program allows you to continually review your investment objectives and risk tolerances and, if necessary, adjust your financial program. Also, the program's asset allocation mechanism allows you to maintain a well-diversified portfolio as global market cycles change, thereby allowing you to participate in a variety of markets while seeking to reduce overall portfolio fluctuation.

    We are pleased to provide our annual report to you on the PACE Portfolios comprising the Managed Accounts Services Portfolio Trust. It is worth noting that we have changed the comparative indices for the PACE domestic equity portfolios from the Wilshire to the Russell series of indices. This change was made so that we could better compare each portfolio's performance relative to its comparative index; the Russell indices allow us to measure the performance of the portfolio relative to its comparative index at the security level, whereas the Wilshire indices do not. As part of this transition, the performance of each of these portfolios is measured against both the index used last year and the new index, which are represented in the graphs contained in this report.

    On the following pages you will find Mitchell Hutchins' summary of the domestic and international market environments for the annual report period August 1, 1996 to July 31, 1997, information regarding the performance of each PACE portfolio over the reporting period and brief commentaries from each of the PACE investment managers. Please note that the opinions of the managers do not necessarily represent the opinions of PaineWebber Incorporated or Mitchell Hutchins Asset Management Inc.

    We appreciate the opportunity to help you achieve your financial goals. If you have any questions regarding the PACE Program, please contact your Investment Executive.

Sincerely,

                [SIG]                                     [SIG]
Margo Alexander                                           Bruce A. Bursey
President                                                 Senior Vice President
Mitchell Hutchins Asset Management Inc.                   Managed Accounts Consulting Services
                                                          PaineWebber Incorporated

September 26, 1997

    This letter is intended to assist shareholders in understanding how the portfolios performed during the fiscal year ended July 31, 1997, and reflects views at the time this report was prepared. Of course, these views may change in response to changing circumstances. We encourage you to consult your Investment Executive regarding your specific investment objectives.

INVESTMENT OVERVIEW--DOMESTIC

    The time period covered by this annual report--August 1, 1996 through July 31, 1997--saw continued new highs for the stock market and persistent uncertainty in the bond market. This period was marked by low inflation and moderate economic growth--an overall positive environment for corporate earnings and profit growth--as well as strong cash flows into equity mutual funds. At the beginning of the period, investor confidence helped the market continually gain ground. In November, investors perceived the re-election of a Republican Congress and a Democratic White House as positive for budget and fiscal responsibility, which, in turn, propelled the Standard & Poor's 500 Index, a commonly used measure of stock market performance, to set record highs. Though Federal Reserve Chairman Alan Greenspan's comments in December implying overstated stock valuations caused volatility to return to the market, the market quickly recovered. Inflation fears grew again in the first quarter of 1997 in the wake of stronger-than-expected economic growth and rising employment, which caused the Federal Reserve (the "Fed") to raise interest rates by 0.25%. Volatility returned once again to the stock market, with stocks giving back almost all of their early gains in the quarter. However, during the spring and into the summer of 1997, stocks rallied on signs that economic growth was slowing from the first quarter's strong pace, and the Fed continued to hold a steady course--with Greenspan even declaring that the state of the economy was exceptional--which eased concern about rising interest rates. From August 1, 1996 through July 31, 1997, the S&P 500 Index was up 52.1%.

    Overall, the bond market was quite volatile due to ongoing uncertainty over the direction of interest rates, but ultimately rallied at the end of the period. Throughout the year, renewed fears of a stronger-than-anticipated economy alternated with economic data that affirmed moderation in economic activity. In the first quarter of 1997, the Fed's decision to raise short-term interest rates to 5.5% resulted in negative performance from almost every bond sector, with corporate and mortgage-backed securities performing better than Treasuries. By the spring and into the summer of 1997, bonds rebounded due to slowing economic growth (and encouraging economic data) and a continuation of low inflation.

INVESTMENT OVERVIEW--GLOBAL

    The equity markets worldwide continued to perform strongly, largely driven by optimism about the U.S. economy and financial markets. Outside the U.S., many global markets finished the period up substantially as well. Germany and France rose 39.4% and 25.2%* respectively, through the period. European prices were driven higher by progress toward the European Economic and Monetary Union (EMU), historically low interest rates, and a strengthening dollar. Though Japan was the world's major underperformer for most of this period, its equity market rose in the second quarter of 1997, due to encouraging signs of an economic turnaround at that time. Japan has been plagued by a banking crisis driven by depressed real estate prices and related bad loans, anemic economic growth, and financial scandals. Asian markets outside of Japan, including Hong Kong, Indonesia, and Thailand, underperformed other world markets as they experienced a slowdown in earnings growth while valuations remained high.

    Foreign bond markets performed strongly during the first half of this period. In an environment characterized by ample liquidity, low short-term interest rates, moderate growth and low inflation, most markets rose to, or close to, historically high valuations. Higher yielding markets, in particular, did well. During the first quarter of 1997, the U.S. dollar continued to rise against many foreign currencies, and the world's bond markets were mixed performers in local currency terms. The combination of stronger U.S. growth with more tepid growth overseas--and favorable interest rate differentials--boosted the dollar to cyclical highs versus many major currencies. In the second quarter of 1997, global bond performance, ignoring currency movements, improved while the U.S. economy slowed and economies in Europe and Japan continued to languish. The period ended with broadly stable monetary policies in major countries, with the exception of the U.K. and Canada, where policies were tightened, and Australia, Italy, and Spain, where policies were eased. While the yen experienced a sharp upward correction during the second quarter of 1997, most European currencies weakened as uncertainties surrounding the EMU weighed heavily on market sentiment.

* Source: Frank Russell Company: MSCI Germany and MSCI France, in U.S. dollar terms with dividends reinvested.

PACE MONEY MARKET INVESTMENTS

    MANAGED BY MITCHELL HUTCHINS ASSET MANAGEMENT INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY. THE PORTFOLIO INVESTS IN HIGH-QUALITY, U.S. DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS WITH MATURITIES OF 13 MONTHS OR LESS. THE PORTFOLIO MAINTAINS A DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY OF 90 DAYS OR LESS.

INVESTMENT PROCESS

    MITCHELL HUTCHINS' FOCUS IS ON QUALITY, DIVERSITY, AND LIQUIDITY. INVESTMENT CONSIDERATIONS INCLUDE A REVIEW OF INTEREST RATES VIS-A-VIS THE ECONOMIC ENVIRONMENT, CURRENT SUPPLY AND DEMAND OF MONEY MARKET PRODUCTS, AND A REVIEW OF CREDIT RISK. SECURITIES SELECTION FOLLOWS AN APPROVED LIST OF TOP-TIER RATED SECURITIES REVIEWED BY THE FIRM'S CREDIT ANALYSTS.

COMMENTS FROM MITCHELL HUTCHINS ASSET MANAGEMENT INC.

    For the one-year period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio provided investors with a return of 5.13% (exclusive of the PACE Program Fee), in line with the 5.15% average return of 90-Day U.S. Treasury Bills over this period. As of July 31, 1997, the Portfolio's 7-day yield was 5.20%, and net assets of the Portfolio totaled $16.1 million.

    During the period, we maintained the Portfolio's average weighted maturity approximately 5 to 10 longer than its peer group.* Due to our continued belief that short-term rates would not rise too dramatically, we continued to keep the Portfolio's average maturity slightly longer than the money market fund average of 62 days.* This benefited the Portfolio, as did the fact that, as always, we were well diversified among issuers and industries.

    Going forward, we expect to continue our current strategy. Also, we will continue to attempt to enhance the Portfolio's yield by taking advantage of opportunities caused by market volatility without sacrificing credit quality and liquidity.

* Source: IBC Financial Data

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

    MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME. THE PORTFOLIO INVESTS PRIMARILY IN U.S. GOVERNMENT AND AGENCY SECURITIES OF VARYING MATURITIES, AS WELL AS MORTGAGE-BACKED SECURITIES, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN TWO AND SEVEN YEARS.

INVESTMENT PROCESS

    PIMCO'S INVESTMENT PROCESS BEGINS WITH A MACROECONOMIC ANALYSIS OF SECULAR AND CYCLICAL INTEREST RATE TRENDS. THE PORTFOLIO'S DURATION IS ESTABLISHED BASED ON PIMCO'S EXPECTATIONS FOR CHANGES IN INTEREST RATES. THEN, PIMCO EVALUATES THE YIELD CURVE'S POTENTIAL FOR STEEPENING OR FLATTENING. INDIVIDUAL ISSUES ARE CHOSEN FOR THEIR RELATIVE VALUE.

COMMENTS FROM PACIFIC INVESTMENT MANAGEMENT COMPANY

    For the one-year period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio's return of 10.42% (exclusive of the PACE Program Fee) slightly underperformed the Lehman Brothers Mortgage Backed Securities Index (the "Index") return of 10.75%. As of July 31, 1997, net assets of the Portfolio had increased to $101.6 million.

    The Portfolio's performance relative to the Index was a result of duration strategy and security selection, particularly in the mortgage sector. The Portfolio's longer-than-Index duration (4.1 years for the Portfolio vs. 3.8 years for the Index) benefited relative returns as interest rates declined over this time period. Mortgage-backed securities also aided performance because of their yield premiums and relative price gains over Treasuries. Within the mortgage sector, fixed-rate pass-throughs continued to benefit from the range-bound movement of Treasury yields, which drives borrowing rates for mortgage loans underlying these securities. Adjustable rate mortgage issues remained contributors to performance as their higher yields and tightening spreads led them to outperform other short-duration instruments. However, a concentration in discount securities, used to protect the Portfolio against prepayment risk, hurt performance as higher coupon securities outperformed during this time period.

    Going forward, while there is evidence of slightly accelerated economic activity, we believe that the U.S. economy should grow somewhat less quickly than market expectations. This, together with a benign inflation outlook, could create a backdrop for potentially attractive returns over the next year.

              PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE
                LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO--     LEHMAN MORTGAGE
           WITHOUT FEE*   WITH FEE*   BACKED SECURITIES INDEX
8/24/95          $10,000     $10,000                  $10,000
8/31/95          $10,008     $10,005                  $10,000
9/95             $10,050     $10,034                  $10,088
10/95            $10,211     $10,182                  $10,178
11/95            $10,343     $10,301                  $10,294
12/95            $10,493     $10,437                  $10,423
1/96             $10,552     $10,482                  $10,501
2/96             $10,402     $10,321                  $10,413
3/96             $10,354     $10,260                  $10,376
4/96             $10,297     $10,191                  $10,347
5/96             $10,301     $10,182                  $10,316
6/96             $10,427     $10,294                  $10,458
7/96             $10,435     $10,294                  $10,497
8/96             $10,460     $10,301                  $10,497
9/96             $10,627     $10,452                  $10,673
10/96            $10,837     $10,645                  $10,882
11/96            $11,012     $10,804                  $11,038
12/96            $10,940     $10,720                  $10,980
1/97             $10,993     $10,758                  $11,062
2/97             $11,019     $10,770                  $11,099
3/97             $10,927     $10,667                  $10,994
4/97             $11,090     $10,813                  $11,169
5/97             $11,185     $10,891                  $11,279
6/97             $11,310     $11,000                  $11,410
7/97             $11,522     $11,192                  $11,625

    The graph depicts the performance of PACE Government Securities Fixed Income Investments versus the Lehman Brothers Mortgage Backed Securities Index. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Lehman Brothers Mortgage Backed Securities Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                                     --------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*     PROGRAM FEE*
                                                                                     ---------------  ---------------
One year ended July 31, 1997.......................................................        10.42%            8.78%
Commencement of operations (August 24, 1995) through July 31, 1997.................         7.59%            5.99%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    MANAGED BY PACIFIC INCOME ADVISERS, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME, CONSISTENT WITH REASONABLE STABILITY OF PRINCIPAL. THE PORTFOLIO INVESTS IN FIXED INCOME SECURITIES WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN TWO AND FOUR AND ONE-HALF YEARS.

INVESTMENT PROCESS

    PACIFIC INCOME ADVISERS, INC. FOCUSES ON YIELD CURVE ANALYSIS AND ACTIVE SECTOR ROTATION, OVERWEIGHTING OR UNDERWEIGHTING SECTORS BASED ON A RISK/REWARD ASSESSMENT AND ANTICIPATION OF CHANGING YIELD CURVE SHAPES. THE MANAGER UTILIZES A PROPRIETARY MODEL TO IDENTIFY SECURITIES THAT ARE UNDERVALUED ON A RISK-ADJUSTED BASIS.

COMMENTS FROM PACIFIC INCOME ADVISERS, INC.

    For the one-year period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio provided investors with a total return of 8.14% (exclusive of the PACE Program Fee), which underperformed the Lehman Brothers Intermediate-Term Government/Corporate Index (the "Index") return of 9.07%. As of July 31, 1997, net assets of the Portfolio were $66.8 million.

    The Portfolio's duration range during this one-year period (2.7 to 3.7 years) was broader than that of the benchmark Index range of 3.2 to 3.3 years. The Portfolio benefited from its duration strategy during the months of December 1996, and March and June 1997 by maintaining a duration shorter than the benchmark during the interest rate increases in December and March, and longer than the benchmark during the interest rate decline in June. (When interest rates increase and duration is shorter than the Index, the value of the Portfolio generally declines less than the Index. Conversely, when interest rates decline and the Portfolio's duration is longer than the Index, the value of the Portfolio generally rises more than the Index.) The Portfolio's duration strategy detracted from results during the months of October and November 1996 due to a duration shorter than the benchmark Index while interest rates declined during those months.

    During the year, the Portfolio benefited overall from its overweighting in mortgage-backed securities, as declining interest rate volatility contributed to mortgage spread tightening. Throughout the year, our belief that corporate bonds were overvalued on a risk-adjusted basis caused us to remain underweighted in this sector. However, this underweighting detracted from Portfolio results as corporate spreads generally tightened to Treasuries throughout the year.

    Going forward, we believe that the positive fundamentals of the bond market remain intact. There appear to be minimal inflationary pressures as global competition and productivity increases have lessened wage increases, despite the tight labor markets. The balanced budget agreement is a long-term positive for the bond market, since the supply of U.S. Treasuries should continue to decrease. However, concerns about the U.S. dollar and foreign investment in U.S. bond holdings could cause pressure on interest rates over the short term.

    Given our positive longer-term outlook, the Portfolio's present duration (3.7 years as of July 31, 1997) is longer than that of the benchmark Index (3.3 years). We currently believe that corporate bonds are overvalued on a risk-adjusted basis and, therefore, we remain underweighted in this sector. We also remain overweighted in mortgage-backed securities due to our belief that they continue to offer relative value. As always, we will employ short-term tactical asset allocation decisions to capitalize on projected shifts in the shape of the yield curve.

                   PACE INTERMEDIATE FIXED INCOME INVESTMENTS

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE
          LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO-- LEHMAN INTERMEDIATE
           WITHOUT FEE*   WITH FEE*    GOV'T/CORP. INDEX
8/24/95          $10,000     $10,000               $10,000
8/31/95          $10,108     $10,105               $10,000
9/95             $10,175     $10,159               $10,072
10/95            $10,232     $10,203               $10,184
11/95            $10,281     $10,240               $10,318
12/95            $10,396     $10,340               $10,426
1/96             $10,413     $10,344               $10,516
2/96             $10,340     $10,259               $10,393
3/96             $10,279     $10,185               $10,339
4/96             $10,227     $10,122               $10,303
5/96             $10,226     $10,108               $10,295
6/96             $10,314     $10,182               $10,404
7/96             $10,359     $10,214               $10,435
8/96             $10,381     $10,223               $10,444
9/96             $10,508     $10,335               $10,589
10/96            $10,662     $10,474               $10,776
11/96            $10,782     $10,579               $10,919
12/96            $10,722     $10,506               $10,849
1/97             $10,758     $10,528               $10,891
2/97             $10,779     $10,536               $10,912
3/97             $10,720     $10,464               $10,836
4/97             $10,825     $10,554               $10,964
5/97             $10,910     $10,624               $11,055
6/97             $11,006     $10,704               $11,155
7/97             $11,202     $10,881               $11,382

    The graph depicts the performance of PACE Intermediate Fixed Income Investments versus the Lehman Brothers Intermediate-Term Government/Corporate Index. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Lehman Brothers
Intermediate-Term Government/Corporate Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                                                     ---------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*      PROGRAM FEE*
                                                                                     ---------------  ----------------
One year ended July 31, 1997.......................................................         8.14%            6.53%
Commencement of operations (August 24, 1995) through July 31, 1997.................         6.04%            4.46%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE STRATEGIC FIXED INCOME INVESTMENTS

    MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO), THE PORTFOLIO'S INVESTMENT OBJECTIVE IS TOTAL RETURN CONSISTING OF INCOME AND CAPITAL APPRECIATION. THE PORTFOLIO INVESTS IN FIXED INCOME SECURITIES OF VARYING MATURITIES WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN THREE AND EIGHT YEARS. PORTFOLIO HOLDINGS WILL BE INVESTED IN AREAS OF THE BOND MARKET (BASED ON QUALITY, SECTOR, COUPON, OR MATURITY) WHICH PIMCO BELIEVES TO BE RELATIVELY UNDERVALUED.

INVESTMENT PROCESS

    PIMCO'S INVESTMENT PROCESS BEGINS WITH A MACROECONOMIC ANALYSIS OF SECULAR AND CYCLICAL INTEREST RATE TRENDS. THE PORTFOLIO'S DURATION IS ESTABLISHED BASED ON PIMCO'S EXPECTATIONS FOR CHANGES IN INTEREST RATES. THEN, PIMCO EVALUATES THE YIELD CURVE'S POTENTIAL FOR STEEPENING OR FLATTENING. INDIVIDUAL ISSUES ARE CHOSEN FOR THEIR RELATIVE VALUE.

COMMENTS FROM PACIFIC INVESTMENT MANAGEMENT COMPANY

    For the one-year period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio's 11.35% return (exclusive of the PACE Program Fee) outperformed the Lehman Brothers Government/ Corporate Bond Index (the "Index") return of 10.79%. As of July 31, 1997, net assets of the Portfolio had increased to $75.2 million.

    Interest rate declines were beneficial to the Portfolio during the period due to its longer-than-Index duration (5.5 years for the Portfolio vs. 5.1 years for the Index). Exposure to fixed-rate and Adjustable-Rate Mortgage (ARM) pass-through securities as well as Collateralized Mortgage Obligations (CMOs) benefitted performance. The Portfolio also saw gains from investing in cash equivalent securities.

    Mortgage-backed securities continued to outperform the broader debt markets because of their yield premiums and relative price gains over Treasuries. Within the mortgage sector, fixed-rate pass-throughs continued to benefit from the range-bound movement of Treasury yields, which drive borrowing rates for mortgage loans underlying these securities. Also, ARMs continued to perform strongly during the period as their higher yields and tightening spreads led them to outperform other short duration instruments.

    The Portfolio remained underweighted in the corporate sector throughout the period, which was a slight drag on relative performance as yield spreads to Treasuries continued to contract. We, however, continue to believe that yield differentials in the corporate market do not offer adequate compensation for credit risk.

    Despite recently stronger GDP growth, we believe that coming quarters should see the U.S. economy grow less quickly than market expectations. This, together with a benign inflation outlook, could create a backdrop for potentially attractive returns over the next year.

                    PACE STRATEGIC FIXED INCOME INVESTMENTS

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO--      LEHMAN
           WITHOUT FEE*   WITH FEE*   GOV'T/CORP. INDEX
8/24/95          $10,000     $10,000            $10,000
8/31/95          $10,067     $10,063            $10,000
9/95             $10,425     $10,409            $10,101
10/95            $10,644     $10,614            $10,249
11/95            $10,859     $10,815            $10,418
12/95            $11,023     $10,964            $10,572
1/96             $11,099     $11,026            $10,637
2/96             $10,808     $10,724            $10,412
3/96             $10,779     $10,681            $10,324
4/96             $10,679     $10,569            $10,254
5/96             $10,665     $10,542            $10,236
6/96             $10,820     $10,681            $10,373
7/96             $10,815     $10,663            $10,397
8/96             $10,775     $10,611            $10,372
9/96             $11,009     $10,828            $10,556
10/96            $11,278     $11,079            $10,803
11/96            $11,519     $11,301            $11,002
12/96            $11,377     $11,148            $10,879
1/97             $11,413     $11,169            $10,892
2/97             $11,443     $11,185            $10,915
3/97             $11,264     $10,996            $10,785
4/97             $11,459     $11,172            $10,943
5/97             $11,564     $11,261            $11,045
6/97             $11,697     $11,376            $11,178
7/97             $12,042     $11,697            $11,520

    The graph depicts the performance of PACE Strategic Fixed Income Investments versus the Lehman Brothers Government/Corporate Index. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Lehman Brothers Government/Corporate Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                                     --------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*     PROGRAM FEE*
                                                                                     ---------------  ---------------
One year ended July 31, 1997.......................................................        11.35%            9.69%
Commencement of operations (August 24, 1995) through July 31, 1997.................        10.07%            8.43%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

    MANAGED BY MORGAN GRENFELL CAPITAL MANAGEMENT, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX. THE PORTFOLIO INVESTS IN GENERAL OBLIGATION, REVENUE, AND PRIVATE ACTIVITY BONDS AND NOTES, THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN THREE AND SEVEN YEARS.

INVESTMENT PROCESS

    MORGAN GRENFELL SEEKS TO PROVIDE CONSISTENT RETURNS WITH LOW VOLATILITY BY FOCUSING ON OPTIMAL ISSUE SELECTION AND NOT ATTEMPTING TO FORECAST INTEREST RATE MOVES. THE PORTFOLIO IS CONSTRUCTED OF HIGH-QUALITY SECURITIES ACROSS ALL MATURITIES SO THAT ITS AVERAGE DURATION IS CLOSE TO THAT OF ITS BENCHMARK INDEX. ISSUES WITH FEDERAL GOVERNMENT BACKING, MORTGAGE COLLATERAL, AND OTHER CREDIT ENHANCEMENTS ARE PREFERRED, WITH A LIMITED INVESTMENT IN REVENUE AND GENERAL OBLIGATION ISSUES. ISSUE SIZE IS NOT AS IMPORTANT AS THE ISSUER'S ABILITY TO PAY PRINCIPAL AND INTEREST.

COMMENTS FROM MORGAN GRENFELL CAPITAL MANAGEMENT, INC.

    For the one-year period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio had a total return of 8.30% (exclusive of the PACE Program Fee), which significantly outperformed the Lehman Brothers Municipal Five-Year Index (the "Index") return of 7.25%. As of July 31, 1997, net assets of the Portfolio had grown to $34.3 million.

    The past year was a very unusual period for the municipal markets due to investors' overriding interest in the equity markets. Because of pressure to be competitive with the equity markets, a persistently rosy economic outlook over the past few years, and a shortage of maturities, many investors in the municipal markets displayed aggressive investment tactics by preferring securities with both lower credit quality and the potential for higher yields.

    By contrast, the Portfolio remained concentrated in higher-quality municipal credits (mainly pre-refunded AAA securities) despite the market's penchant for lower-quality securities. We believe most lower-quality securities inadequately compensate investors for the increased likelihood of default. Our intent is to continue to offer a high investment grade credit product and, therefore, to forego an aggressive municipal bond investment strategy based on a relaxation of credit restraints. In addition, the duration of the Portfolio continued to slightly exceed the Index duration (4.6 years for the Portfolio vs. 4.2 years for the Index), reflecting an allowance for the cushioning effect of the prepayment dynamics of housing bonds.

    Looking ahead, we believe that continued improvement on the inflation outlook could result in further interest rate declines and increases in early bond retirements. Our continued emphasis on relative valuation duly recognizes and attempts to assess the impact of interest rate fluctuations on all callable securities. We also believe that investors' current emphasis on equities will strengthen the relative value of municipal securities over the next few years.

                    PACE MUNICIPAL FIXED INCOME INVESTMENTS

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO--  LEHMAN MUNI
           WITHOUT FEE*   WITH FEE*    5-YEAR INDEX
8/24/95          $10,000     $10,000         $10,000
8/31/95          $10,042     $10,038         $10,000
9/95             $10,092     $10,076         $10,025
10/95            $10,183     $10,154         $10,087
11/95            $10,355     $10,313         $10,179
12/95            $10,505     $10,449         $10,231
1/96             $10,513     $10,444         $10,334
2/96             $10,519     $10,437         $10,305
3/96             $10,386     $10,292         $10,233
4/96             $10,381     $10,274         $10,232
5/96             $10,453     $10,332         $10,227
6/96             $10,552     $10,417         $10,287
7/96             $10,638     $10,489         $10,362
8/96             $10,690     $10,527         $10,372
9/96             $10,811     $10,633         $10,457
10/96            $10,899     $10,706         $10,548
11/96            $11,050     $10,841         $10,685
12/96            $11,015     $10,793         $10,665
1/97             $11,068     $10,831         $10,701
2/97             $11,181     $10,929         $10,779
3/97             $11,047     $10,784         $10,661
4/97             $11,092     $10,815         $10,707
5/97             $11,184     $10,891         $10,839
6/97             $11,277     $10,967         $10,921
7/97             $11,522     $11,191         $11,114

    The graph depicts the performance of PACE Municipal Fixed Income Investments versus the Lehman Brothers Municipal Five-Year Index. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Lehman Brothers Municipal Five-Year Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                                     --------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*     PROGRAM FEE*
                                                                                     ---------------  ---------------
One year ended July 31, 1997.......................................................         8.30%            6.69%
Commencement of operations (August 24, 1995) through July 31, 1997.................         7.59%            5.98%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE GLOBAL FIXED INCOME INVESTMENTS

    MANAGED BY ROGGE GLOBAL PARTNERS PLC, THE PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH TOTAL RETURN. THE PORTFOLIO INVESTS IN HIGH-GRADE FIXED INCOME SECURITIES ISSUED BY DOMESTIC AND FOREIGN GOVERNMENTS AND SUPRANATIONAL ENTITIES AND PRIVATE ISSUERS LOCATED OVERSEAS, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN FOUR AND EIGHT YEARS.

INVESTMENT PROCESS

    ROGGE GLOBAL PARTNERS BELIEVES THAT, OVER TIME, FINANCIALLY HEALTHY COUNTRIES PRODUCE THE HIGHEST BOND AND CURRENCY RETURNS. THEY USE A TOP-DOWN FUNDAMENTAL APPROACH TO IDENTIFY RELATIVE VALUE ACROSS COUNTRIES. RATINGS BASED ON THIS ANALYSIS ALLOW THEM TO FORECAST EXPECTED CHANGES IN INTEREST AND EXCHANGE RATES OVER A 12-MONTH HORIZON. AN OPTIMIZATION MODEL IS THEN USED TO AS A TOOL TO HELP DETERMINE COUNTRY/CURRENCY AND DURATION POSITIONS.

COMMENTS FROM ROGGE GLOBAL PARTNERS PLC

    For the one-year period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio's total return of 3.54% (excluding the PACE Program Fee) significantly outperformed the Salomon Brothers World Government Index (the "Index") return of 1.13%. The Portfolio's net assets as of July 31, 1997 had increased to $60.3 million.

    The environment for global bond markets has generally been favorable over the past year, bolstered by tight fiscal policies, falling global inflation expectations, and moderate economic growth; however, returns have been reduced by the relative strength of the dollar. During this period, the majority of our "value added" resulted from our country/currency decisions. Throughout 1997, we chose to underweight the Core European markets, which became more volatile due to uncertainties surrounding European Economic and Monetary Union ("EMU"). Instead, we preferred non-EMU entrants such as the United Kingdom, Sweden, Denmark, and Norway. Our Portfolio also benefited from our overweighted position in the Dollar Bloc, particularly Canada and the United States. In addition, we maintained an underweighted position in Japan because of an economic environment there in which real interest rates are low, debt is rising, and savings are falling.

    Due to the overall positive environment, the average duration of our Portfolio (5.5 years) tended to be longer than the average duration of the Index (5.1 years) over the past year. Generally this stance had a positive impact, although it did detract from performance in December 1996, when Federal Reserve Board Chairman Alan Greenspan's comments about the surprisingly strong U.S. economic growth prompted profit-taking, and then in March 1997, when U.S. inflationary fears resulted in the Federal Reserve's preemptive rate increase.

    Looking forward, we believe that global bond markets offer value, particularly compared with some of the more expensive equity markets, such as those in the U.S. Worldwide excess money growth has been stable, which indicates that inflation is unlikely to rise quickly. With the exception of Japan, fiscal policies remain tight throughout most of the industrialized world. We expect to continue to hold long duration positions in those markets where monetary and fiscal policies are tight, and where real interest rates remain attractive.

                      PACE GLOBAL FIXED INCOME INVESTMENTS

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO-- SB WORLD GOV'T
           WITHOUT FEE*   WITH FEE*     BOND INDEX
8/24/95          $10,000     $10,000          $10,000
8/31/95           $9,950      $9,947          $10,000
9/95             $10,242     $10,226          $10,223
10/95            $10,360     $10,331          $10,299
11/95            $10,460     $10,417          $10,416
12/95            $10,643     $10,586          $10,525
1/96             $10,583     $10,514          $10,395
2/96             $10,439     $10,358          $10,342
3/96             $10,346     $10,252          $10,328
4/96             $10,482     $10,374          $10,286
5/96             $10,421     $10,301          $10,288
6/96             $10,487     $10,353          $10,370
7/96             $10,668     $10,518          $10,569
8/96             $10,685     $10,523          $10,610
9/96             $10,798     $10,621          $10,653
10/96            $11,042     $10,847          $10,853
11/96            $11,252     $11,039          $10,996
12/96            $11,131     $10,907          $10,907
1/97             $10,828     $10,597          $10,616
2/97             $10,819     $10,575          $10,536
3/97             $10,694     $10,440          $10,456
4/97             $10,551     $10,287          $10,364
5/97             $10,821     $10,537          $10,646
6/97             $10,974     $10,672          $10,772
7/97             $11,046     $10,729          $10,688

    The graph depicts the performance of PACE Global Fixed Income Investments versus the Salomon Brothers World Government Bond Index. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Salomon Brothers World Government Bond Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                         AVERAGE ANNUAL TOTAL RETURN
                                                                                     -----------------------------------
                                                                                       WITHOUT PACE        WITH PACE
                                                                                       PROGRAM FEE*       PROGRAM FEE*
                                                                                     -----------------  ----------------
One year ended July 31, 1997.......................................................          3.54%             2.00%
Commencement of operations (August 24, 1995) through July 31, 1997.................          5.27%             3.70%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    MANAGED BY BRINSON PARTNERS, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND DIVIDEND INCOME. THE PORTFOLIO INVESTS IN EQUITY SECURITIES THAT, IN BRINSON'S OPINION, ARE UNDERVALUED. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMMON STOCKS OF COMPANIES WITH TOTAL MARKET CAPITALIZATION OF $2.5 BILLION OR GREATER.

INVESTMENT PROCESS

    BRINSON PARTNERS' PHILOSOPHY INCORPORATES BOTH TOP-DOWN AND BOTTOM-UP ELEMENTS. BRINSON PARTNERS LOOKS FOR UNDERVALUED ISSUES IN THE CONTEXT OF AN OVERALL MACROECONOMIC AND MARKET OUTLOOK. FUNDAMENTAL ANALYSIS IS CONDUCTED BY THE FIRM'S INDUSTRY ANALYSTS ON A UNIVERSE OF 700 STOCKS. THE RESULTS OF THEIR GROWTH AND CASH FLOW PROJECTIONS ARE INCORPORATED INTO A PROPRIETARY VALUATION MODEL. THIS MODEL AIDS IN THE CALCULATION AND RANKING OF SECURITIES. THESE QUANTITATIVE TOOLS, IN COMBINATION WITH THE JUDGMENT OF SENIOR INVESTMENT PROFESSIONALS, DETERMINE WHICH SECURITIES ARE INCLUDED IN THE PORTFOLIO.

COMMENTS FROM BRINSON PARTNERS, INC.

    For the one-year period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio returned 49.13% (exclusive of the PACE Program Fee), which outperformed the Russell 1000 Value Index return of 48.83%. During this time period, the Portfolio's net assets grew to $180.8 million. Its top five sector allocations as of July 31, 1997 were health care (11.5% of the Portfolio), consumer non-durables (10.7%), technology (10.3%), financial banks and thrifts (8.4%), and services (8.2%)*.

    The Portfolio's performance over the past year was positively impacted by a number of factors and industry exposures, including overweighted exposures to stocks and high measures of book-to-price and earnings-to-price ratios versus its benchmark. The largest contributor to performance was our underweighted positions in both telephone and electric utilities, while our underweighted position in companies providing foreign earnings exposure detracted from performance. Our industry weightings, which helped the Portfolio outperform the market, included an overweighted exposure to the banking and pharmaceutical sectors, and underweighted positions in chemicals, autos, beverages, and the miscellaneous finance group, (which includes brokerage and investment firms).

    Xerox Corporation, the largest holding in the Portfolio (4.9% of the Portfolio's net assets as of July 31, 1997), contributed significantly to performance, as did holdings in Corning Inc. (2.3%) and EMC Corp. (2.9%). New product initiatives for these companies, coupled with ongoing restructuring efforts, produced solid earnings growth. Mattel Inc. (1.0%) has also been a strong performer, and we recently trimmed our position in order to take profits in this holding. Individual investments that lagged market returns include Pharmacia & Upjohn Inc. (2.1%) and Allergan Inc. (1.0%).

    Looking ahead, we continue to believe that a combination of new technology, intensifying competition, and the easing of regulatory barriers will meaningfully pressure future profitability of the traditional telephone companies. We have recently increased our holdings in electric utilities. While these securities still face considerable competitive pressures, we believe this is already reflected in prices at this time, and believe that, in general, this industry is attractively valued. Finally, we have reduced the Portfolio's position in banks--reversing a long-standing and successful overweighting in this industry-- because price appreciation appears to have reduced the relative attractiveness of bank issues.

* Services include: software, advertising, data processing and rental services companies.

                  PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX AND THE WILSHIRE LARGE COMPANY VALUE
                                     INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO--  WILSHIRE LG.    RUSSELL 1000
           WITHOUT FEE*   WITH FEE*   CO. VALUE INDEX  VALUE INDEX
8/24/95          $10,000     $10,000          $10,000       $10,000
8/31/95          $10,117     $10,113          $10,000       $10,000
9/95             $10,442     $10,425          $10,521       $10,362
10/95            $10,425     $10,396          $10,510       $10,259
11/95            $10,975     $10,930          $10,952       $10,778
12/95            $11,169     $11,110          $11,282       $11,049
1/96             $11,622     $11,545          $11,640       $11,393
2/96             $11,798     $11,706          $11,716       $11,480
3/96             $12,016     $11,907          $11,827       $11,675
4/96             $12,242     $12,116          $11,839       $11,720
5/96             $12,426     $12,283          $11,953       $11,866
6/96             $12,384     $12,226          $11,891       $11,876
7/96             $11,790     $11,625          $11,540       $11,427
8/96             $12,250     $12,064          $11,846       $11,754
9/96             $12,795     $12,585          $12,194       $12,221
10/96            $13,072     $12,840          $12,837       $12,694
11/96            $13,968     $13,704          $13,743       $13,614
12/96            $13,974     $13,693          $13,434       $13,440
1/97             $14,483     $14,174          $13,888       $14,092
2/97             $14,580     $14,250          $14,247       $14,299
3/97             $14,106     $13,770          $13,632       $13,785
4/97             $14,527     $14,163          $14,048       $14,364
5/97             $15,598     $15,188          $14,720       $15,166
6/97             $16,326     $15,878          $15,252       $15,817
7/97             $17,581     $17,077          $16,554       $17,007

    The graph depicts the performance of PACE Large Company Value Equity Investments versus the Russell 1000 Value Index and the Wilshire Large Company Value Index. It is important to note that PACE Large Company Value Equity Investments is a professionally managed portfolio while the Russell 1000 Value Index and the Wilshire Large Company Value Index are unmanaged. The comparison is shown for illustrative purposes only.

                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                                     --------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*     PROGRAM FEE*
                                                                                     ---------------  ---------------
One year ended July 31, 1997.......................................................        49.13%           46.91%
Commencement of operations (August 24, 1995) through July 31, 1997.................        33.82%           31.82%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    MANAGED BY CHANCELLOR LGT ASSET MANAGEMENT, INC., THE PORTFOLIO'S OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO INVESTS IN EQUITY SECURITIES OF COMPANIES THAT, IN CHANCELLOR'S OPINION, ARE CHARACTERIZED BY AN EARNINGS GROWTH RATE FASTER THAN THAT OF THE S&P 500 INDEX. UNDER NORMAL CONDITIONS, AT LEAST 65% OF TOTAL ASSETS WILL BE INVESTED IN COMMON STOCKS OF COMPANIES WITH TOTAL MARKET CAPITALIZATION OF $2.5 BILLION OR GREATER.

INVESTMENT PROCESS

    CHANCELLOR LGT ASSET MANAGEMENT, INC. SEEKS TO INVEST IN LARGE CAPITALIZATION COMPANIES THAT HAVE SECURE, ABOVE-AVERAGE SECULAR GROWTH PROFILES AND POTENTIAL FOR IMPROVING NEAR-TERM EARNINGS MOMENTUM. STOCK SELECTION IS BASED ON A RANKING SYSTEM THAT WEIGHS FUNDAMENTAL RESEARCH AND QUANTITATIVE AND VALUATION INPUTS IN 40/40/20 PROPORTIONS. CHANCELLOR PURCHASES STOCKS FOR THE PORTFOLIO RANKED IN THE TOP 30% OF THE COMBINED STOCK RANKING AND BUILDS THE PORTFOLIO REFLECTING THE ESTABLISHED INDUSTRY WEIGHTS.

COMMENTS FROM CHANCELLOR LGT ASSET MANAGEMENT, INC.

    For the time period covered by the report--August 1, 1996 through July 31, 1997--the Portfolio returned 45.61% (exclusive of the PACE Program Fee), underperforming the Russell 1000 Growth Index (the "Index") return of 51.85%. As of July 31, 1997, the Portfolio's net assets had increased to $160.3 million, and its top five sector allocations were in health care (19% of the Portfolio), information processing (15%), electronics (9%), retail (9%), and finance/insurance (8%).

    While the Portfolio's performance was strong at the beginning and end of the period, it lagged during the middle (November 1996 through March 1997) relative to the benchmark Index. In the earliest three month period, August through October, the Portfolio benefited from holding stocks across the market capitalization spectrum, across industry groups, and across those showing positive earnings revisions. Between November 1996 and the end of March 1997, the overall market's performance was heavily skewed toward liquid, mega-large cap issues--those with market capitalizations above the $10 billion range--and away from several high technology-related areas, specifically networking and software, which were overweighted groups for this Portfolio. Due to our equal-weighting of portfolio holdings, the largest cap issues are generally underweighted compared to the largest cap issues in the Russell 1000 Growth Index, which is the reason for the relative underperformance in returns. Regarding the technology exposure, networking and software stocks typically have high earnings growth, support high price-to-earnings ratios, and have lower market caps. All of these factors led to the stocks' relatively poor performance in the first several months of 1997, when some surprisingly strong economic data fueled fears that the Federal Reserve would raise interest rates in a preemptive strike against inflation. From April through July, the market once again advanced and, in contrast to the trend established in November through March, left very few stocks behind. Growth stocks continued their record of outperforming their value counterparts, as earnings continued to fuel the market overall in an environment of low inflation and strong economic growth.

    Over the course of the past year there have been several areas in the Portfolio that continued to be appropriate to overweight due to their superior profitability potential. These include health care, retail, finance/banks and finance/insurance, and electronics. At various points we have also had large positions in the aerospace and consumer-related sectors. However, many of the stocks have neared valuation extremes or become over-owned in the marketplace as the potential for earnings surprise has been recognized. We are no longer as heavily weighted in these sectors as we were one year ago.

    Our portfolio holdings as of July 31, 1997 reflect stocks within industries promising strong growth over the next 12 to 18 months. Health care holdings embrace both pharmaceuticals and medical devices. We believe that these industries will benefit from new product pipelines, an accelerating pace of approvals from the FDA, a growing demographic base into which to sell their products, and an expanding global market. Specific holdings included Merck & Co., Inc. (3.9% of the Portfolio's net assets as of July 31, 1997), Eli Lilly & Co. (2.6%), and Guidant Corp. (2.2%).

    Technology holdings are diversified across hardware, software/systems, networking and semiconductors, and related equipment manufacturers. We believe that common factors across these disparate groups include strong order growth, new product momentum, and above-consensus earnings expectations from our analysts. Portfolio holdings included Microsoft Corp. (3.6% of the Portfolio's net assets as of July 31, 1997), Intel Corp. (2.9%), Compaq Computer Corp. (2.6%), HBO & Co. (2.2%), and Applied Materials, Inc. (2.1%).

    Our commitment to the financial services sector--including banks, insurance and various specialty companies--is based on our belief that fundamentals relating to balance sheet quality, earnings predictability, and ongoing strength are improving. Portfolio holdings within these groups include BankAmerica Corp. (2.1% of the Portfolio's net assets as of July 31, 1997), The Travelers Group, Inc. (3.7%), and Student Loan Marketing Association (2.4%).

    Our expectations for the equity market remain positive for the remainder of 1997; however, we recognize that the pace going forward is not likely to match that of the past three months. In order for the market's positive momentum to continue, the current economic environment of moderate growth coupled with low inflation must be maintained. Also, there are several supply and demand factors that point to continued positive long-term trends for the financial markets, namely favorable demographics leading to rising savings rates and solid inflows into mutual funds, as well as strong corporate profit growth leading to excellent cash flows which can be used to finance mergers and acquisitions and stock buyouts. A market correction is likely if any signs of increasing inflationary pressure emerge and the Federal Reserve moves to tighten monetary policy, or if a bout of profit-taking should hit, particularly in light of the recent three-year rise in the equity market.

                  PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX AND THE WILSHIRE LARGE COMPANY
                                  GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO--   WILSHIRE LG.      RUSSELL 1000
           WITHOUT FEE*   WITH FEE*   CO. GROWTH INDEX    GROWTH INDEX
8/24/95          $10,000     $10,000            $10,000         $10,000
8/31/95          $10,000      $9,997            $10,000         $10,000
9/95             $10,367     $10,351            $10,554         $10,461
10/95            $10,483     $10,454            $10,623         $10,468
11/95            $10,675     $10,632            $11,033         $10,875
12/95            $10,667     $10,610            $11,023         $10,937
1/96             $10,967     $10,895            $11,444         $11,303
2/96             $11,234     $11,147            $11,633         $11,510
3/96             $11,284     $11,182            $11,671         $11,525
4/96             $11,485     $11,367            $11,949         $11,828
5/96             $11,810     $11,674            $12,482         $12,241
6/96             $11,819     $11,667            $12,552         $12,258
7/96             $11,076     $10,935            $11,918         $11,540
8/96             $11,485     $11,310            $12,273         $11,837
9/96             $12,520     $12,314            $13,147         $12,699
10/96            $12,662     $12,438            $13,264         $12,776
11/96            $13,338     $13,085            $14,347         $13,735
12/96            $12,932     $12,672            $13,992         $13,466
1/97             $13,660     $13,368            $15,104         $14,411
2/97             $13,267     $12,967            $15,049         $14,313
3/97             $12,313     $12,020            $14,353         $13,539
4/97             $13,208     $12,878            $15,527         $14,438
5/97             $13,944     $13,578            $16,505         $15,480
6/97             $14,605     $14,204            $17,210         $16,099
7/97             $16,128     $15,665            $18,722         $17,523

    The graph depicts the performance of PACE Large Company Growth Equity Investments versus the Russell 1000 Growth Index and the Wilshire Large Company Growth Index. It is important to note that PACE Large Company Growth Equity Investments is a professionally managed portfolio while the Russell 1000 Growth Index and the Wilshire Large Company Growth Index are unmanaged. The comparison is shown for illustrative purposes only.

                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                                     --------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*     PROGRAM FEE*
                                                                                     ---------------  ---------------
One year ended July 31, 1997.......................................................        45.61%           43.44%
Commencement of operations (August 24, 1995) through July 31, 1997.................        27.99%           26.08%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    MANAGED BY BRANDYWINE ASSET MANAGEMENT, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO INVESTS IN EQUITY SECURITIES THAT, IN BRANDYWINE'S OPINION, ARE UNDERVALUED OR OVERLOOKED IN THE MARKETPLACE AT THE TIME OF PURCHASE, WHICH GENERALLY HAVE BELOW-MARKET AVERAGE PRICE-TO-EARNINGS RATIOS. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $2.5 BILLION.

INVESTMENT PROCESS

    BRANDYWINE FIRST NARROWS THE SMALL COMPANY UNIVERSE TO APPROXIMATELY 650 SMALL CAPITALIZATION VALUE STOCKS THROUGH THE USE OF THREE QUANTITATIVE SCREENING CRITERIA: POSITIVE TRAILING 12-MONTH OPERATING EARNINGS; THE LOWEST PRICE-TO-EARNINGS QUARTILE BASED ON THE TRAILING 12-MONTH OPERATING EARNINGS; AND MARKET CAP GREATER THAN $10 MILLION BUT LOWER THAN THE MEDIAN CAPITALIZATION OF THE NEW YORK STOCK EXCHANGE. A HANDS-ON FUNDAMENTAL REVIEW OF EACH STOCK FURTHER NARROWS THE LIST BY EXCLUDING STOCKS FOR THE FOLLOWING: ADJUSTMENTS TO EARNINGS THAT ELIMINATE NON-OPERATING GAINS, THUS RAISING THE STOCK'S PRICE TO EARNINGS RATIO ABOVE THE LOWER QUARTILE; STRONG RECENT PRICE GAINS; OR SEVERE OR SUDDEN FUNDAMENTAL DETERIORATION.

COMMENTS FROM BRANDYWINE ASSET MANAGEMENT, INC.

    For the time period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio's 46.99% return (exclusive of the PACE Program Fee) significantly outperformed the Russell 2500 Value Index Return of 44.61%. As of July 31, 1997, the Portfolio's net assets had increased to $135.0 million. The top five sector allocations as of that date were in financials (29.1% of the Portfolio), consumer cyclicals (26.9%), basic materials (11.7%), utilities (10.3%), and capital goods (9.5%).

    The stock market produced extraordinary returns during the period covered by this report, with the Standard & Poor's 500 Index, a commonly used measure of stock market performance, rising 52.1%. Except for a brief downturn this spring, the market was powered by the belief that moderate economic growth and increasing corporate profits could continue without igniting inflation. However, skepticism remains about how long this unusual combination can continue. As a result, investors have funneled much of their purchases into large stocks that are perceived to have very stable growth. Smaller cap stocks, particularly GROWTH stocks with their volatile earnings, lagged the markets as is shown by the Russell 2500 Index return of 37.2% (overall smaller cap index including both growth and value stocks) for this period. Smaller cap VALUE stocks, which entered this period at low valuations, did relatively well compared to the overall small cap market.

    The Portfolio's strong relative performance versus the Russell 2500 Value Index is attributable to several sectors. In the first half of 1996, we increased our weightings in technology and financials as poor performance for these sectors during that timeframe produced attractive valuations for many stocks. These sectors performed well over the last twelve months: the financials benefited from strong investment markets, lower interest rates, and continued consolidation in the bank and insurance fields. The Portfolio's holdings in the semiconductor and semiconductor equipment industries rallied as the semiconductor cycle bottomed out in the second half of 1996. The Portfolio also benefited from our low weighting in utilities, a sector that significantly lagged the market.

    As a result of overall strong performance of the technology sector, we significantly reduced our technology holdings within the Portfolio since fewer of these stocks trade at low valuations. We are also in the process of lowering our financial sector weighting by selling the growing number of these stocks that have reached our sell targets. To replace these holdings, we have been adding to our utility, consumer, and health care weightings, all sectors that underperformed the small cap market.

    The largest U.S. stocks led the market's extraordinary rise over the last two years. Many of these stocks have reached extreme valuations, while the smaller cap value companies remain attractively priced. Therefore, looking ahead, we believe that small cap value stocks provide a strong potential for above-market returns.

               PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
PORTFOLIO AND THE RUSSELL 2500 VALUE INDEX AND THE WILSHIRE SMALL COMPANY VALUE
                                     INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO-- WILSHIRE SMALL   RUSSELL 2500
           WITHOUT FEE*   WITH FEE*   CO. VALUE INDEX  VALUE INDEX
8/24/95          $10,000     $10,000          $10,000       $10,000
8/31/95          $10,017     $10,013          $10,000       $10,000
9/95             $10,025     $10,009          $10,316       $10,158
10/95             $9,625      $9,598          $10,257        $9,886
11/95             $9,867      $9,827          $10,633       $10,328
12/95             $9,992      $9,939          $10,800       $10,548
1/96             $10,034      $9,967          $10,885       $10,669
2/96             $10,142     $10,063          $10,974       $10,822
3/96             $10,376     $10,282          $11,146       $11,025
4/96             $10,711     $10,601          $11,112       $11,244
5/96             $10,953     $10,827          $11,274       $11,428
6/96             $10,786     $10,648          $11,305       $11,363
7/96             $10,276     $10,132          $10,781       $10,818
8/96             $10,795     $10,630          $11,188       $11,328
9/96             $11,096     $10,913          $11,512       $11,716
10/96            $11,246     $11,047          $11,655       $11,913
11/96            $11,948     $11,722          $12,384       $12,617
12/96            $12,225     $11,979          $12,466       $12,891
1/97             $12,656     $12,386          $12,651       $13,221
2/97             $12,777     $12,488          $12,942       $13,368
3/97             $12,406     $12,111          $12,593       $12,995
4/97             $12,389     $12,079          $12,824       $13,246
5/97             $13,432     $13,080          $13,722       $14,170
6/97             $14,346     $13,952          $14,222       $14,837
7/97             $15,105     $14,672          $14,990       $15,647

    The graph depicts the performance of PACE Small/Medium Company Value Equity Investments versus the Russell 2500 Value Index and the Wilshire Small Company Value Index. It is important to note that PACE Small/Medium Company Value Equity Investments is a professionally managed portfolio while the Russell 2500 Value Index and the Wilshire Small Company Value Index are unmanaged. The comparison is shown for illustrative purposes only.

                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                                     --------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*     PROGRAM FEE*
                                                                                     ---------------  ---------------
One year ended July 31, 1997.......................................................        46.99%           44.80%
Commencement of operations (August 24, 1995) through July 31, 1997.................        23.73%           21.88%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    MANAGED BY DELAWARE INVESTMENT ADVISERS, THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO INVESTS PRIMARILY IN THE COMMON STOCK OF "EMERGING GROWTH" COMPANIES, COMPANIES CHARACTERIZED BY ABOVE-AVERAGE GROWTH OF EARNINGS RATES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMMON STOCK OF ISSUERS WITH A TOTAL MARKET CAPITALIZATION OF LESS THAN $2.5 BILLION.

INVESTMENT PROCESS

    DELAWARE INVESTMENT ADVISERS LOOKS FOR COMPANIES EXHIBITING ANNUAL EARNINGS GROWTH OF 25% OR MORE BUT PRICED AT A MODEST PREMIUM TO THE S&P'S MULTIPLE. OTHER IMPORTANT FACTORS IN THE INVESTMENT PROCESS INCLUDE FREE CASH FLOW, STRONG MANAGEMENT WITH INSIDER OWNERSHIP, AND POTENTIAL FOR UPSIDE EARNINGS SURPRISES. COMPANIES ARE IDENTIFIED USING IN-DEPTH FUNDAMENTAL, BOTTOM-UP ANALYSIS.

COMMENTS FROM DELAWARE INVESTMENT ADVISERS

    For the time period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio's total return was 28.93% (exclusive of the PACE Program
Fee), which slightly underperformed the Russell 2500 Growth Index return (the "Index") of 29.25%. As of July 31, 1997, the Portfolio's net assets had increased to $125.6 million. The top four sector allocations as of that date were in technology (20.4% of the Portfolio), business services (14.2%), consumer services (12.9%), and health care (11.06%). Since Delaware Investment Advisers took over the Portfolio, it has outperformed the Index by 2.71% (16.45% for the Portfolio vs. 13.74% for the Index) for the period from December 17, 1996 through July 31, 1997.

    Though the Portfolio did well against the Index, divergence in performance between large-cap and small-cap issues continued through the period. Slower cash flows into aggressive growth mutual funds, and a record number of new offerings, impacted small-cap performance a great deal. By the end of the period, however, the number of new offerings coming to market had somewhat dissipated.

    Significant portfolio changes were made during this reporting period due to a management change. On December 17, 1996, Delaware Investment Advisers assumed management of the Portfolio, replacing Westfield Capital Management Company, Inc. At the start of the period, the Portfolio had been heavily weighted in technology, which was the worst performing sector in the Index, and cyclicals, which impaired relative performance as premium retailers underperformed discounters in their industry. Changes in the Portfolio included shifting to a moderate overweighting in the technology, business services, and consumer services sectors.

    Given our outlook for moderate economic growth and stable interest rates, plus the relative undervaluation of small-company growth stocks, we are cautiously optimistic for the rest of 1997. Fundamentals appear attractive for a broad range of companies within our universe as smaller companies have rebounded as of late and appear to be well-positioned to take advantage of the current benign economic outlook and improved fundamentals. For the seven months ended July 31, 1997, the energy sector was the best performer, up 68.3%, with consumer nondurables finishing second, up 31.9%. Technology has been weak for the year-to-date period so far, but we are finding some companies that appear poised to take advantage of the developing industry dynamics.

              PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE RUSSELL 2500 GROWTH INDEX AND THE WILSHIRE SMALL COMPANY
                                  GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO-- WILSHIRE SMALL CO.   RUSSELL 2500
           WITHOUT FEE*   WITH FEE*      GROWTH INDEX      GROWTH INDEX
8/24/95          $10,000     $10,000             $10,000         $10,000
8/31/95           $9,942      $9,938             $10,000         $10,000
9/95              $9,967      $9,951             $10,203         $10,214
10/95             $9,567      $9,540              $9,592          $9,853
11/95             $9,758      $9,719             $10,217         $10,256
12/95             $9,863      $9,810             $10,240         $10,392
1/96              $9,470      $9,408             $10,508         $10,425
2/96             $10,004      $9,927             $10,765         $10,883
3/96             $10,013      $9,922             $10,920         $11,120
4/96             $10,881     $10,769             $11,220         $11,881
5/96             $11,348     $11,217             $11,370         $12,305
6/96             $10,764     $10,626             $11,029         $11,688
7/96              $9,345      $9,215             $10,292         $10,526
8/96              $9,821      $9,671             $10,970         $11,251
9/96             $10,463     $10,291             $11,510         $11,848
10/96            $10,088      $9,910             $11,627         $11,480
11/96            $10,463     $10,266             $12,391         $11,900
12/96            $10,589     $10,375             $12,370         $11,959
1/97             $10,989     $10,754             $13,032         $12,316
2/97             $10,572     $10,333             $12,974         $11,777
3/97              $9,804      $9,571             $12,524         $11,002
4/97              $9,571      $9,331             $13,160         $11,051
5/97             $10,697     $10,416             $14,062         $12,376
6/97             $11,198     $10,890             $14,574         $12,790
7/97             $12,049     $11,703             $16,019         $13,602

    The graph depicts the performance of PACE Small/Medium Company Growth Equity Investments versus the Russell 2500 Growth Index and the Wilshire Small Company Growth Index. It is important to note that PACE Small/Medium Company Growth Equity Investments is a professionally managed portfolio while the Russell 2500 Growth Index and the Wilshire Small Company Value Index are unmanaged. The comparison is shown for illustrative purposes only.

                                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                                     ----------------------------
                                                                                     WITHOUT PACE     WITH PACE
                                                                                     PROGRAM FEE*   PROGRAM FEE*
                                                                                     -------------  -------------
One year ended July 31, 1997.......................................................       28.93%         27.01%
Commencement of operations (August 24, 1995) through July 31, 1997.................       10.10%          8.46%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE INTERNATIONAL EQUITY INVESTMENTS

    MANAGED BY MARTIN CURRIE INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO INVESTS IN EQUITY SECURITIES OF COMPANIES DOMICILED OUTSIDE THE UNITED STATES. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN EQUITY SECURITIES OF COMPANIES DOMICILED IN THREE OR MORE COUNTRIES OUTSIDE THE U.S. UP TO 10% OF THE PORTFOLIO'S TOTAL ASSETS MAY BE INVESTED IN EMERGING MARKETS.

INVESTMENT PROCESS

    MARTIN CURRIE LOOKS FOR COMPANIES THAT EXHIBIT STRONG FUNDAMENTALS AND ATTRACTIVE VALUATIONS BASED ON ESTIMATES OF FUTURE EARNINGS. COUNTRY ALLOCATION DECISIONS ARE BASED ON CRITERIA THAT INCLUDE ECONOMIC AND POLITICAL STABILITY, THE BREADTH AND LIQUIDITY OF THE MARKET, THE NATURE OF THE LOCAL INVESTOR, CURRENCY OUTLOOK, SETTLEMENT SYSTEM, AND VALUATION. A SIGNIFICANT PERCENTAGE OF THE PORTFOLIO'S FOREIGN CURRENCY EXPOSURE MAY BE HEDGED BACK TO THE U.S. DOLLAR.

COMMENTS FROM MARTIN CURRIE INC.

    For the time period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio's return of 24.30% (exclusive of the PACE Program Fee) significantly outperformed the Morgan Stanley Capital International's Europe, Australia, and Far East (MSCI EAFE) Index (the "Index") return of 18.11%. The Portfolio's performance was helped by strong stock selection in Japan as well as an underweighting in that market, which fell by 7.4% over the period. Increased exposure to Latin American markets was also a major positive contributor, although being underweighted in the Continental European markets was a less favorable decision.

    As of July 31, 1997, the Portfolio's net assets had grown to $103.0 million. The top five country allocations as of that date were Japan (20.0% of the Portfolio's net assets), United Kingdom (17.8%), Germany (11.0%), Hong Kong (6.7%), and France (5.8%). The top five sector allocations were in finance (22.8% of the Portfolio), consumer goods (19.6%), capital goods (18.8%), utilities (7.9%), and basic industries (6.2%).

    The twelve months ended July 31, 1997 witnessed extraordinary polarization in international equity markets, as well as extreme volatility from quarter to quarter. Currencies were very volatile, with the British Pound Sterling and the U.S. Dollar emerging as the strongest of the major currencies.

    Of the investment regions, Latin America was the strongest performer, but even in these markets there was a marked divergence between the weakest and strongest performing countries. At the other end of the scale, Japan's market actually had a negative year. To illustrate the volatility, however, Japan equities rose 23.7% in the second quarter 1997. Apart from Japan, the most disappointing region was the Pacific Basin, which, while it performed roughly in line with the Index, grossly underperformed U.S. equities, despite the historic correlation between the two areas.

    In the Pacific region, only Hong Kong and India, heavily weighted in our Portfolio, were strong performers. Many of the other countries were very poor performers, in U.S. dollar terms. Starting with Thailand, which we sold due to concerns about the banking system and the currency, many of the countries saw a collapse in the value of their currencies vs. the U.S. dollar.

    Over the year, the percentage invested in United Kingdom and Continental Europe equities rose at the expense of Japan and the Pacific Basin. This was broadly correct, with the most significant mistake not being more heavily weighted towards Continental Europe.

    Looking ahead, we expect the bull market in international equities to continue. Japan, as ever, will involve the most critical allocation decision. We anticipate increasing exposure to that market if the economy recovers, but are currently content with the Portfolio's distribution.

                     PACE INTERNATIONAL EQUITY INVESTMENTS

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                       PORTFOLIO AND THE MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO--     MSCI
           WITHOUT FEE*   WITH FEE*    EAFE INDEX
8/24/95          $10,000     $10,000       $10,000
8/31/95           $9,942      $9,938       $10,000
9/95             $10,008      $9,993       $10,198
10/95             $9,842      $9,814        $9,926
11/95             $9,967      $9,926       $10,205
12/95            $10,356     $10,301       $10,619
1/96             $10,691     $10,621       $10,665
2/96             $10,658     $10,575       $10,704
3/96             $10,901     $10,802       $10,934
4/96             $11,118     $11,004       $11,254
5/96             $11,009     $10,882       $11,050
6/96             $11,127     $10,984       $11,115
7/96             $10,708     $10,558       $10,792
8/96             $10,767     $10,603       $10,819
9/96             $11,060     $10,878       $11,109
10/96            $10,884     $10,691       $10,999
11/96            $11,336     $11,122       $11,439
12/96            $11,423     $11,193       $11,295
1/97             $11,236     $10,996       $10,902
2/97             $11,465     $11,206       $11,083
3/97             $11,440     $11,167       $11,126
4/97             $11,542     $11,253       $11,187
5/97             $12,375     $12,050       $11,918
6/97             $12,944     $12,589       $12,578
7/97             $13,310     $12,928       $12,784

    The graph depicts the performance of PACE International Equity Investments versus the MSCI EAFE Index. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the MSCI EAFE Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                                     --------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*     PROGRAM FEE*
                                                                                     ---------------  ---------------
One year ended July 31, 1997.......................................................        24.30%           22.44%
Commencement of operations (August 24, 1995) through July 31, 1997.................        15.90%           14.18%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

    MANAGED BY SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION. THE PORTFOLIO PRIMARILY INVESTS, UNDER NORMAL CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF ISSUERS IN THREE OR MORE EMERGING MARKETS.

INVESTMENT PROCESS

    SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC. ("SCHRODER") UTILIZES AN EXTENSIVE NETWORK OF REGIONAL SPECIALISTS AND ANALYSTS IN 11 COUNTRIES. THIS LOCAL PRESENCE SUPPORTS AN INTENSIVE COMPANY RESEARCH PROGRAM THAT IS ESSENTIAL IN EMERGING MARKETS. THE PROPRIETARY RESEARCH COMPILED IS THEN USED TO IDENTIFY COMPANIES WHOSE CHARACTERISTICS FALL WITHIN SCHRODER'S CRITERIA, INCLUDING PROFESSIONAL MANAGEMENT, SUSTAINABLE EARNINGS GROWTH, A HIGH DOMESTIC MARKET SHARE, AND CREDIBLE ACCOUNTING STANDARDS.

COMMENTS FROM SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.

    For the time period covered by this report--August 1, 1996 through July 31, 1997--the Portfolio returned 25.31% (exclusive of the PACE Program Fee), which significantly outperformed the MSCI Emerging Markets Free Index return of 20.49%. Stock selection in the Philippines, China, and South Africa was a main reason for this outperformance. As of July 31, 1997, the Portfolio's net assets had increased to $54.8 million. The major regional allocations as of the same date were: Latin America (37.8% of the Portfolio's net assets), South Asia (19.7%), Europe/Africa (15.7%), East Asia (18.2%) and the Middle East (3.8%). The top five sector allocations were in energy (18.7% of the Portfolio), finance (16.7%), telecommunications (14.3%), capital equipment (12.5%), and services (12.3%).*

    The emerging equity markets generally performed well over the last year, benefiting from strong liquidity and an improving economic environment, with a few exceptions. Over this time period the overweighted position in Asia was reduced, while the Latin American weighting increased. Elsewhere, we maintained our overweight position in Eastern Europe and added to new countries such as Russia, Israel and Egypt.

    Asian performance was very mixed over the last year. The Fund had a high weighting in China, which was very strong, as the outlook for earnings improved with economic recovery. While Taiwan and India both performed well, the South East Asian markets were affected by currency turmoil. The forced devaluation in Thailand had repercussions through the region, most notably in the Philippines, Indonesia and Malaysia. (The Portfolio is currently not permitted to invest in Malaysia.)

    Latin American markets saw consistently strong market performance. Of the major regional markets, Brazil and Mexico were the best performers, which were the Portfolio's two largest country weightings. The region benefited from continued economic recovery as well as Brazil's privatization of various utilities.

    Eastern Europe had a mixed performance, with Poland affected by the Czech Republic's devaluation. At the same time, Hungary more than doubled over the year, driven by an improved economic outlook and strong earnings growth. Russia was also very strong due to an influx of foreign liquidity. The Mediterranean markets of Portugal, Greece and Turkey benefited from falling interest rates and an improved political environment. Israel, where we made our first investment last year, benefited from an improved economic environment despite problems with the peace process. Finally, South Africa, very weak in 1996 as the currency devalued, recovered as the market anticipated falling interest rates.

    Going forward, we continue to remain cautious about the Southeast Asian market, waiting to see evidence of currency stability that will allow interest rates to fall. After the very strong performance from our Chinese stocks, we have been taking some profits that have been offset by additions to Korea, which we believe should see a cyclical recovery. In Latin America, we are continuing to reduce Brazil, the Portfolio's largest weighting, after its strong performance and some increasing economic concerns. We are adding to Mexico, where we are overweighted, to gain exposure to an anticipated consumer recovery.

* Services include: air transport, communications, restaurants, business services, land transportation, leisure and hotels, media, printing, retailers, shipping, telecommunications, transportation, warehousing and wholesale.

             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               PORTFOLIO AND THE MSCI EMERGING MARKETS FREE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PORTFOLIO--   PORTFOLIO--   MSCI EMERG.
           WITHOUT FEE*   WITH FEE*   MKT. FREE INDEX
8/24/95          $10,000     $10,000           $10,000
8/31/95          $10,017     $10,013           $10,000
9/95              $9,900      $9,885            $9,939
10/95             $9,500      $9,473            $9,549
11/95             $9,475      $9,437            $9,370
12/95             $9,814      $9,761            $9,768
1/96             $10,765     $10,694           $10,453
2/96             $10,481     $10,400           $10,270
3/96             $10,623     $10,527           $10,332
4/96             $10,965     $10,852           $10,708
5/96             $11,057     $10,929           $10,634
6/96             $11,074     $10,932           $10,677
7/96             $10,423     $10,282            $9,928
8/96             $10,581     $10,420           $10,168
9/96             $10,581     $10,407           $10,242
10/96            $10,106      $9,927            $9,962
11/96            $10,348     $10,152           $10,117
12/96            $10,649     $10,435           $10,151
1/97             $11,202     $10,963           $10,836
2/97             $11,629     $11,366           $11,293
3/97             $11,478     $11,205           $10,968
4/97             $11,629     $11,338           $10,948
5/97             $12,190     $11,870           $11,231
6/97             $12,826     $12,474           $11,809
7/97             $13,061     $12,686           $11,962

    The graph depicts the performance of PACE International Emerging Markets Equity Investments versus the MSCI Emerging Markets Free Index. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the MSCI Emerging Markets Free Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                                     --------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*     PROGRAM FEE*
                                                                                     ---------------  ---------------
One year ended July 31, 1997.......................................................        25.31%           23.44%
Commencement of operations (August 24, 1995) through July 31, 1997.................        14.78%           13.07%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE program Fee is 1.50% of the value of PACE assets.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Portfolios of Investments

July 31, 1997
--------------------------------------------------------------------------------
PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MATURITY           INTEREST
AMOUNT (000)                                                           DATES              RATES          VALUE
------------                                                     ------------------  ----------------  ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--6.87%
        $805  Federal Home Loan Bank...........................     10/16/97 to      5.820 to 5.900%   $  805,000
                                                                      08/04/98
         300  Student Loan Marketing Association...............     12/24/97 to       5.630 to 5.750      300,000
                                                                      01/08/98
                                                                                                       ----------
Total U.S. Government and Agency Obligations
(cost--$1,105,000).............................................                                         1,105,000
                                                                                                       ----------
BANK NOTES--6.22%
DOMESTIC--6.22%
         400  Bank of America National Trust & Savings
                Association....................................     11/21/97 to       5.520 to 6.150      399,949
                                                                      05/05/98
         200  FCC National Bank................................       03/25/98            6.000           199,877
         400  FCC National Bank*...............................       08/01/97            5.610           399,807
                                                                                                       ----------
Total Bank Notes (cost--$999,633)..............................                                           999,633
                                                                                                       ----------
CERTIFICATES OF DEPOSIT--27.69%
DOMESTIC--4.05%
         250  Bankers Trust Co.*...............................       8/05/97             5.570           250,000
         400  Bankers Trust Co.................................     04/30/98 to       6.160 to 6.280      399,987
                                                                      06/02/98
                                                                                                       ----------
                                                                                                          649,987
                                                                                                       ----------
YANKEE--23.64%
         700  American Express Centurion Bank..................       08/11/97            5.550           700,000
         550  Canadian Imperial Holdings Inc...................     08/19/97 to       5.680 to 5.760      549,885
                                                                      02/27/98
         400  Commerzbank AG...................................       08/11/97            5.480           400,003
         200  Creditanstalt Bankverein.........................       06/04/98            6.080           200,114
         200  National Westminster Bancorp Inc.................       07/30/98            5.790           199,981
         600  Royal Bank of Canada.............................     08/22/97 to       5.670 to 5.875      599,864
                                                                      03/10/98
         300  Skandinaviska Enskilda Banken Funding............       08/11/97            5.580           300,001
         650  Societe Generale.................................     10/21/97 to       5.720 to 6.350      650,153
                                                                      07/24/98
         200  Suntrust Bank....................................       07/14/98            5.830           199,880
                                                                                                       ----------
                                                                                                        3,799,881
                                                                                                       ----------
Total Certificates of Deposit (cost--$4,449,868)...............                                         4,449,868
                                                                                                       ----------
COMMERCIAL PAPER@--50.80%
ASSET-BACKED--11.68%
         300  Enterprise Funding Corp..........................       08/14/97            5.580           299,395
         333  Falcon Asset Securitization Corp.................       08/20/97            5.510           332,032
         258  New Center Asset Trust...........................       08/01/97            5.850           258,000
         600  Preferred Receivables Funding Corp...............     08/04/97 to       5.540 to 5.580      599,475
                                                                      08/20/97
         389  Triple-A One Funding Corp........................       08/12/97            5.530           388,343
                                                                                                       ----------
                                                                                                        1,877,245
                                                                                                       ----------
BANKING--4.02%
         100  Bankers Trust New York Corp......................       03/30/98            5.580            96,264
         250  BBL North America Inc............................       10/08/97            5.540           247,384
         100  BCI Funding Corp.................................       08/22/97            5.610            99,673
         203  Unifunding.......................................       08/22/97            5.500           202,349
                                                                                                       ----------
                                                                                                          645,670
                                                                                                       ----------
BROKER-DEALER--9.19%
         300  Goldman Sachs & Co...............................       08/22/97            5.540           299,030
         688  Lehman Brothers Holdings Inc.....................     10/14/97 to       5.570 to 5.600      678,271
                                                                      11/07/97
         500  Merrill Lynch & Co., Inc.........................       08/06/97            5.600           499,611
                                                                                                       ----------
                                                                                                        1,476,912
                                                                                                       ----------
BUSINESS SERVICES--2.67%
         300  Block Financial Corp.............................       08/18/97            5.520           299,218
         130  PHH Corp.........................................       08/11/97            5.550           129,800
                                                                                                       ----------
                                                                                                          429,018
                                                                                                       ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MATURITY           INTEREST
AMOUNT (000)                                                           DATES              RATES          VALUE
------------                                                     ------------------  ----------------  ----------
COMMERCIAL PAPER@--(CONCLUDED)
CHEMICALS--3.45%
        $555  Henkel Corp......................................       08/14/97            5.500%       $  553,898
                                                                                                       ----------
FINANCE-CONDUIT--3.97%
         639  UBS Finance (DE) Inc.............................       08/08/97            5.500           638,317
                                                                                                       ----------
FINANCE-CONSUMER--5.91%
         700  Household Finance Corp...........................       08/01/97            5.850           700,000
         250  Transamerica Finance Corp........................       08/14/97            5.510           249,502
                                                                                                       ----------
                                                                                                          949,502
                                                                                                       ----------
FOOD, BEVERAGE & TOBACCO--4.10%
         662  B.A.T. Capital Corp..............................       08/27/97            5.500           659,370
                                                                                                       ----------
INSURANCE-PROPERTY/CASUALTY--1.96%
         316  AIG Funding Inc..................................       08/13/97            5.500           315,421
                                                                                                       ----------
TELECOMMUNICATIONS--3.85%
         112  Bell Atlantic Financial Services Inc.............       08/01/97            5.500           112,000
         507  Nynex Corp.......................................       08/15/97            5.550           505,906
                                                                                                       ----------
                                                                                                          617,906
                                                                                                       ----------
Total Commercial Paper (cost--$8,163,259)......................                                         8,163,259
                                                                                                       ----------
SHORT-TERM CORPORATE OBLIGATIONS--8.72%
BROKER-DEALER--5.60%
         150  Bear Stearns Companies Inc.......................       06/22/98            6.000           150,000
         450  Bear Stearns Companies Inc.*.....................     08/05/97 to       5.590 to 5.652      450,000
                                                                      08/21/97
         100  Merrill Lynch & Co., Inc.*.......................       08/01/97            5.680            99,995
         200  Morgan Stanley Group Inc.*.......................       08/14/97            5.763           200,000
                                                                                                       ----------
                                                                                                          899,995
                                                                                                       ----------
FINANCE-DIVERSIFIED--1.24%
         200  CIT Group Holdings Inc.*.........................       08/01/97            5.580           199,951
                                                                                                       ----------
FOOD, BEVERAGE & TOBACCO--0.63%
         100  Philip Morris Companies Inc......................       12/01/97            9.250           101,147
                                                                                                       ----------
INSURANCE--1.25%
         200  Prudential Funding Corp..........................       01/06/98            5.660           200,000
                                                                                                       ----------
Total Short-Term Corporate Obligations (cost--$1,401,093)......                                         1,401,093
                                                                                                       ----------
Total Investments (cost--$16,118,853)--100.30%.................                                        16,118,853
Liabilities in excess of other assets--(0.30)%.................                                           (48,795)
                                                                                                       ----------
Net Assets--100.00%............................................                                        $16,070,058
                                                                                                       ----------
                                                                                                       ----------

---------------
* Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of July 31, 1997 and reset periodically.

@ Interest rates shown are discount rates at date of purchase.

                       Weighted average maturity-- 76 days

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                     MATURITY           INTEREST
    (000)                                                                      DATES               RATES             VALUE
-------------                                                           --------------------  ---------------    -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--42.26%
      $ 2,607  GNMA II ARM............................................  01/20/18 to 09/20/26  6.875 to 7.375%    $   2,676,385
       12,100  GNMA TBA...............................................          TBA           7.000 to 7.500        12,259,250
       27,510  GNMA...................................................  08/15/21 to 04/15/27       7.500            28,000,124
                                                                                                                 -------------
Total Government National Mortgage Association Certificates
  (cost--$42,081,621).................................................                                              42,935,759
                                                                                                                 -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--5.64%
        3,918  FHLMC ARM..............................................        02/01/26        6.481 to 6.917         4,009,051
        1,675  FHLMC..................................................        04/01/04             8.500             1,722,638
                                                                                                                 -------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$5,672,535)..................................................                                               5,731,689
                                                                                                                 -------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES--1.70%
        1,685  FHA Project Notes (cost--$1,748,381)...................  05/01/17 to 08/01/20  7.430 to 7.880         1,730,320
                                                                                                                 -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.89%
        5,000  FNMA TBA (cost--$4,952,188)............................          TBA                6.070             4,971,875
                                                                                                                 -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--44.16%
          112  FHLMC GNMA REMIC Series 23, Class KZ...................        11/25/23             6.500                99,749
        4,000  FHLMC GNMA REMIC Series 21, Class C....................        12/25/11             5.150             3,973,360
          887  FHLMC REMIC Series 80 Class E..........................        06/15/19             8.600               889,891
          650  FHLMC REMIC Series 159, Class H........................        09/15/21             4.500               569,407
          316  FHLMC REMIC Series 1347, Class HC......................        12/15/21             4.250               259,218
          217  FHLMC REMIC Series 1502, Class PXZ.....................        04/15/23             7.000               207,971
          490  FHLMC REMIC Series 1534, Class Z.......................        06/15/23             5.000               344,805
          112  FHLMC REMIC Series 1573, Class PZ......................        09/15/23             7.000               111,184
          300  FHLMC REMIC Series 1576, Class PD......................        09/15/02             5.500               299,220
           58  FHLMC REMIC Series 1585, Class C.......................        08/15/10             4.500                57,914
          806  FHLMC REMIC Series 1602, Class PD......................        01/15/15             5.200               802,010
          860  FHLMC REMIC Series 1609, Class C.......................        02/15/11             5.000               857,425
          609  FHLMC REMIC Series 1628, Class KZ......................        12/15/23             6.250               550,365
          443  FHLMC REMIC Series 1628, Class LZ......................        12/15/23             6.500               396,359
          849  FHLMC REMIC Series 1640, Class F.......................        10/15/07             6.088*              851,306
          121  FHLMC REMIC Series 1658, Class GZ......................        01/15/24             7.000               115,905
          500  FHLMC REMIC Series 1693, Class D.......................        12/15/04             5.350               497,040
          364  FHLMC REMIC Series 1694, Class Z.......................        03/15/24             6.500               333,531
        1,537  FHLMC REMIC Series 1708, Class A.......................        04/15/06             6.000             1,536,011
           85  FHLMC REMIC Series 1775, Class Z.......................        03/15/25             8.500                95,652
        5,368  FHLMC REMIC Series 1927, Class PA......................        11/15/04             6.500             5,379,204
        1,034  FHLMC REMIC Series 1933, Class ZA......................        02/15/27             8.000             1,097,100
          299  FNMA REMIC Trust 1990 - 76, Class E....................        02/25/19             7.000               299,847
          165  FNMA REMIC Trust 1992 - 129, Class L...................        07/25/22             6.000               150,752
           77  FNMA REMIC Trust 1992 - 48, Class E....................        04/25/03             7.300                76,769

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                     MATURITY           INTEREST
    (000)                                                                      DATES               RATES             VALUE
-------------                                                           --------------------  ---------------    -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
      $ 1,015  FNMA REMIC Trust 1993 - 37, Class PXZ..................        03/25/23             7.000%        $     943,513
          926  FNMA REMIC Trust 1993 - 38, Class G....................        01/25/15             5.000               918,388
        5,466  FNMA REMIC Trust 1993 - 53, Class K....................        04/25/23             5.750             4,914,218
        1,898  FNMA REMIC Trust 1993 - 59, Class D....................        11/25/03             5.000             1,888,547
        1,887  FNMA REMIC Trust 1993 - 171, Class C...................        08/25/11             5.600             1,877,565
          510  FNMA REMIC Trust 1993 - 175, Class PB..................        12/25/01             5.250               508,176
        4,000  FNMA REMIC Trust 1993 - 188, Class X-188A E............        07/25/03             5.400             3,980,360
        1,000  FNMA REMIC Trust 1993 - 192, Class C...................        01/25/04             5.750               997,300
        3,000  FNMA REMIC Trust 1993 - 214, Class D...................        08/25/04             5.250             2,979,570
           58  FNMA REMIC Series 1993 - 250, Class Z..................        12/25/23             7.000                56,886
          351  FNMA REMIC Trust G1993 - 40, Class ZA..................        12/25/23             6.500               307,344
           64  FNMA REMIC Trust 1994 - 27, Class CZ...................        02/25/24             6.500                56,744
        1,377  FNMA REMIC Trust 1994 - 75, Class C....................        01/25/13             6.000             1,374,050
          615  FNMA REMIC Series 1994 - 90, Class PC..................        07/25/01             6.500               615,595
          270  Prudential Home Mortgage REMIC 1993 - 13, Class A6.....        04/25/08             5.500               268,593
          463  Prudential Home Mortgage REMIC 1993 - 29, Class A8.....        08/25/08             6.750               450,841
          147  Prudential Home Mortgage REMIC 1993 - 43, Class A1.....        10/25/23             5.400               145,560
          546  Prudential Home Mortgage REMIC Pass Thru Series 1992 -
                 39, Class A14........................................        12/25/07             7.000               543,861
        1,160  Prudential Home Mortgage REMIC Pass Thru Series 1993 -
                 54, Class A19........................................        01/25/24             6.500             1,003,098
          693  Resolution Trust Corporation REMIC Series 1992-3, Class
                 A2...................................................        09/25/19             6.783               686,724
          408  Resolution Trust Corporation REMIC Series 1995 C1,
                 Class A3.............................................        02/25/27             6.138               408,265
           87  Smith Barney Mortgage Capital Trust Series 6-E REMIC...        02/01/19             9.800                88,403
                                                                                                                 -------------
Total Collateralized Mortgage Obligations (cost--$44,116,332).........                                              44,865,596
                                                                                                                 -------------
STRIPPED MORTGAGE-BACKED SECURITIES--1.53%
        1,752  FHLMC REMIC Series 1583, Class IB***(3)................        11/15/13             7.000(1)             49,839
          325  FHLMC REMIC Series 1700, Class D**(3)..................        02/15/24             9.491+              287,063
          552  FHLMC REMIC Series 173-F**(3)..........................        06/15/21             5.620+              517,504
        8,327  FNMA REMIC Trust 1993 - 131, Class JB***(3)............        05/25/05             7.000(2)            588,261
          195  FNMA REMIC Trust 1993 - 161, Class GC**(3).............        02/25/23             5.780+              107,546
                                                                                                                 -------------
Total Stripped Mortgage-Backed Securities (cost--$1,495,370)..........                                               1,550,213
                                                                                                                 -------------
COMMERCIAL PAPER@--1.26%
          500  General Motors Acceptance Corp.........................        11/05/97             5.580               492,496
          800  Ford Motor Credit Co...................................        10/06/97             5.490               791,826
                                                                                                                 -------------
Total Commercial Paper (cost--$1,284,508).............................                                               1,284,322
                                                                                                                 -------------
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--11.40%
       11,500  U.S. Treasury Notes (cost--$11,417,115)................  02/28/99 to 01/31/02  5.875 to 6.250        11,577,342
                                                                                                                 -------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--1.37%
        1,400  Federal Home Loan Mortgage Association Discount Notes
                 (cost--$1,394,941)...................................        08/25/97             5.420             1,394,941
                                                                                                                 -------------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                     MATURITY           INTEREST
    (000)                                                                       DATE               RATE              VALUE
-------------                                                           --------------------  ---------------    -------------
REPURCHASE AGREEMENT--0.33%
        $ 337  Repurchase Agreement dated 07/31/97 with State Street
                 Bank & Trust Company, collateralized by $348,912 U.S.
                 Treasury Notes, 7.250% due 02/15/98; proceeds:
                 $337,047 (cost--$337,000)............................        08/01/97             5.000%        $     337,000
                                                                                                                 -------------
Total Investments (cost--$114,499,991)--114.54%.......................                                             116,379,057
Liabilities in excess of other assets--(14.54)%.......................                                             (14,773,188)
                                                                                                                 -------------
Net Assets--100.00%...................................................                                           $ 101,605,869
                                                                                                                 -------------
                                                                                                                 -------------

---------------
* Floating rate instrument--The interest rate shown is current rate as of July 31, 1997.

** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+       Estimated yield to maturity at July 31, 1997.

@      Interest rates shown are discount rates at date of purchase.

ARM Adjustable Rate Mortgage--The interest rate shown is the current rate as of July 31, 1997.

FRN   Floating Rate Note--The interest rate shown is as of July 31, 1997.

REMIC Real Estate Mortgage Investment Conduit

TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/-1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(1)     Annualized Yield at date of purchase was 7.16%.
(2)     Annualized Yield at date of purchase was 6.82%.
(3)     Illiquid securities represent 1.53% of Net Assets.

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                              MATURITY          INTEREST
AMOUNT (000)                                                             DATES              RATES         VALUE
------------                                                       ------------------  ---------------  ----------
U. S. GOVERNMENT OBLIGATIONS--57.50%
     $ 1,500  U.S. Treasury Bonds................................       08/15/27           6.375%       $1,493,956
      35,760  U.S. Treasury Notes (1)............................     08/15/98 to      5.500 to 7.500   36,884,633
                                                                        05/15/07
                                                                                                        ----------
Total U. S. Government Obligations (cost--$37,747,648)...........                                       38,378,589
                                                                                                        ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--6.12%
       1,852  GNMA...............................................     10/20/25 to      6.500 to 6.875    1,890,847
                                                                        07/20/26
         935  GNMA...............................................     02/15/24 to           7.500          951,902
                                                                        12/15/25
         114  GNMA...............................................       11/20/01            8.500          115,926
         703  GNMA...............................................     12/15/01 to           9.000          730,107
                                                                        01/15/02
         376  GNMA...............................................     07/15/04 to           9.500          396,155
                                                                        09/15/04
                                                                                                        ----------
Total Government National Mortgage Association Certificates
  (cost--$4,071,775).............................................                                        4,084,937
                                                                                                        ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.52%
         346  FHLMC (cost--$341,646).............................       12/01/99            5.500          345,645
                                                                                                        ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.54%
       1,006  FNMA (cost--$1,026,845)............................     06/01/10 to           7.500        1,028,935
                                                                        09/01/10
                                                                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS--13.37%
       1,135  Aetna Commercial Mortgage Corp.....................       12/26/30            6.590        1,135,709
         149  American Southwest Financial Co....................       03/01/18            9.000          152,929
         342  FDIC REMIC Trust Series 1994 Class A...............       09/25/25            7.850          347,082
         927  FDIC REMIC Trust Series 1996 Class 1A..............       05/25/26            6.750          935,023
           9  FHLMC REMIC Series 171 Class G.....................       04/15/04            9.000            9,395
          60  FHLMC REMIC Series 1180 Class H....................       08/15/20            8.400           61,130
         500  FHLMC REMIC Series 1497 Class O....................       10/15/22            7.000          505,155
         194  FHLMC REMIC Series 1588 Class TB...................       06/15/23            6.500          191,215
         451  FHLMC REMIC Series 1865 Class VA...................       12/15/10            7.500          460,136
         129  FNMA REMIC Trust 1990-9, Class D...................       08/25/18            8.500          129,629
         150  FNMA REMIC Trust 1991-04, Class E..................       09/25/05            8.250          152,618
         441  FNMA REMIC Trust 1993-233, Class C.................       11/25/02            4.850          438,916
         675  FNMA REMIC Trust 1993-70, Class C..................       03/25/18            6.900          680,239
         170  FNMA REMIC Trust 1993-241, Class PC***.............       08/25/19           5.900+          168,042
         301  FNMA REMIC Trust 1996-41, Class A..................       06/25/20            7.750          303,874
         689  LB Mortgage Trust Series 1992-M1, Class A1B........       03/25/12            8.000          696,909
         400  Merrill Lynch Trust Series 32, Class H.............       08/01/18            9.450          419,053
       1,017  Resolution Trust Corp. Series 1995-C1, Class A2C...       02/25/27            6.900        1,018,503
          81  Structured Asset Securities Corp. Series 1996-CFL,
                Class A1B........................................       02/25/28            5.751           81,138
       1,000  Westam Mortgage Financial Corp. Series 7, Class
                G................................................       12/01/18            9.400        1,039,458
                                                                                                        ----------
Total Collateralized Mortgage Obligations (cost--$8,862,849).....                                        8,926,153
                                                                                                        ----------
ASSET-BACKED SECURITIES--0.96%
         600  UCFC Loan Trust (cost--$599,437)...................       11/15/27            8.200          640,875
                                                                                                        ----------
                                          CORPORATE NOTES--16.96%
         870  Beneficial Corp....................................       12/15/04            6.810          881,701
         300  Chubb Corp.........................................       11/15/99            8.750          306,039
         383  Continental Bank NA................................     04/01/01 to         11.250 to        419,093
                                                                        07/01/01           12.500
         535  Countrywide Funding Corp. MTN......................       09/16/03            7.450          558,007
       1,000  First Union Corp...................................       11/15/04            8.770        1,052,459
         810  First USA Bank.....................................       02/22/01            5.850          800,596

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                              MATURITY          INTEREST
AMOUNT (000)                                                             DATES              RATES         VALUE
------------                                                       ------------------  ---------------  ----------
CORPORATE NOTES--(CONCLUDED)
     $ 1,150  Ford Motor Credit Corp.............................     11/19/99 to      6.500 to 7.500%  $1,168,028
                                                                        02/28/02
         250  Health Care Properties Investments Inc.............       02/15/06            6.500          244,058
       1,200  Household Finance Corp.............................       06/30/00            6.375        1,204,912
         200  ITT Corp...........................................       03/01/06            8.750          205,548
         625  K Mart Corp. MTN...................................     08/01/97 to      7.240 to 8.700      623,654
                                                                        07/06/99
         575  Kimco Realty Corp..................................     10/01/03 to      6.500 to 6.830      571,773
                                                                        11/14/05
         305  Lucent Technologies Inc............................       07/15/06            7.250          321,348
         490  Mellon Bank........................................       06/01/03            6.750          496,175
         229  Mobil Oil Corp.....................................       02/29/00            9.170          238,412
         245  New Plan Realty Trust Corp.........................       04/06/05            7.750          260,151
         700  New York State Electric & Gas Corp.................       05/01/20            9.875          762,294
       1,125  PNC Bank NA........................................       04/15/05            7.875        1,209,355
                                                                                                        ----------
Total Corporate Notes (cost--$11,145,578)........................                                       11,323,603
                                                                                                        ----------
FOREIGN CURRENCY DENOMINATED ISSUES--1.27%
   DEM 1,500  Federal Republic of Germany (cost--$1,025,003).....       01/05/06            6.000          847,043
                                                                                                        ----------
REPURCHASE AGREEMENT--2.52%
       1,679  Repurchase Agreement dated 07/31/97 with State
                Street Bank & Trust Company, collateralized by
                $1,712,628 U.S. Treasury Notes, 7.250% due
                02/15/98; proceeds: $1,679,233
                (cost--$1,679,000)...............................       08/01/97            5.000        1,679,000
                                                                                                        ----------

 NUMBER OF
   SHARES
------------
MONEY MARKET FUNDS--2.43%
   1,545,614 Liquid Assets Portfolio*...................  1,545,614
      49,607 TempCash Portfolio*........................     49,607
      27,467 TempFund Portfolio*........................     27,467
                                                         ----------
Total Money Market Funds (cost--$1,622,688)............   1,622,688
                                                         ----------
Total Investments (cost--$68,122,469)--103.19%.........  68,877,468

Liabilities in excess of other assets--(3.19)%.........  (2,126,863)
                                                         ----------
Net Assets--100.00%....................................  $66,750,605
                                                         ----------
                                                         ----------

---------------
* Entire or partial amount represents investments of cash collateral for securities loaned.

*** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

+       Estimated yield to maturity at July 31, 1997

DEM   German Deutschemarks

MTN   Medium Term Note

REMIC Real Estate Mortgage Investment Conduit

(1)     Security, or portion thereof, was on loan at July 31, 1997.

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                    MATURITY            INTEREST
  (000)                                                      DATES                RATES            VALUE
----------                                            --------------------  -----------------   -----------
LONG-TERM U. S. GOVERNMENT OBLIGATIONS--8.05%
    $6,000  U.S. Treasury Notes.....................  07/15/02 to 11/15/05   3.625 to 5.875%    $ 5,947,874
       100  U.S. Treasury Bonds.....................        11/15/26              6.500             102,219
                                                                                                -----------
Total Long-Term U.S. Government Obligations
  (cost--$5,855,818)................................                                              6,050,093
                                                                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--5.57%
     1,858  GNMA ARM................................        01/20/26              6.500           1,892,963
     1,383  GNMA ARM................................        10/20/24              6.875           1,417,487
       363  GNMA ARM................................        11/20/23              6.875             372,202
       500  GNMA TBA................................          TBA                 7.500             507,189
                                                                                                -----------
Total Government National Mortgage Association
  Certificates
  (cost--$4,125,198)................................
                                                                                                  4,189,841
                                                                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.66%
       500  FHLMC Gold 30 Year TBA
              (cost--$495,156)......................          TBA                 7.000             498,594
                                                                                                -----------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES--4.23%
     3,101  FHA Project Notes (cost--$3,167,029)....  08/01/20 to 12/01/21        7.430           3,181,344
                                                                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--11.31%
       988  FNMA....................................  03/01/26 to 05/01/27        6.500             966,857
     1,913  FNMA ARM................................        12/01/26              4.822           1,773,119
       420  FNMA ARM................................        03/01/27              6.072             418,589
       462  FNMA ARM................................        08/01/28              6.072             460,087
        40  FNMA ARM................................        12/01/17              7.375              41,547
     2,000  FNMA TBA................................          TBA                 6.070           1,988,750
     3,000  FNMA TBA................................          TBA                 6.000           2,856,567
                                                                                                -----------
Total Federal National Mortgage Association
  Certificates (cost--$8,542,457)...................                                              8,505,516
                                                                                                -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--15.38%
       254  FHLMC REMIC Series 23 Class KZ..........        11/25/23              6.500             226,701
     1,000  FHLMC REMIC Series 1278 Class K.........        05/15/22              7.000           1,004,476
       100  FHLMC REMIC Series 1366 Class H.........        08/15/07              6.000              96,875
        29  FHLMC REMIC Series 1367 Class KA........        09/15/22              6.500              27,840
       137  FHLMC REMIC Series 1502 Class PX-Z......        04/15/23              7.000             131,758
       710  FHLMC REMIC Series 1503 Class PZ........        05/15/23              7.000             705,312
       417  FHLMC REMIC Series 1534 Class Z.........        06/15/23              5.000             293,084
       636  FHLMC REMIC Series 1548 Class Z.........        07/15/23              7.000             609,079
       927  FHLMC REMIC Series 1562 Class Z.........        07/15/23              7.000             877,693
        68  FHLMC REMIC Series 1614 Class QZ........        11/15/23              6.500              61,765
       136  FHLMC REMIC Series 1611 Class I.........        02/15/23              6.000             132,384
       658  FHLMC REMIC Series 1628 Class KZ........        12/15/23              6.250             594,440
       486  FHLMC REMIC Series 1628 Class LZ........        12/15/23              6.500             434,753
       251  FHLMC REMIC Series 1694 Class Z.........        03/15/24              6.500             229,943
       255  FHLMC GNMA REMIC Series 15 Class PZ.....        07/25/23              7.000             233,193
       169  FNMA REMIC Trust 1991-65 Class Z........        06/25/21              6.500             157,325
        75  FNMA REMIC Trust 1992-118 Class K.......        09/25/08              7.500              78,530
       160  FNMA REMIC Trust 1992-129 Class L.......        07/25/22              6.000             146,184
       488  FNMA REMIC Trust G1992-40 Class ZC......        07/25/22              7.000             485,376
        70  FNMA REMIC Trust 1993-37 Class PXZ......        03/25/23              7.000              65,417
       110  FNMA REMIC Trust 1993-56 Class PZ.......        05/25/23              7.000             107,422
        68  FNMA REMIC Trust 1993-60 Class Z........        05/25/23              7.000              63,630
       618  FNMA REMIC Trust 1993-65 Class ZZ.......        06/25/13              7.000             614,279
       113  FNMA REMIC Trust 1993-70 Class Z........        05/25/23              6.900             104,824
       326  FNMA REMIC Trust 1993-96 Class PZ.......        06/25/23              7.000             322,015

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                    MATURITY            INTEREST
  (000)                                                      DATES                RATES            VALUE
----------                                            --------------------  -----------------   -----------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

     $ 279  FNMA REMIC Trust 1993-122 Class L.......        01/25/23              6.500%        $   265,649
        76  FNMA REMIC Trust 1993-149 Class L.......        08/25/23              6.000              73,000
       124  FNMA REMIC Trust 1993-160 Class ZB......        09/25/23              6.500             116,194
       119  FNMA REMIC Trust 1993-163 Class ZA......        09/25/23              7.000             115,394
        84  FNMA REMIC Trust 1993-199 Class Z.......        10/25/23              7.000              79,131
       500  FNMA REMIC Trust G1993-10 Class G.......        05/25/22              5.000             457,386
       126  FNMA REMIC Trust G1993-40 Class Z.......        12/25/23              6.500             110,556
       123  FNMA REMIC Trust 1994-23 Class PXZ......        08/25/23              6.000             105,627
       543  Bear Stearns Mortgage Securities Inc.
              REMIC Series 94-1 Class 3A ARM........        05/25/23              7.245             548,401
       423  California Federal Bank REMIC Series
              1990 BN1, Class A-ARM.................        08/25/30              6.529             420,558
       150  Residential Funding Mortgage REMIC
              Series 1993-S30, Class A9.............        08/25/23              7.500             149,765
     1,000  Resolution Trust Corporation Mortgage
              REMIC Series 92-C1 Class B ARM........        08/25/23              7.689           1,018,801
       321  U.S. Department of Veteran Affairs
              Vendee Mortgage REMIC Trust Series
              1993-3, Class 2ZA.....................        06/15/20              6.500             299,690
                                                                                                -----------
Total Collateralized Mortgage Obligations
  (cost--$10,651,052)...............................                                             11,564,450
                                                                                                -----------
STRIPPED MORTGAGE-BACKED SECURITIES--2.75%
       709  FHLMC REMIC Series 1625 Class
              GA***(5)..............................        01/15/08              6.000(1)           55,520
     1,105  FHLMC REMIC Series 173-F**(5)...........        06/15/21              5.620+          1,035,008
         5  FNMA REMIC Trust 1993 134 Class
              EA***(5)..............................        11/25/05           1159.74(2)            82,775
     1,066  FNMA REMIC Trust 1993 201 Class
              JA***(5)..............................        09/25/21              6.500(3)          160,034
     3,227  FNMA REMIC Trust 1993 201 Class
              JC***(5)..............................        05/25/19              6.500(4)          734,571
                                                                                                -----------
Total Stripped Mortgage-Backed Securities
  (cost--$2,019,546)................................                                              2,067,908
                                                                                                -----------
AGENCY-BACKED OBLIGATIONS--10.77%
     8,000  FNMA MTN (cost--$8,069,978).............        07/19/04              6.360           8,093,600
                                                                                                -----------
CORPORATE BONDS--9.59%
       500  AMR Corp................................        02/01/01             10.000             556,936
       450  Continental Cablevision Inc.............        06/01/07             11.000             507,892
       100  Gulf States Utilities Co. ..............        07/01/98              9.720             103,105
       500  Niagara Mohawk Power Co.................        04/01/24              7.875             496,755
     1,500  Philip Morris Co........................        07/15/05              7.000           1,517,781
     3,300  RJR Nabisco Inc.........................  12/01/02 to 09/15/03   7.625 to 8.625       3,399,928
       500  United Air Lines Inc....................        11/27/12             10.360             624,140
                                                                                                -----------
Total Corporate Bonds (cost--$6,988,879)............                                              7,206,537
                                                                                                -----------
COMMERCIAL PAPER@ ++--37.36%
     3,400  American Express Credit Corp............        09/12/97              5.520           3,378,104
     1,000  Ameritech Corp..........................        08/15/97              5.510             997,857
     1,400  Bellsouth Telecommunications Inc........        08/11/97              5.480           1,397,869
     1,400  Caisse D'Amortissement..................        08/11/97              5.470           1,397,873
     1,500  Canadian Wheat Board....................        09/25/97              5.540           1,487,304
       400  Ford Motor Credit Co. FRN...............        10/07/97              5.520             395,730
     3,500  General Motors Acceptance Corp..........        11/05/97              5.580           3,447,471
     1,800  Gillette Co.............................        08/06/97              5.470           1,798,633
       200  KFW International Finance Inc...........        08/29/97              5.490             199,146
     1,600  Minnesota Mining & Manufacturing Co.....        08/19/97              5.510           1,595,592
     3,200  National Rural Utilities Co-op Finance
              Corp..................................  08/25/97 to 10/23/97   5.470 to 5.545       3,175,177
     1,600  New Center Asset Trust..................  08/06/97 to 10/03/97   5.520 to 5.580       1,590,903

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                    MATURITY            INTEREST
  (000)                                                      DATES                RATES            VALUE
----------                                            --------------------  -----------------   -----------
COMMERCIAL PAPER@ ++--(CONCLUDED)
    $3,000  Oesterreichische Kontrollbank AG........        10/16/97              5.550%        $ 2,964,259
       800  Pitney Bowes Credit Corp................        09/18/97              5.550             794,080
     3,500  Wool International......................        10/10/97              5.500           3,461,552
                                                                                                -----------
Total Commercial Paper (cost--$28,084,077)..........                                             28,081,550
                                                                                                -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--0.33%
       250  U. S. Treasury Bills++
              (cost--$248,014)......................  08/21/97 to 11/13/97   4.920 to 5.150         247,781
                                                                                                -----------
REPURCHASE AGREEMENT--1.01%
       756  Repurchase Agreement dated 07/31/97 with
              State Street Bank & Trust Company,
              collateralized by $775,938 U.S.
              Treasury Notes, 7.250% due 02/15/98;
              proceeds $756,105 (cost--$756,000)....        08/01/97              5.000             756,000
                                                                                                -----------
Total Investments (cost--$79,003,204)--107.01%......                                             80,443,214
Liabilities in excess of other assets--(7.01)%......                                             (5,268,730)
                                                                                                -----------
Net Assets--100.00%.................................                                            $75,174,484
                                                                                                -----------
                                                                                                -----------

---------------
** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+       Estimated yield to maturity at July 31, 1997.

++      Entire or partial amount pledged as collateral for futures transactions.

@      Interests rate shown are discount rates at date of purchase.

ARM Adjustable Rate Mortgage--The interest rate shown is the current rate as of July 31, 1997.

FRN Floating Rate Note--The interest rate shown is the current rate as of July 31, 1997.

MTN   Medium Term Note

REMIC Real Estate Mortgage Investment Conduit

TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(1)     Annualized yield at date of purchase was 7.70%.

(2)     Annualized yield at date of purchase was 10.48%.

(3)     Annualized yield at date of purchase was 8.31%.

(4)     Annualized yield at date of purchase was 8.00%.

(5)     Illiquid securities represent 2.75% of Net Assets.

WRITTEN OPTIONS OPEN
                 NUMBER OF   UNDERLYING  EXPIRATION   EXERCISE
                  OPTIONS     CONTRACT      DATE       PRICE     VALUE
                 ----------  ----------  ----------  ----------  -----
Put............     10       Eurodollar  March 1998  $   93.50   $875
                                                                 -----
                                                                 -----

FUTURES CONTRACTS

   NUMBER OF                                                                     IN         EXPIRATION     UNREALIZED
   CONTRACTS                             CONTRACTS                          EXCHANGE FOR       DATE       APPRECIATION
---------------  ---------------------------------------------------------  ------------  --------------  ------------
         153     10 year U.S. Treasury Notes..............................   $16,609,719  September 1997   $  373,281
          34     30 year U.S. Treasury Bonds..............................   $3,795,250   September 1997      174,250
                                                                                                          ------------
                                                                                                           $  547,531
                                                                                                          ------------
                                                                                                          ------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                     MATURITY       INTEREST
  (000)                                                       DATES           RATES         VALUE
----------                                               ----------------  -----------   -----------
MUNICIPAL BONDS AND NOTES--91.44%
ALABAMA--0.45%
     $ 155  Pell City Alabama Industrial Development
              Board Revenue Shelby Steel Fabricators
              (Letter of Credit--South Trust Bank)*....      09/01/01           7.700%   $   155,459
                                                                                         -----------
ARIZONA--0.24%
        70  Pima County Arizona Hospital Revenue St.
              Joseph Hospital Project (Escrow to
              Maturity)................................      01/01/09           7.500         81,425
                                                                                         -----------
ARKANSAS--1.11%
       100  Arkansas State Development Finance
              Authority (MBIA Insured).................      10/01/16           5.100        102,901
        25  Pulaski County Arkansas Residental Housing
              Single Family (Escrow to Maturity).......      06/01/10           7.250         28,849
       227  Springdale Arkansas Residential Housing
              Mortgage Series A (FNMA
              Collateralized)..........................      09/01/11           7.650        248,301
                                                                                         -----------
                                                                                             380,051
                                                                                         -----------
CALIFORNIA--11.57%
        90  California Pollution Control Financing
              Kaiser Steel Corporation Project (Escrow
              to Maturity).............................      10/01/08           7.250        101,470
       185  California Statewide Community Housing
              Senior Lien (FHA Insured)................      09/01/00           5.000        188,267
       140  Inglewood California Residential
              Rehabilitation (Escrow to Maturity)......      08/01/10           7.500        161,326
       480  Lancaster California Redevelopment Agency
              Multi Family Housing Refunding FHA High
              Valley Apartments Project Series A (FHA
              Insured).................................      12/01/05           5.250        486,106
       700  Los Angeles California Community
              Redevelopment Agency Refunding Monterey
              Hills Redevelopment Project B............      12/01/22           8.650        802,550
       300  Los Angeles California Multi Family Revenue
              Housing Earthquake Rehabilitation Project
              Series C (FNMA Collateralized)*..........      07/01/07           5.150        302,073
        40  Palmdale California Residential Mortgage
              (Escrow to Maturity).....................      11/01/12           9.250         53,100
       385  Sacramento California Utility District
              Electric (Escrow to Maturity)............      03/01/10           6.750        433,052
       310  Sacramento California Utility District
              Electric White Rock Project (Escrow to
              Maturity)................................      05/01/10           6.800        349,438
     1,040  Vista California Multi Family Housing
              Pepperwood Apartments (Mandatory put
              06/01/05 @ 100) (FNMA Collateralized)....      06/01/25           5.700      1,090,752
                                                                                         -----------
                                                                                           3,968,134
                                                                                         -----------
COLORADO--2.19%
       125  Colorado Health Facilities Authority Rose
              Medical Center (Escrow to Maturity)......      09/01/08           7.125        139,960
       600  Colorado Housing Finance Authority Single
              Family Progam Subordinated*..............      11/01/04           5.750        610,248
                                                                                         -----------
                                                                                             750,208
                                                                                         -----------
FLORIDA--3.94%
       190  Altamonte Springs Florida Health Facilities
              Authority Revenue (Escrow to Maturity)...      10/01/09           8.750        237,139
       190  Clearwater Florida Housing Development
              Corporation Revenue Refunding FHA Insured
              Clearwater Apartments Series A (FHA
              Insured).................................      07/01/01           6.200        197,666

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                     MATURITY       INTEREST
  (000)                                                       DATES           RATES         VALUE
----------                                               ----------------  -----------   -----------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

FLORIDA--(CONCLUDED)
     $ 100  Dade County Florida Educational Facilities
              Authority Revenue (Letter of Credit-Sun
              Bank)....................................      01/01/02           5.150%   $   103,139
       155  Lee County Florida Capital Bonds (Escrow to
              Maturity)
              (MBIA Insured)...........................      10/01/05           9.500        188,871
       140  Lee County Florida Southwest Florida
              (Escrow to Maturity) (MBIA Insured)......      10/01/09           8.625        177,628
        65  Orange County Florida Health Facilities
              Authority Southern Adv Hosp--Adv Health
              Systems (Escrow to Maturity).............      10/01/09           8.750         81,107
       160  Pasco County Florida MBIA West Pasco Water
              and Sewer Unit (Escrow to Maturity) (MBIA
              Insured).................................      08/01/08           6.375        177,227
       160  Plantation Florida Health Facilities
              (Escrow to Maturity).....................      06/01/09           8.000        188,941
                                                                                         -----------
                                                                                           1,351,718
                                                                                         -----------
GEORGIA--1.82%
       600  Marietta Georgia Housing Authority Multi
              Family Housing Refunding Ridge Part
              Apartments Project A (Mandatory put
              06/01/05 @ 100) (FNMA Collateralized)....      06/01/25           5.700        625,716
                                                                                         -----------
ILLINOIS--5.52%
        85  Belleville Illinois St. Clair County
              (Escrow to Maturity).....................      11/01/09           7.250         97,368
       250  Granite City Illinois Hospital Facility
              Revenue (Escrow to Maturity).............      01/01/08           7.000        281,132
       350  Greater Peoria Illinois Airport Authority
              (AMBAC Insured)*.........................      12/01/07           6.700        397,614
       325  Illinois Health Facilities Authority
              Revenue Methodist Medical Center (Escrow
              to Maturity).............................      10/01/10           9.000        403,754
       630  Illinois Health Facilities Authority
              Revenue Ravenswood Hospital (Escrow to
              Maturity)................................      08/01/06           7.250        714,861
                                                                                         -----------
                                                                                           1,894,729
                                                                                         -----------
INDIANA--5.70%
        50  Fort Wayne Indiana Hospital Authority
              Revenue Parkview Memorial Hospital
              (Escrow to Maturity).....................      01/01/02           6.875         53,971
       450  Fort Wayne Indiana Hospital Authority
              Revenue Parkview Memorial Hospital
              (Escrow to Maturity).....................      01/01/05           6.500        491,931
       345  Indiana Health Facility Hospital Revenue
              Kings Daughters Hospital (Asset
              Guaranteed Insured)......................      02/15/04           5.000        349,792
       205  Indiana Health Facility Hospital Revenue
              Kings Daughters Hospital (Asset
              Guaranteed Insured)......................      08/15/04           5.000        208,032
       365  Indiana Health Facility Hospital Revenue
              Kings Daughters Hospital (Asset
              Guaranteed Insured)......................      02/15/05           5.000        369,332
       435  Indianapolis Indiana Economic Development
              Revenue Knob In The Woods Project
              (Mandatory put 12/01/04 @ 100) (FNMA
              Collateralized)..........................      12/01/24           6.375        480,858
                                                                                         -----------
                                                                                           1,953,916
                                                                                         -----------
KENTUCKY--0.22%
        55  Kentucky State Revenue Turnpike Authority
              Resources Recovery Road Revenue (Escrow
              to Maturity).............................      07/01/09           7.200         64,398
        10  Kentucky State Revenue Turnpike Authority
              Toll Road (Escrow to Maturity)...........      07/01/08           5.875         10,746
                                                                                         -----------
                                                                                              75,144
                                                                                         -----------
LOUISIANA--7.00%
       110  East Baton Rouge Louisiana Single Family
              Mortgage (Escrow to Maturity)............      03/01/10           7.375        128,568

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                     MATURITY       INTEREST
  (000)                                                       DATES           RATES         VALUE
----------                                               ----------------  -----------   -----------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

LOUISIANA--(CONCLUDED)
     $ 140  East Baton Rouge Louisiana Single Family
              Mortgage Series C........................      04/01/32           7.000%   $   147,161
       310  East Baton Rouge Parish Louisiana Womans
              Hospital Foundation (Escrow to
              Maturity)................................      10/01/08           7.200        355,043
       385  Jefferson Parish Louisiana Hospital Service
              District No. 001 Hospital Revenue (Escrow
              to Maturity).............................      01/01/09           7.250        450,076
       800  Louisiana Public Facilities Authority
              Revenue Cp Pg Health and Education A1 Rmk
              (Mandatory Put 6/1/02 @ 100) (AMBAC
              Insured).................................      12/01/15           5.000        818,200
       430  Louisiana State Health Education Authority
              Alton Ochsner Medical Foundation (Escrow
              to Maturity).............................      05/01/05           8.750        502,894
                                                                                         -----------
                                                                                           2,401,942
                                                                                         -----------
MAINE--0.10%
        30  Maine Health & High Educational Facilities
              Hospital St. Marys General Hospital
              (Pre-Refunded 07/01/99 @ 102)............      07/01/09           8.500         32,782
                                                                                         -----------
MICHIGAN--5.58%
       735  Detroit Michigan Water Supply Systems
              Revenue (Escrow to Maturity).............      01/01/05           8.875        874,540
       235  Michigan Municipal Bond Authority Revenue
              Wayne County Project (Escrow to Maturity)
              (MBIA Insured)...........................      12/01/02           7.400        263,675
       100  Michigan State Hospital Finance Authority
              Revenue Harper Grace Hospital (Escrow to
              Maturity)................................      05/01/09           7.125        117,190
       205  Michigan State Hospital Finance Authority
              Revenue Mount Carmel Mercy Hospital
              (Escrow to Maturity).....................      08/01/05           7.500        229,182
       245  Michigan State Housing Development
              Authority*...............................      12/01/12           7.650        255,251
        40  Michigan State Strategic Limited
              Obligation...............................      08/15/05           7.875         46,403
       115  Petoskey Michigan Hospital Finance
              Authority (Escrow to Maturity)...........      03/01/07           6.700        125,910
                                                                                         -----------
                                                                                           1,912,151
                                                                                         -----------
MINNESOTA--1.57%
       270  Coon Rapids Minnesota Hospital Revenue
              Health Central Incorporated (Escrow to
              Maturity)................................      08/01/08           7.625        310,492
       176  Eden Prairie Minnesota Multi Family Housing
              (GNMA Collateralized)....................      01/20/06           5.500        182,998
        40  Moorhead Minnesota Residential Mortgage
              (Escrow to Maturity).....................      08/01/11           7.100         45,397
                                                                                         -----------
                                                                                             538,887
                                                                                         -----------
MISSOURI--0.84%
       270  St. Louis County Missouri Single Family
              Housing (AMBAC Insured)..................      10/01/16           9.250        287,339
                                                                                         -----------
NEBRASKA--3.07%
     1,000  Nebraska Higher Education Loan Program*....      12/01/02           6.700      1,051,890
                                                                                         -----------
NEW JERSEY--7.44%
       125  New Jersey Health Care Facilities Financing
              St. Barnabas Medical Center (Escrow to
              Maturity)................................      07/01/11           7.000        141,260
       155  New Jersey State Highway Garden State
              Parkway (Escrow to Maturity).............      01/01/11           6.600        172,929
       400  New Jersey State Highway Garden State
              Parkway (Escrow to Maturity).............      01/01/11           6.500        449,056
     1,500  New Jersey State Housing Mortgage Multi
              Family Housing Revenue (FHA Insured).....      05/01/13           6.950      1,628,655

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--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                     MATURITY       INTEREST
  (000)                                                       DATES           RATES         VALUE
----------                                               ----------------  -----------   -----------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

NEW JERSEY--(CONCLUDED)
      $ 65  Secaucus New Jersey Municipal Utilities
              Authority Sewer Revenue (Escrow to
              Maturity)................................      12/01/08           6.875%   $    73,514
        75  South Jersey Port Corporation (Escrow to
              Maturity)................................      01/01/11           6.625         84,598
                                                                                         -----------
                                                                                           2,550,012
                                                                                         -----------
NEW MEXICO--0.93%
        65  Albuquerque New Mexico Residental Mortgage
              Revenue (Escrow to Maturity).............      03/01/04           7.000         71,734
       245  Taos County New Mexico Hospital (Asset
              Guaranty Insurance)......................      05/15/02           5.000        246,257
                                                                                         -----------
                                                                                             317,991
                                                                                         -----------
NORTH CAROLINA--0.45%
       130  North Carolina Medical Care Facility
              Stanley County Hospital (Escrow to
              Maturity)................................      10/01/09           7.600        154,149
                                                                                         -----------
OHIO--1.25%
        45  Franklin County Ohio Hospital Revenue
              (Escrow to Maturity).....................      12/01/08           7.400         52,098
       100  Ohio Housing Finance Agency Single Family
              Mortgage (GNMA Collateralized)*..........      09/01/21           7.850        106,680
       210  Ohio State Water Development Authority
              Revenue (Escrow to Maturity).............      12/01/10           9.375        268,680
                                                                                         -----------
                                                                                             427,458
                                                                                         -----------
OKLAHOMA--2.49%
       335  Comanche County Oklahoma Hospital Authority
              Revenue Series A (Connie Lee Insured)....      07/01/06           5.100        342,206
       425  McAlester Oklahoma Public Works Authority
              Revenue (FSA Insured)....................      12/01/04           8.250        512,945
                                                                                         -----------
                                                                                             855,151
                                                                                         -----------
PENNSYLVANIA--2.04%
       140  Allegheny County Pennsylvania Industrial
              Commercial Development MPB Association...      12/01/04           6.750        143,276
        25  Bethlehem Center School District
              Pennsylvania (Escrow to Maturity)........      11/01/00           6.200         25,837
        35  Caln Township Pennsylvania Municipal Sewer
              Revenue (Escrow to Maturity).............      01/01/09           5.700         37,113
        25  Chester County Pennsylvania Hospital
              Authority Revenue (Escrow to Maturity)...      07/01/09           7.500         29,212
        95  Conneaut Pennsylvania School District
              (Escrow to Maturity) (AMBAC Insured).....      05/01/02           9.250        109,081
       115  Montgomery County Pennsylvania Higher
              Education Beaver College (Escrow to
              Maturity)................................      10/01/00           6.750        120,265
       210  Unity Township Pennsylvania Municipal
              Authority (Escrow to Maturity)...........      05/01/08           6.600        234,765
                                                                                         -----------
                                                                                             699,549
                                                                                         -----------
RHODE ISLAND--2.15%
       700  Rhode Island Housing and Mortgage
              Finance*.................................      04/01/22           8.050        738,850
                                                                                         -----------
SOUTH CAROLINA--0.68%
       205  Charleston County South Carolina Hospital
              Facility Roper Hospital (Escrow to
              Maturity)................................      10/01/11           7.000        232,640
                                                                                         -----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                     MATURITY       INTEREST
  (000)                                                       DATES           RATES         VALUE
----------                                               ----------------  -----------   -----------

MUNICIPAL BONDS AND NOTES--(CONCLUDED)

TENNESSEE--5.75%
   $ 1,000  Bristol Tennessee Industrial Development
              Board Refunding Shelby Heights Apartments
              Project..................................      03/01/22           6.200%   $ 1,021,730
       395  Knox County Tennessee Health Educational &
              Hospital Facility St. Mary's Medical
              Center (Escrow to Maturity)..............      08/01/03           7.250        438,857
       255  La Follette Tennessee Housing Development
              Corp. (FHA/MBIA Insured).................      01/01/05           5.400        262,997
       200  Metropolitan Government Nashville Tennessee
              Health and Education Southern Adv
              Hospital Adv Health Systems (Escrow to
              Maturity)................................      10/01/09           8.700        247,688
                                                                                         -----------
                                                                                           1,971,272
                                                                                         -----------
TEXAS--9.26%
       410  Galveston County Texas Housing Finance
              Corp. Single Family Mortgage Revenue.....      04/01/15           9.750        448,003
       105  Hidalgo County Texas Health Services
              Corporation Mission Hospital Project
              (Pre-Refunded 08/01/00 @ 103)............      02/01/25          10.250        126,017
       245  Houston Texas Airport Systems Revenue
              (Escrow to Maturity).....................      07/01/10           7.600        288,664
     1,500  Southeast Texas Housing Finance Corp.......      12/01/16           7.625#       376,155
     1,100  Tarrant County Texas Housing Finance
              Corporation Refunding Multi Family
              Housing Summit Project (FNMA
              Collateralized)..........................      09/01/27           5.080      1,100,000
       800  Texas State Department Housing and
              Community Housing Senior Dallas/Fort
              Worth Series A...........................      07/01/06           6.000        835,296
                                                                                         -----------
                                                                                           3,174,135
                                                                                         -----------
UTAH--5.97%
       280  Salt Lake City Utah Hospital Revenue
              (Escrow to Maturity).....................      06/01/09           7.350        325,682
       645  Salt Lake County Utah Multi Family Housing
              James Pointe Apartment (Mandatory put
              10/01/05 @ 100) (Asset Guaranty
              Insurance)...............................      10/01/25           5.500        665,485
       190  Salt Lake County Utah Water Conservation
              (Escrow to Maturity) (MBIA Insured)......      10/01/02          10.875        227,067
       255  Utah State Housing Finance Agency (AMBAC
              Insured).................................      07/01/07           5.650        263,451
       550  Utah State Housing Finance Agency (AMBAC
              Insured).................................      07/01/08           5.900        566,797
                                                                                         -----------
                                                                                           2,048,482
                                                                                         -----------
VIRGINIA--0.73%
       250  King George County Virginia Industrial
              Development Elementary School Project....      08/01/98           4.875        250,182
                                                                                         -----------
WEST VIRGINIA--1.38%
       390  Kanawha County West Virginia Building
              Commission Revenue St. Francis Hospital
              (Escrow to Maturity).....................      12/01/07           7.500        445,224
        25  Kanawha County West Virginia Residential
              Mortgage Revenue (Escrow to Maturity)....      09/01/10           7.375         28,740
                                                                                         -----------
                                                                                             473,964
                                                                                         -----------
Total Municipal Bonds and Notes (cost--$30,433,790)....                                   31,355,326
                                                                                         -----------
TAX EXEMPT COLLATERALIZED MORTGAGE OBLIGATIONS--1.22%
       418  FHA Insured Trust 1996-01, Class A1 (FHA
              Insured)(1) (cost--$417,646).............      11/01/06           6.100        416,602
                                                                                         -----------

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--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
  SHARES                                                                                    VALUE
----------                                                                               -----------
TAX-FREE MONEY MARKET FUNDS--5.39%
 1,850,000  SSGA Tax-Free Fund* (cost--$1,850,000).....                                  $   1,850,000
                                                                                         -----------
Total Investments (cost--$32,701,436)--98.05%..........                                     33,621,928
Other assets in excess of liabilities--1.95%...........                                        670,212
                                                                                         -----------
Net Assets--100.00%....................................                                  $  34,292,140
                                                                                         -----------
                                                                                         -----------

---------------

#       Zero coupon bond--Annualized yield at date of purchase

*       Security subject to Alternative Minimum Tax

(1)      Illiquid security represents 1.22% of Net Assets.

AMBAC American Municipal Bond Assurance Corporation

FHA    Federal Housing Authority

FNMA  Federal National Mortgage Association

FSA    Financial Security Assurance

GNMA  Government National Mortgage Association

MBIA   Municipal Bond Investors Assurance

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
PACE GLOBAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                              MATURITY           INTEREST
 (000)*                                                               DATES               RATES          VALUE
---------                                                      --------------------  ---------------  -----------
LONG-TERM GLOBAL DEBT SECURITIES--92.34%
ARGENTINA--2.93%
USD  2,100 Republic of Argentina.............................  07/10/02 to 03/31/23  5.500 to 8.750%  $ 1,768,875
                                                                                                      -----------
AUSTRALIA--1.91%
      730  Commonwealth of Australia.........................        10/15/07            10.000           688,098
      610  Federal National Mortgage Association.............        07/10/02             6.500           462,885
                                                                                                      -----------
                                                                                                        1,150,983
                                                                                                      -----------
CANADA--5.35%
    3,654  Government of Canada..............................  06/01/23 to 06/01/27       8.000         3,225,720
                                                                                                      -----------
DENMARK--4.91%
   18,820  Kingdom of Denmark................................  11/15/00 to 11/15/07  7.000 to 9.000     2,957,021
                                                                                                      -----------
ITALY--6.12%
6,265,000  Republic of Italy.................................  02/01/99 to 02/01/07  6.750 to 10.500    3,691,891
                                                                                                      -----------
KOREA--0.35%
USD   200  Korea Telecom.....................................        04/15/07             7.625           209,075
                                                                                                      -----------
MEXICO--1.71%
USD  1,250 United Mexican States.............................        12/31/19             6.250         1,031,595
                                                                                                      -----------
NORWAY--1.66%
    7,200  Kingdom of Norway.................................        01/15/07             6.750           998,312
                                                                                                      -----------
SWEDEN--7.55%
   34,300  Kingdom of Sweden.................................  10/25/06 to 08/15/07  6.500 to 8.000     4,550,337
                                                                                                      -----------
SWITZERLAND--0.44%
USD   250  Swiss Bank Corp...................................        07/15/25             7.500           262,674
                                                                                                      -----------
UNITED KINGDOM--15.13%
    4,957  United Kingdom Gilt...............................  09/27/13 to 06/07/21       8.000         9,123,211
                                                                                                      -----------
UNITED STATES--43.59%
      220  African Development Bank (2)......................        10/15/15             6.875           223,520
      300  American Re Corp..................................        12/15/26             7.450           315,527
      350  Cajun Electrical Power Corp.......................        03/15/19             9.520           373,943
      500  Rowan Companies Inc...............................        07/01/10             6.940           512,145
      350  Salomon Inc.......................................        11/30/00             6.625           352,955
      300  Statoil...........................................        05/01/06             6.875           308,256
    4,127  U.S. Treasury Bonds...............................  02/15/21 to 11/15/26  6.500 to 7.875     4,425,169
   16,906  U.S. Treasury Notes (1)...........................  05/15/00 to 07/15/06  6.375 to 7.000    17,175,315
    3,045  U.S. Treasury Strips..............................        05/15/04             5.970+        2,031,453
      550  Xerox Corp. MTN...................................        06/15/37             5.875           554,061
                                                                                                      -----------
                                                                                                       26,272,344
                                                                                                      -----------
VENEZUELA--0.69%
      500  Republic of Venezuela.............................        03/31/20             6.750           418,125
                                                                                                      -----------
Total Long-Term Global Debt Securities (cost--$55,303,479)...                                          55,660,163
                                                                                                      -----------


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--------------------------------------------------------------------------------
PACE GLOBAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                              MATURITY           INTEREST
  (000)                                                               DATES               RATES          VALUE
---------                                                      --------------------  ---------------  -----------
REPURCHASE AGREEMENTS--19.42%
  $ 2,200  Repurchase Agreement dated 07/31/97 with Deutsche
             Bank, collateralized by $2,244,220 U.S. Treasury
             Notes, 12.000% due 05/15/05; proceeds:
             $2,200,351**.....................................        08/01/97             5.750%     $  2,200,000
    2,295  Repurchase Agreement dated 07/31/97 with Dresdner
             Bank AG, collateralized by $2,341,839 U.S.
             Treasury Notes, 7.000% due 04/15/99; proceeds:
             $2,295,367**.....................................        08/01/97             5.750         2,295,000
    2,812  Repurchase Agreement dated 07/31/97 with State
             Street Bank & Trust Company, collateralized by
             $2,868,321 U.S. Treasury Notes, 7.250% due
             02/15/98; proceeds: $2,812,391...................        08/01/97             5.000         2,812,000
    2,200  Repurchase Agreement dated 07/31/97 with Union Bank of Switzerland, collateralized by $2,245,100 U.S.
             Treasury Notes, 11.250% due 02/15/15; proceeds:
             $2,200,352**.....................................        08/01/97             5.760         2,200,000
    2,200  Repurchase Agreement dated 07/31/97 with Citibank,
             collateralized by $2,250,219 U.S. Treasury Notes,
             7.625% due 02/15/25; proceeds: $2,200,351**......        08/01/97             5.750         2,200,000
                                                                                                      ------------
Total Repurchase Agreements (cost--$11,707,000)...............                                          11,707,000
                                                                                                      ------------

NUMBER OF
 SHARES
---------
MONEY MARKET FUNDS--9.16%
2,544,473  Liquid Assets Portfolio**.................................................................    2,544,473
2,512,319  TempCash Portfolio**......................................................................    2,512,319
  462,939  TempFund Portfolio**......................................................................      462,939
                                                                                                      ------------
Total Money Market Funds (cost--$5,519,731)..........................................................    5,519,731
                                                                                                      ------------
Total Investments (cost--$72,530,210)--120.92%.......................................................   72,886,894
Liabilities in excess of other assets--(20.92)%......................................................  (12,607,682)
                                                                                                      ------------
Net Assets--100.00%.................................................................................. $ 60,279,212
                                                                                                      ------------
                                                                                                      ------------

---------------

*    In local currency unless otherwise indicated
** Entire or partial amount represents investments of cash collateral for securities loaned.
+    Estimated yield to maturity at July 31, 1997
MTN Medium Term Note
USD  U.S. Dollars
(1)   Security, or portion thereof, was on loan at July 31, 1997.
(2)   "Supranational" security denominated in U.S. Dollars

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--------------------------------------------------------------------------------
PACE GLOBAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--19.42%--(CONTINUED)

FOREIGN CURRENCY CONTRACTS
                                                                                            UNREALIZED
                                               CONTRACT TO       IN EXCHANGE      MATURITY APPRECIATION
                                                 DELIVER             FOR           DATES   (DEPRECIATION)
                                               ------------   ------------------  -------  -------------
British Pounds..............................         7,506    U.S.$       12,307  08/19/97 $        80
Canadian Dollars............................     2,410,860    U.S.$    1,744,598  08/05/97       1,413
German Deutschemarks........................     9,143,383    U.S.$    4,971,235  08/19/97    (378,883  )
German Deutschemarks........................     4,615,678    U.S.$    2,509,532  08/19/97    (174,001  )
Danish Kronas...............................     5,747,004    U.S.$      819,943  08/19/97     (54,525  )
Japanese Yen................................   862,379,267    U.S.$    7,306,666  08/19/97    (183,166  )
Japanese Yen................................   157,070,244    U.S.$    1,330,806  08/19/97     (57,194  )
Japanese Yen................................   620,275,700    U.S.$    5,255,399  08/19/97    (284,601  )
Japanese Yen................................   168,450,000    U.S.$    1,427,223  08/19/97     (72,777  )
Norwegian Kroner............................    11,521,370    U.S.$    1,509,290  08/19/97    (113,918  )
U.S. Dollars................................     1,506,382      DEM    2,770,625  08/19/97     116,826
U.S. Dollars................................     2,111,691      DEM    3,883,945  08/19/97      73,463
U.S. Dollars................................     3,951,301      DEM    7,267,461  08/19/97     245,589
U.S. Dollars................................       452,812      DKK    3,173,771  08/19/97      39,475
U.S. Dollars................................     2,926,039      GBP    1,784,501  08/19/97     (45,921  )
U.S. Dollars................................     1,110,204      GBP      677,079  08/19/97      30,674
U.S. Dollars................................     1,163,446    ITL  2,091,648,960  08/19/97      81,791
U.S. Dollars................................     2,625,234    ITL  4,719,658,625  08/19/97     126,930
U.S. Dollars................................     2,845,059     JPY   335,791,988  08/19/97     164,941
U.S. Dollars................................     1,322,880     JPY   156,134,732  08/19/97      65,120
U.S. Dollars................................     2,937,089     JPY   346,654,000  08/19/97     102,909
                                                                                           -------------
                                                                                           $  (315,775  )
                                                                                           -------------
                                                                                           -------------

CURRENCY TYPE ABBREVIATIONS:

DEM -  German Deutschemarks
DKK -  Danish Kronas
GBP -  British Pounds
ITL  -  Italian Lira
JPY  -  Japanese Yen

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                       VALUE
---------                                                 -------------

COMMON STOCKS--95.61%
AGRICULTURE, FOOD & BEVERAGE--4.49%
  23,200   CPC International, Inc. .....................  $   2,225,750
  42,700   Coca-Cola Enterprises Inc. ..................      1,326,369
  54,000   Nabisco Holdings Corp. (1) ..................      2,295,000
 108,000   Tyson Foods Inc. ............................      2,268,000
                                                          -------------
                                                              8,115,119
                                                          -------------
BANKS--7.98%
  33,400   Chase Manhattan Corp.........................      3,792,988
  24,700   Citicorp ....................................      3,353,025
  14,600   Comerica Inc. ...............................      1,104,125
  13,900   First American Corp. ........................        590,750
  16,600   First Bank System, Inc. .....................      1,477,400
  10,200   First of America Bank Corp...................        566,100
  17,550   First Security Corp..........................        471,656
  29,500   Hibernia Corp................................        446,188
  13,600   Regions Financial Corp.......................        473,450
  32,300   U.S. Bancorp.................................      2,156,025
                                                          -------------
                                                             14,431,707
                                                          -------------
CHEMICALS--2.39%
  36,300   Eastman Chemical Co..........................      2,196,150
  14,700   Geon Co......................................        282,975
  58,000   Lyondell Petrochemical Co. (1)...............      1,526,125
   7,200   Witco Corp...................................        328,500
                                                          -------------
                                                              4,333,750
                                                          -------------
COMPUTER HARDWARE--8.86%
 104,300   EMC Corp.*...................................      5,267,150
  47,400   Seagate Technology Inc.*.....................      1,946,362
 107,000   Xerox Corp...................................      8,800,750
                                                          -------------
                                                             16,014,262
                                                          -------------
COMPUTER SOFTWARE--0.28%
  10,900   Filenet Corp.*...............................        193,475
  28,200   Informix Corp.*..............................        319,013
                                                          -------------
                                                                512,488
                                                          -------------
DEFENSE/AEROSPACE--4.70%
  64,766   Lockheed Martin Corp. .......................      6,897,579
  28,500   Raytheon Co..................................      1,592,437
                                                          -------------
                                                              8,490,016
                                                          -------------
DIVERSIFIED RETAIL--0.74%
  30,400   Federated Department Stores Inc.*............      1,331,900
                                                          -------------
DRUGS & MEDICINE--8.04%
  54,400   Allergan Inc.................................      1,737,400
  53,000   Alza Corp.*..................................      1,712,563
  26,775   Covance Inc.*................................        547,214
  24,400   Forest Labs Inc.*............................      1,110,200
  22,021   Genzyme Corp.*...............................        589,903
  99,700   Pharmacia & Upjohn Inc. (1)..................      3,763,675
  93,000   Schering Plough Corp.........................      5,074,312
                                                          -------------
                                                             14,535,267
                                                          -------------

NUMBER OF
 SHARES                                                       VALUE
---------                                                 -------------

ELECTRIC UTILITIES--4.05%
  65,700   CMS Energy Corp..............................  $   2,430,900
  56,900   Centerior Energy Corp. ......................        643,681
  34,200   Entergy Corp. ...............................        934,088
 141,200   PECO Energy Co...............................      3,318,200
                                                          -------------
                                                              7,326,869
                                                          -------------
ELECTRICAL EQUIPMENT--0.68%
  18,200   Boston Technology Inc.*......................        483,438
   5,000   Comverse Technology Inc.*....................        243,750
  16,400   Octel Communications Corp.*..................        496,100
                                                          -------------
                                                              1,223,288
                                                          -------------
ELECTRONIC COMPONENTS--0.61%
  40,300   Commscope Inc.*..............................        644,800
  30,225   General Semiconductor Inc.*..................        460,931
                                                          -------------
                                                              1,105,731
                                                          -------------
ENVIRONMENTAL SERVICES--0.82%
  40,200   Browning Ferris Industries, Inc..............      1,487,400
                                                          -------------
FINANCIAL SERVICES--3.30%
 106,550   Aon Corp. (1)................................      5,966,800
                                                          -------------
FOREST PRODUCTS, PAPER--2.16%
  10,000   Champion International Corp..................        620,000
  41,800   James River Corp. (1)........................      1,721,638
  22,400   Kimberly Clark Corp..........................      1,135,400
  12,650   Westvaco Corp. ..............................        422,984
                                                          -------------
                                                              3,900,022
                                                          -------------
FOOD RETAIL--0.86%
  97,200   Food Lion Inc................................        698,625
  28,900   Kroger Co.*..................................        854,356
                                                          -------------
                                                              1,552,981
                                                          -------------
FREIGHT, AIR, SEA, LAND--2.82%
  78,900   Federal Express Corp.*.......................      5,093,981
                                                          -------------
HEAVY MACHINERY--0.84%
  35,200   Harnischfeger Industries Inc.................      1,518,000
                                                          -------------
HOUSEHOLD PRODUCTS--1.08%
  26,300   Dial Corp. ..................................        452,031
  10,400   National Services Industries, Inc. ..........        512,850
  52,000   Viad Corp....................................        984,750
                                                          -------------
                                                              1,949,631
                                                          -------------
INDUSTRIAL SERVICES/SUPPLIES--0.88%
  33,000   York International Corp. ....................      1,594,313
                                                          -------------
INFORMATION & COMPUTER SERVICES--5.37%
  51,800   Automatic Data Processing Inc................      2,564,100
 112,020   First Data Corp..............................      4,886,872
  34,550   Interpublic Group Companies Inc. ............      1,546,113
  37,000   Reynolds & Reynolds Co.......................        716,875
                                                          -------------
                                                              9,713,960
                                                          -------------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                       VALUE
---------                                                 -------------

COMMON STOCKS--(CONCLUDED)
LEISURE--0.95%
  49,625   Mattel Inc. .................................  $   1,724,469
                                                          -------------
MANUFACTURING-GENERAL--1.05%
  28,100   Pentair Inc..................................      1,020,382
  24,700   Timken Co....................................        869,131
                                                          -------------
                                                              1,889,513
                                                          -------------
MEDICAL PRODUCTS--1.14%
  23,000   Baxter International Inc.....................      1,329,688
  15,100   Beckman Instruments Inc. New.................        733,294
                                                          -------------
                                                              2,062,982
                                                          -------------
MEDICAL PROVIDERS--4.42%
  67,800   Corning Inc..................................      4,190,888
  31,500   Health Care & Retirement Corp.*..............      1,126,125
  47,300   Manor Care Inc...............................      1,560,900
  27,700   Vencor Inc.*.................................      1,116,656
                                                          -------------
                                                              7,994,569
                                                          -------------
MINING & METALS--0.51%
  21,300   Birmingham Steel Corp........................        387,394
  15,560   Martin Marietta Inc..........................        537,792
                                                          -------------
                                                                925,186
                                                          -------------
MOTOR VEHICLES--2.80%
  78,300   Goodyear Tire & Rubber Co. ..................      5,055,244
                                                          -------------
OIL REFINING--3.10%
  94,700   Enron Corp. (1)..............................      3,592,681
  60,316   Ultramar Diamond Shamrock....................      2,005,507
                                                          -------------
                                                              5,598,188
                                                          -------------
OTHER INSURANCE--4.44%
  10,900   Aetna Inc....................................      1,241,919
  30,700   CIGNA Corp...................................      6,124,650
  19,100   Old Republic International Corp. ............        668,500
                                                          -------------
                                                              8,035,069
                                                          -------------
NUMBER OF
 SHARES                                                       VALUE
---------                                                 -------------
PUBLISHING--1.91%
  34,800   Gannett Inc. ................................  $   3,456,075
                                                          -------------
RAILROADS--3.22%
  55,700   Burlington Northern Santa Fe Inc.............      5,378,531
  11,500   Trinity Industries Inc.......................        447,063
                                                          -------------
                                                              5,825,594
                                                          -------------
REAL PROPERTY--2.18%
  35,500   Champion Enterprise Inc......................        583,531
  13,800   Fleetwood Enterprises Inc. ..................        447,638
  61,900   Masco Corp...................................      2,901,562
                                                          -------------
                                                              3,932,731
                                                          -------------
SPECIALTY RETAIL--2.63%
  78,400   Circuit City Stores, Inc. ...................      2,842,000
  33,700   CVS Corp. ...................................      1,916,687
                                                          -------------
                                                              4,758,687
                                                          -------------
TOBACCO--3.74%
 149,700   Phillip Morris Companies Inc.................      6,755,212
                                                          -------------
WIRELESS TELECOMMUNICATIONS--2.57%
  15,800   360 Communications Co. *.....................        291,312
 201,800   Nextlevel Systems Inc.*......................      4,362,156
                                                          -------------
                                                              4,653,468
                                                          -------------
Total Common Stocks (cost--$133,806,308)................    172,864,472
                                                          -------------
MONEY MARKET FUNDS--7.37%
7,966,411  Liquid Assets Portfolio**....................      7,966,411
1,060,402  Prime Portfolio**............................      1,060,402
3,749,289  TempCash Portfolio**.........................      3,749,289
 552,898   TempFund Portfolio**.........................        552,898
                                                          -------------
Total Money Market Funds
  (cost--$13,329,000)...................................     13,329,000
                                                          -------------

 PRINCIPAL
  AMOUNT                                                                 MATURITY         INTEREST
   (000)                                                                   DATES            RATES
-----------                                                           ---------------  ---------------
U.S. GOVERNMENT OBLIGATIONS--0.16%
 $     295   U.S. Treasury Bills + (cost--$290,469).................     11/13/97      5.030 to 5.430%       290,628
                                                                                                        ------------
 Repurchase
 Agreement--4.17%
     7,537   Repurchase Agreement dated 07/31/97 with State Street
             Bank & Trust Company, collateralized by $7,687,826
             U.S. Treasury Notes, 7.250% due 02/15/98; proceeds:
             $7,538,047 (cost--$7,537,000)..........................     08/01/97           5.000          7,537,000
                                                                                                        ------------
Total Investments (cost--$154,962,777)--107.31%....................                                      194,021,100
Liabilities in excess of other assets--(7.31)%.....................                                      (13,214,540)
                                                                                                        ------------
Net Assets--100.00%................................................                                     $180,806,560
                                                                                                        ------------
                                                                                                        ------------

---------------
*  Non-income producing security
** Entire or partial amount represents investments of cash collateral for securities loaned.
+  Entire or partial amount pledged as collateral for futures transactions.
(1) Security, or portion thereof, was on loan at July 31, 1997.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

FUTURES CONTRACTS

NUMBER OF                                                                    IN         EXPIRATION     UNREALIZED
CONTRACTS                           CONTRACTS                           EXCHANGE FOR       DATE       APPRECIATION
----------  ----------------------------------------------------------  ------------  --------------  ------------
    15      S&P 500...................................................   $7,184,625   September 1997     $203,874
                                                                                                      ------------
                                                                                                      ------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 ------------

COMMON STOCKS--97.52%
AGRICULTURE, FOOD & BEVERAGE--3.03%
  15,900   CPC International, Inc. .....................  $  1,525,406
  48,000   The Coca-Cola Co. ...........................     3,324,000
                                                          ------------
                                                             4,849,406
                                                          ------------
APPAREL, RETAIL--1.24%
  66,700   TJX Companies Inc. New.......................     1,992,663
                                                          ------------
APPAREL, TEXTILES--0.53%
  17,800   Liz Claiborne, Inc. .........................       852,175
                                                          ------------
BANKS--6.25%
  44,400   BankAmerica Corp. ...........................     3,352,200
  14,900   Chase Manhattan Corp.........................     1,692,081
  13,100   Citicorp.....................................     1,778,325
  44,900   NationsBank Corp.............................     3,196,319
                                                          ------------
                                                            10,018,925
                                                          ------------
CHEMICALS--5.17%
  34,700   Imperial Chemical Industries PLC.............     2,337,912
  79,500   Monsanto Co. ................................     3,960,094
  36,200   Praxair Inc..................................     1,995,525
                                                          ------------
                                                             8,293,531
                                                          ------------
COMPUTER HARDWARE--6.33%
  40,600   3Com Corp.*..................................     2,220,312
  43,000   Adaptec Inc.* (1)............................     1,811,375
  34,700   Ascend Communications Inc.*..................     1,886,813
  74,000   Compaq Computer Corp.*.......................     4,227,250
                                                          ------------
                                                            10,145,750
                                                          ------------
COMPUTER SOFTWARE--6.99%
  34,800   Computer Associates International Inc........     2,368,575
  40,500   Microsoft Corp.*.............................     5,730,750
  53,000   Peoplesoft Inc.*.............................     3,100,500
                                                          ------------
                                                            11,199,825
                                                          ------------
DEFENSE/AEROSPACE--4.29%
  24,600   Allied-Signal, Inc...........................     2,269,350
  26,500   Sundstrand Corp..............................     1,643,000
  42,400   Textron Inc. ................................     2,970,650
                                                          ------------
                                                             6,883,000
                                                          ------------
DIVERSIFIED RETAIL--3.56%
  64,500   Dayton Hudson Corp. .........................     4,168,313
  24,300   Kohls Corp.*.................................     1,530,900
                                                          ------------
                                                             5,699,213
                                                          ------------
DRUGS & MEDICINE--12.85%
  41,000   Bristol-Myers Squibb Co. ....................     3,215,938
  37,100   Eli Lilly & Co. .............................     4,192,300
  60,700   Merck & Co., Inc. ...........................     6,309,006
  57,700   Pfizer, Inc. ................................     3,440,362
  63,200   Schering Plough Corp.........................     3,448,350
                                                          ------------
                                                            20,605,956
                                                          ------------
ELECTRICAL EQUIPMENT--1.40%
  30,000   Honeywell, Inc. .............................     2,240,625
                                                          ------------
ENTERTAINMENT--1.80%
  52,800   Time Warner Inc..............................     2,880,900
                                                          ------------
FINANCIAL SERVICES--2.42%
  25,900   Student Loan Marketing
             Assoc......................................     3,883,381
                                                          ------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 ------------

HOTELS--4.26%
  90,600   Hilton Hotels Corp...........................  $  2,848,237
  38,500   Hospitality Franchise System, Inc.*..........     2,242,625
  65,100   Mirage Resorts Inc.*.........................     1,741,425
                                                          ------------
                                                             6,832,287
                                                          ------------
HOUSEHOLD PRODUCTS--6.35%
  43,900   Avon Products Inc............................     3,185,494
  33,300   Colgate-Palmolive Co. (1)....................     2,522,475
  45,200   Gillette Co. (1).............................     4,474,800
                                                          ------------
                                                            10,182,769
                                                          ------------
INDUSTRIAL PARTS--1.84%
  34,800   United Technologies Corp. ...................     2,942,775
                                                          ------------
INDUSTRIAL SERVICES/SUPPLIES--1.48%
  96,250   CUC International, Inc.* (1).................     2,370,156
                                                          ------------
INFORMATION & COMPUTER SERVICES--2.21%
  45,800   HBO & Co. ...................................     3,543,775
                                                          ------------
LIFE INSURANCE--5.14%
  58,400   Conseco Inc..................................     2,379,800
  81,366   The Travelers Group, Inc.....................     5,853,267
                                                          ------------
                                                             8,233,067
                                                          ------------
LONG DISTANCE & PHONE COMPANIES--0.90%
  41,500   WorldCom Inc.*...............................     1,449,906
                                                          ------------
MEDIA--0.22%
  20,800   Tele-Communications, Inc. Class A*...........       356,200
                                                          ------------
MEDICAL PRODUCTS--5.71%
  36,900   Boston Scientific Corp.* (1).................     2,647,575
  38,100   Guidant Corp.................................     3,476,625
  34,800   Medtronic, Inc. .............................     3,036,300
                                                          ------------
                                                             9,160,500
                                                          ------------
MEDICAL PROVIDERS--1.58%
  74,500   Service Corp. International..................     2,533,000
                                                          ------------
SEMICONDUCTOR--7.63%
  36,000   Applied Materials, Inc.*.....................     3,307,500
  50,000   Intel Corp. .................................     4,590,625
  61,100   National Semiconductor Corp.*................     1,924,650
  21,000   Texas Instruments, Inc. .....................     2,415,000
                                                          ------------
                                                            12,237,775
                                                          ------------
SPECIALTY RETAIL--3.31%
  12,700   CVS Corp. ...................................       722,312
  92,050   Home Depot Inc...............................     4,590,994
                                                          ------------
                                                             5,313,306
                                                          ------------
TOBACCO--1.03%
  36,700   Phillip Morris Companies Inc.................     1,656,088
                                                          ------------
Total Common Stocks (cost--$115,563,380)................   156,356,954
                                                          ------------
MONEY MARKET FUNDS--5.10%
5,307,940  Liquid Assets Portfolio**....................     5,307,940
  11,038   Prime Portfolio**............................        11,038
1,901,070  TempCash Portfolio**.........................     1,901,070
 954,269   TempFund Portfolio**.........................       954,269
                                                          ------------
Total Money Market Funds
  (cost--$8,174,317)....................................     8,174,317
                                                          ------------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT                                                                     MATURITY       INTEREST
  (000)                                                                        DATES         RATES        VALUE
----------                                                                ---------------  ----------  -----------
REPURCHASE AGREEMENTS--4.32%
    $2,981  Repurchase Agreement dated 07/31/97 with Deutsche Bank, collateralized by $3,041,363 U.S. Treasury Bonds, 12.000%
              due 05/15/05; proceeds: $2,981,476**......................     08/01/97        5.750%    $ 2,981,000
     3,952  Repurchase Agreement dated 07/31/97 with State Street Bank &
              Trust Company, collateralized by $4,031,153 U.S. Treasury
              Bills, 7.250% due 02/15/98; proceeds: $3,952,549..........     08/01/97        5.000       3,952,000
                                                                                                       -----------
Total Repurchase Agreements (cost--$6,933,000)..........................                                 6,933,000
                                                                                                       -----------
Total Investments (cost--$130,670,697)--106.94%.........................                               171,464,271
Liabilities in excess of other assets--(6.94)%..........................                               (11,130,409)
                                                                                                       -----------
Net Assets--100.00%.....................................................                               $160,333,862
                                                                                                       -----------
                                                                                                       -----------

---------------
*  Non-income producing security

** Entire or partial amount represents investments of cash collateral for securities loaned.

(1) Security, or a portion thereof, was on loan at July 31, 1997.

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
COMMON STOCKS--95.09%
AGRICULTURE, FOOD & BEVERAGE--0.37%
  2,100   Alpine Lace Brands Inc.*................  $     17,063
  2,157   ERLY Industries Inc.*...................        25,614
    200   International Multifoods Inc............         5,650
 12,800   Nash Finch Co. .........................       259,200
 11,000   Orange Company, Inc. New................        88,000
  4,900   Suprema Specialties Inc.*...............        18,375
  7,200   Sylvan, Inc.*...........................        82,800
                                                    ------------
                                                         496,702
                                                    ------------
AIRLINES--1.61%
 21,600   ASA Holdings Inc........................       610,200
 16,500   Alaska Air Group Inc.* (1)..............       487,781
 50,400   America West Holding Corp.*.............       696,150
 30,200   Mesa Air Group Inc.*....................       166,100
  5,550   Midwest Express Holdings Inc.*..........       138,403
  8,300   World Airways Inc. New*.................        70,550
                                                    ------------
                                                       2,169,184
                                                    ------------
ALCOHOL--0.04%
  5,600   Todhunter International Inc.*...........        49,000
                                                    ------------
APPAREL, RETAIL--0.34%
 22,300   Cato Corp. New..........................       163,069
  2,100   Fuqua Enterprises Inc.*.................        45,150
  6,300   Gantos Inc. New*........................        14,962
  5,300   S & K Famous Brands Inc.*...............        66,250
 15,800   Syms Corp.*.............................       171,825
                                                    ------------
                                                         461,256
                                                    ------------
APPAREL, TEXTILES--2.24%
 57,100   Collins & Aikman Corp.*.................       620,962
  1,125   Conso Products Co.*.....................        13,641
  7,600   Culp, Inc...............................       132,050
  1,666   Decorator Industries, Inc...............        15,827
 11,300   Dyersburg Corp..........................       120,769
  6,400   Finlay Enterprises Inc.*................       107,200
  9,900   Galey & Lord Inc.*......................       167,062
  3,700   Garan Inc. .............................        73,769
 23,400   Guilford Mills, Inc.....................       506,025
  3,200   Hampshire Group, Ltd.*..................        49,600
 28,000   Hartmarx Corp.*.........................       211,750
 22,000   Justin Industries Inc...................       302,500
  7,000   Marisa Christina Inc.*..................        51,188
  5,800   Maxwell Shoe Inc.*......................        60,900
  9,300   Pillowtex Corp..........................       230,756
  4,600   Supreme International Corp.*............        80,500
 18,600   Tultex Corp.*...........................       105,787
  1,200   Weyco Group Inc. .......................        91,800
 12,800   Worldtex, Inc.*.........................        88,800
                                                    ------------
                                                       3,030,886
                                                    ------------
BANKS--7.06%
  1,900   Amcore Financial Inc. ..................        55,100
  1,500   American Bank Inc.......................        56,813
 10,300   Bancorpsouth Inc........................       309,000
  4,600   Banknorth Group Inc. ...................       223,100
  4,994   BB & T Corp. ...........................       255,318
  8,250   CFX Corp. ..............................       165,000
  3,806   CVB Financial Corp......................        82,543
  5,700   Capital Bancorp.........................       250,800

 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
BANKS--(CONCLUDED)
  5,625   Chittenden Corp. .......................  $    198,281
 15,000   Citizens Banking Corp...................       573,750
 22,400   Colonial Bancgroup Inc..................       618,800
  7,665   Commerce Bancorp, Inc...................       286,479
  3,200   Community Trust Bancorp Inc.............        84,000
 11,600   Corus Bank Shares Inc...................       382,800
  2,200   Evergreen Bancorp Inc. .................        39,600
  8,600   F & M National Corp.....................       232,737
  4,100   First Citizens Bancshares, Inc. ........       362,850
 21,000   First Financial Corp....................       661,500
  5,000   First Western Bancorp Inc. .............       196,250
  4,700   Firstbank Illinois Co...................       202,688
  8,858   HUBCO Inc...............................       286,778
  7,015   Hancock Holding Co......................       341,981
  2,587   Interchange Financial Services Inc......        57,884
  4,800   Irwin Financial Corp....................       144,000
  2,300   Magna Group Inc.........................        84,813
  7,089   Mid America Bancorp.....................       189,631
  3,700   National Bancorp Alaska Inc.............       321,900
  1,465   National Penn Banc Shares Inc...........        52,740
  9,900   Onbancorp Inc...........................       501,187
 13,500   One Valley Bancorp West Virginia Inc....       581,344
 19,400   Riggs National Corp.....................       419,525
  4,700   Sterling Bancorp........................        94,294
 10,350   Susquehanna Bank Shares Inc.............       287,212
 19,000   Trustmark Corp..........................       546,250
  6,400   United Bank Shares Inc..................       279,200
  1,900   U.S. Bancorp Inc........................       112,575
                                                    ------------
                                                       9,538,723
                                                    ------------
CHEMICALS--2.81%
  5,710   Aceto Corp..............................        86,453
  3,100   American Biltrite Inc...................        58,900
  2,100   American Filtrona Corp..................        95,287
  1,900   American Vanguard Corp..................        18,050
  2,500   Ameron, Inc.............................       142,500
  3,300   Atlantis Plastics Inc.*.................        19,800
 10,800   Bairnco Corp............................        98,550
 11,200   Congoleum Corp. New*....................       124,600
 27,000   Foamex International Inc.*..............       310,500
  6,000   Furon Co................................       177,000
 31,800   Gencorp Inc.............................       926,175
  1,400   General Magnaplate Corp. ...............         8,225
 15,700   Gundle/SLT Environmental Inc.*..........        72,613
  9,135   Hawkins Chemical Inc....................        74,222
  3,500   Martin Color-Fi Inc.*...................        26,688
 32,109   Mississippi Chemical Corp...............       682,316
  4,100   National Picture & Frame Co.*...........        44,075
 15,400   Rexene Corp.............................       243,512
 11,200   Stepan Chemical Co......................       290,500
  4,700   Sybron Chemicals Inc.*..................       104,575
  3,000   Terra Industries Inc....................        37,875
  6,800   Thomson PBE Inc.*.......................        35,700
  3,850   Wynn's International Inc. ..............       115,500
                                                    ------------
                                                       3,793,616
                                                    ------------

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
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
COMMON STOCKS--(CONTINUED)
COMPUTER HARDWARE--1.37%
  4,900   Amplicon Inc. ..........................  $    142,100
 21,500   Auspex Systems Inc.*....................       236,500
 18,100   Banctec, Inc.*..........................       442,319
 12,900   Compucom Systems Inc.*..................       119,325
  5,500   DH Technology Inc.*.....................       121,000
  3,500   Dataram Corp.*..........................        35,000
  3,900   Equinox Systems Inc.*...................        40,950
  8,600   Franklin Electronic Publishers Inc.*....       110,725
  1,500   McRae Industries Inc. ..................        13,125
 13,800   Microage Inc.*..........................       319,125
  5,800   Miltope Group Inc.*.....................        20,300
  8,200   Rainbow Technologies Inc.*..............       158,875
  6,200   Southern Electronics Corp.*.............        94,550
                                                    ------------
                                                       1,853,894
                                                    ------------
COMPUTER SOFTWARE--0.27%
 38,600   Computervision Corp.*...................       132,688
  1,800   GSE Systems Inc.*.......................         9,000
 11,000   MacNeal Schwendler Corp.*...............       122,375
  9,200   Santa Cruz Operation Inc.*..............        43,700
 13,600   Stac Electronics Inc.*..................        57,800
                                                    ------------
                                                         365,563
                                                    ------------
CONSTRUCTION, REAL PROPERTY--0.25%
  3,600   American Buildings Co. New*.............       108,000
  8,300   Giant Cement Holding, Inc.*.............       184,675
  2,333   MYR Group, Inc..........................        46,077
                                                    ------------
                                                         338,752
                                                    ------------
CONSUMER DURABLES--1.03%
  3,200   Business Resource Group*................        11,200
  4,300   Chromcraft Revington Inc.*..............       116,100
  3,400   Craftmade International Inc.............        30,600
  1,000   Flexsteel Industries Inc. ..............        12,875
 18,200   Mikasa Inc..............................       242,287
  2,100   Pulaski Furniture Corp. ................        36,225
  2,400   Shelby Williams Industries Inc..........        36,900
  4,100   Stanley Furniture Company,
            Inc.*.................................       108,650
  3,800   Tab Products Co. .......................        36,575
 10,000   Toro Co.................................       365,000
 12,800   United States Can Corp.*................       205,600
  3,740   Virco Manufacturing Corp................       111,265
  6,300   Winsloew Furniture Inc.*................        78,750
                                                    ------------
                                                       1,392,027
                                                    ------------
DEFENSE/AEROSPACE--1.01%
 13,100   Alliant Techsystems Inc.*...............       682,837
  1,800   Allied Research Corp.*..................        18,000
  4,500   Edo Corp................................        39,375
  3,600   Herley Industries Inc.*.................        49,950
  7,200   SMC Corp.*..............................        46,800
  5,700   Safety Components International Inc.*...        74,011
 11,600   Shiloh Industries Inc.*.................       226,200
 20,500   Simpson Industries, Inc.................       221,016
                                                    ------------
                                                       1,358,189
                                                    ------------
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
DIVERSIFIED RETAIL--1.39%
 16,900   Ames Department Stores Inc.*............  $    247,162
 24,200   BJ's Wholesale Club Inc. ...............       716,925
 10,300   Carson Pirie Scott & Co.*...............       341,831
 24,200   Homebase Inc.*..........................       211,750
 18,200   Shopko Stores Inc. .....................       167,475
 24,100   Value City Department Stores Inc.*......       195,813
                                                    ------------
                                                       1,880,956
                                                    ------------
DRUGS & MEDICINE--1.16%
 12,400   Bindley Western Industries, Inc.........       290,625
 37,300   ICN Pharmaceuticals Inc.................     1,275,194
    500   Natural Alternatives International
            Inc.*.................................         3,625
                                                    ------------
                                                       1,569,444
                                                    ------------
ELECTRIC UTILITIES--6.30%
  6,100   Bangor Hydro Electric Co.*..............        35,075
 12,500   Black Hills Corp. ......................       360,156
 18,700   Central Hudson Gas & Electric Corp. ....       620,606
 25,100   Central Louisiana Electric Co...........       674,562
 29,400   Central Maine Power Co..................       396,900
 13,300   Central Vermont Public Service Corp. ...       164,588
 24,800   Commonwealth Energy Systems*............       633,950
 21,800   Eastern Utilities Associates............       419,650
    700   Florida Public Utilities Co. ...........        14,700
  4,900   Green Mountain Power Corp. .............       121,581
  1,300   Maine Public Service Co. ...............        15,763
 10,200   Northwestern Public Service Co..........       191,250
 14,400   Orange & Rockland Utilities
            Inc...................................       486,900
  4,600   Otter Tail Power Co.....................       146,625
 43,700   Public Service Co. of
            New Mexico............................       808,450
 45,000   Rochester Gas & Electric Corp...........     1,091,250
  8,400   Saint Joseph Light & Power Co...........       137,025
 14,200   TNP Enterprises Inc.....................       347,900
 35,200   Tucson Electric Power Co.*..............       589,600
 14,800   United Illuminating Co..................       511,525
  4,600   Unitil Corp.............................       100,050
  3,400   Upper Peninsula Energy Corp.............        78,200
 19,800   WPS Resources Corp. ....................       555,638
                                                    ------------
                                                       8,501,944
                                                    ------------
ELECTRICAL EQUIPMENT--1.58%
  3,600   AML Communications Inc.*................        16,425
  9,900   Aeroflex, Inc.*.........................        55,069
  5,900   Bel Fuse Inc.*..........................        95,138
  3,700   CTS Corp. ..............................       304,787
  8,400   Ceradyne Inc. ..........................        53,550
 10,800   Cherry Corp.*...........................       159,300
 13,500   Cidco Inc.*.............................       183,094
  2,400   DBA Systems Inc.*.......................        13,050
  1,800   Frequency Electronics Inc. .............        29,025
  7,900   Intervoice Inc.*........................        79,000
  8,300   IPC Information Systems Inc.*...........       132,800
  2,100   Jaco Electronics Inc.*..................        16,406

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
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
COMMON STOCKS--(CONTINUED)
ELECTRICAL EQUIPMENT--(CONCLUDED)
  2,200   Nortech Systems Inc.*...................  $     10,450
  7,900   Park Electrochemical Corp...............       237,987
  6,600   Pioneer Standard Electronics,
            Inc...................................        93,225
  7,000   Richey Electronics Inc.*................        57,750
  1,700   Sigmatron International Inc.*...........        24,225
  4,300   Smartflex Systems Inc.*.................        47,569
  3,900   Spectrum Control Inc.*..................        18,769
  2,800   Speizman Industries Inc.*...............        14,700
  8,035   Sterling Electronics Corp.*.............        95,918
  6,900   Teltrend Inc.*..........................       110,831
 10,200   Ultratech Stepper, Inc.*................       259,462
  1,800   Video Display Corp.*....................         9,000
  1,900   Wandel & Goltermann Technologies
            Inc.*.................................        18,763
                                                    ------------
                                                       2,136,293
                                                    ------------
ELECTRICAL POWER--0.15%
  6,500   Alpine Group Inc.*......................        75,563
  2,700   Carbide/Graphite Group Inc.*............        78,300
  4,500   Sl Industries Inc.......................        46,125
                                                    ------------
                                                         199,988
                                                    ------------
ELECTRONIC COMPONENTS--0.10%
  5,600   ITI Technologies Inc.*..................       137,200
                                                    ------------
ENERGY RESERVES & PRODUCTION--0.43%
 11,600   Aquila Gas Pipeline Corp. ..............       152,250
 10,100   Benton Oil & Gas Co.*...................       153,394
  1,000   Enex Resources Corp. ...................         9,750
  2,700   Prima Energy Corp.*.....................        43,875
  2,400   Williams Clayton Energy Inc.*...........        26,700
  9,400   Wilshire Oil Co.........................        58,162
  7,600   Wiser Oil Co. ..........................       136,800
                                                    ------------
                                                         580,931
                                                    ------------
ENTERTAINMENT--0.19%
 12,300   All American Communications Inc.*.......       224,475
  3,400   Intrav Inc..............................        34,000
                                                    ------------
                                                         258,475
                                                    ------------
ENVIRONMENTAL SERVICES--0.05%
  5,200   GNI Group Inc.*.........................        32,500
  3,600   MFRI Inc.*..............................        36,000
                                                    ------------
                                                          68,500
                                                    ------------
FINANCIAL SERVICES--1.98%
  5,000   Arcadia Financial Ltd. (1)*.............        47,813
  7,200   Craig Jenny Inc.*.......................        49,050
  2,500   Dewolfe Cos Inc.*.......................        11,250
  3,000   Frontier Adjusters America Inc..........         7,313
 17,500   Gallagher Arthur J & Co.................       634,375
  2,700   KBK Capital Corp.*......................        14,513
  4,000   Kaye Group Inc..........................        28,500
 15,900   North American Mortgage Co..............       427,312
  1,200   Pacific Crest Capital Inc.*.............        17,850
  3,800   Refac Technology Development Corp. .....        38,000
 15,800   Resource Bank Shares Mortgage Group
            Inc...................................       288,350
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
FINANCIAL SERVICES--(CONCLUDED)
  4,300   Strattec Security Corp.*................  $     84,925
 17,800   Student Loan Corp.......................       755,387
  3,300   Transport Leasing International Inc. ...        23,925
  8,300   WFS Financial Inc.*.....................       169,112
 11,000   World Acceptance Corp.*.................        72,875
                                                    ------------
                                                       2,670,550
                                                    ------------
FOREST PRODUCTS, PAPER--1.55%
 12,200   ABT Building Products Corp.*............       259,250
  4,200   Astronics Corp.*........................        30,450
 15,400   Caraustar Inds Inc. ....................       469,700
  2,550   Fibermark Inc.*.........................        56,578
 33,400   Glatfelter PH Co........................       624,162
  3,200   Mosinee Paper Corp......................        87,200
 12,100   Paragon Trade Brands Inc.*..............       211,750
  7,590   Republic Group Inc. ....................       145,159
  8,250   Rock-Tennessee Co.......................       140,250
  3,100   Tranzonic Co. ..........................        67,038
                                                    ------------
                                                       2,091,537
                                                    ------------
FOOD RETAIL--0.44%
 22,800   Ingles Markets Inc......................       313,500
  5,500   Marsh Supermarkets Inc.*................        82,500
  5,100   Schultz Sav O Stores Inc. ..............        93,712
  2,200   Seaway Food Town Inc....................        43,450
  6,300   Western Beef, Inc.*.....................        62,213
                                                    ------------
                                                         595,375
                                                    ------------
FREIGHT, AIR, SEA & LAND--0.32%
 10,400   Landstar Systems Inc.*..................       260,000
  3,400   MTL Inc.*...............................        82,025
  3,300   PAM Transportation Services Inc.*.......        28,875
  4,400   Transport Corp. of America*.............        62,975
                                                    ------------
                                                         433,875
                                                    ------------
GAS UTILITY--3.26%
  3,300   Aquarion Co.............................        88,688
  3,100   Atrion Corp. ...........................        47,081
  5,000   Bay State Gas Co........................       135,625
  1,800   Berkshire Gas Co........................        30,600
  7,900   CTG Resources Inc.......................       174,294
  4,700   Chesapeake Utilities Corp. .............        78,138
  7,700   Colonial Gas Co. .......................       163,625
  7,100   Connecticut Energy Corp.................       161,969
  2,900   Connecticut Water Service Inc...........        81,925
 15,400   Eastern Enterprises.....................       551,512
  2,200   Energen Corp............................        79,750
  3,500   Energynorth Inc.........................        79,625
  1,100   Essex County Gas Co. ...................        27,775
 10,300   Indiana Energy Inc......................       252,350
 18,700   Ladede Gas Co...........................       439,450
  2,700   Mobile Gas Service Corp.................        81,675
  5,400   North Carolina Natural Gas Corp. .......       179,887
 17,100   Northwest Natural Gas Co................       444,600
 12,000   NUI Corp................................       276,000
  3,900   Providence Energy Corp. ................        70,200
 17,700   Sig Corp Inc............................       462,412

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
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
COMMON STOCKS--(CONTINUED)
GAS UTILITY--(CONCLUDED)
  2,400   SJW Corp. ..............................  $    130,200
  2,300   South Jersey Industries Inc.............        52,325
  4,800   Southern California Water Co............       109,500
  1,600   Valley Resources Inc....................        17,500
  7,800   Yankee Energy Systems Inc...............       187,200
                                                    ------------
                                                       4,403,906
                                                    ------------
HEAVY MACHINERY--1.31%
  6,100   Allied Products Corp. ..................       220,363
  9,900   Cascade Corp............................       175,106
  4,700   Gehl Co.*...............................        91,650
  8,769   NACCO Industries Inc....................       608,349
  1,300   Richton International Corp.*............         6,419
  6,900   Tennant Co..............................       244,950
 23,000   Titan International Inc.................       396,750
  4,000   Western Power & Equipment Corp.*........        19,000
                                                    ------------
                                                       1,762,587
                                                    ------------
HOTELS--0.79%
 10,100   Ameristar Casinos Inc.*.................        50,500
  2,800   Black Hawk Gaming & Development Inc.*...        14,700
  1,300   Buckhead America Corp.*.................        11,050
 20,300   Casino America Inc.*....................        45,675
 44,600   Grand Casinos Inc.*.....................       699,662
  2,900   John Q. Hammons Hotels, Inc.*...........        27,913
 11,800   Players International, Inc.*............        48,675
  8,800   Sholodge, Inc.*.........................       140,800
  2,200   Supertel Hospitality*...................        22,000
                                                    ------------
                                                       1,060,975
                                                    ------------
HOUSEHOLD PRODUCTS--0.73%
  3,900   Align Rite International Inc.*..........        61,425
  4,900   Allou Health & Beauty Care, Inc.*.......        36,137
  8,800   American Safety Razor Co.*..............       162,800
  5,400   Beauticontrol Cosmetics Inc.............        53,325
  8,200   CPAC Inc.*..............................        92,250
  2,800   Dixon Ticonderoga Co.*..................        38,150
  7,400   Jean Phillippe Fragrances Inc.*.........        51,800
  7,300   Libbey Inc. ............................       271,925
 13,300   Lifetime Hoan Corp.*....................       114,712
 12,700   Parlux Fragrances Inc.*.................        33,338
 10,600   Scotts Liquid Gold Inc.*................        24,513
  4,400   Stephan Co. ............................        50,875
                                                    ------------
                                                         991,250
                                                    ------------
INDUSTRIAL PARTS--5.10%
  7,300   Amcast Industrial Corp..................       186,606
  2,300   Amistar Corp.*..........................        10,781
  8,700   Ampco Pittsburgh Corp...................       151,706
 16,600   Baldwin Technology Inc.*................        51,875
  8,400   Barnes Group Inc. ......................       238,875
 11,200   Blount International Inc................       501,200
  6,600   Bridgeport Machines Inc.*...............        78,375
  2,900   Central Sprinkler Corp.*................        58,725
 30,300   Cincinnati Milacron Inc.................       848,400
 11,500   Commercial Intertech Corp...............       175,375
  7,600   Durakon Industries Inc.*................        71,250
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
INDUSTRIAL PARTS--(CONCLUDED)
  1,200   Engineered Support Systems Inc..........  $     21,600
  8,300   Esterline Technologies Corp.*...........       303,987
  3,600   Farr Co.*...............................        57,600
 32,400   Fedders USA Inc.........................       196,425
 10,600   Genlyte Group Inc.*.....................       159,000
  4,800   Gleason Corp. ..........................       233,700
 18,600   Global Industrial Technologies Inc.*....       352,237
 11,800   Graco Inc...............................       388,662
  1,000   Graham Corp.*...........................        17,625
  6,900   Hardinge Brothers Inc...................       229,425
  2,200   Hein Werner Corp.*......................        16,775
  7,000   Hurco Co. Inc.*.........................        42,000
  2,400   K Tron International Inc.*..............        31,800
  6,100   Kaman Corp..............................        98,363
  4,300   Knape & Vogt Manufacturing Co...........        68,800
  2,300   Lawson Inc..............................        60,375
  7,600   Mestek, Inc.*...........................       140,600
  4,200   Nortek, Inc.*...........................       103,163
  2,500   P & F Industries Inc.*..................        14,063
  3,300   Penn Engineering Manufacturing Corp. ...        67,650
  2,800   Portec, Inc.............................        33,600
  7,900   Powell Industries Inc.*.................       130,350
 14,600   Quanex Corp.............................       454,425
  4,600   Scotsman Industries, Inc. ..............       124,775
 11,400   Semitool Inc.*..........................       175,275
  4,875   Shelter Components Corp. ...............        68,250
 15,300   Specialty Equipment Cos Inc.*...........       231,412
 10,200   Standex International Corp..............       300,900
  6,600   Starrett LS Co..........................       207,900
  3,100   Summa Industries*.......................        19,763
  4,300   Transtechnology Corp. ..................       107,769
  1,800   Twin Disc, Inc..........................        52,088
                                                    ------------
                                                       6,883,525
                                                    ------------
INDUSTRIAL SERVICES/SUPPLIES--1.25%
  3,400   Astrotech International Corp. New*......        31,875
  3,400   Cruise America Inc.*....................        24,225
  7,700   Daw Technologies*.......................        17,084
 18,000   Flowserve Corp..........................       614,250
  6,900   Healthcare Services Group Inc.*.........        82,800
 23,150   Interpool, Inc.*........................       348,697
  7,900   McGrath Rentcorp........................       161,950
 24,200   National Auto Credit Inc.*..............       193,600
  7,500   PLM International, Inc.*................        41,719
  8,100   Sunrise Leasing Corp.*..................        31,387
  8,400   Superior Surgical Manufacturing Inc. ...       115,500
  5,858   Travel Ports America Inc.*..............        19,039
    680   Zimmerman Sign Co.*.....................         2,465
                                                    ------------
                                                       1,684,591
                                                    ------------
INFORMATION & COMPUTER SERVICES--0.78%
  2,000   Analysis & Technology Inc...............        39,000
  4,000   Baker Michael Corp.*....................        28,250
 18,600   Dames & Moore Inc.......................       244,125
  5,500   Devon Group Inc. New*...................       221,375

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
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
COMMON STOCKS--(CONTINUED)
INFORMATION & COMPUTER SERVICES--(CONCLUDED)
  6,100   Genicom Corp.*..........................  $     55,663
  6,200   Gradco Systems Inc.*....................        37,975
  2,000   Isomedix Inc.*..........................        34,500
  4,000   Plasti Line Inc.*.......................        49,000
  6,900   Right Management Consultants Inc.*......        67,275
  1,000   Transport Lux Corp. ....................        13,250
  4,100   Transpro Inc............................        38,694
  9,300   URS Corp. New*..........................       133,687
  2,300   Value Line Inc..........................        93,150
                                                    ------------
                                                       1,055,944
                                                    ------------
LEISURE--2.54%
 19,200   Arctic Cat Inc..........................       201,600
  6,200   Cannondale Corp.*.......................       110,050
 24,100   Department 56 Inc.*.....................       576,894
  4,200   Ellett Brothers Inc.....................        22,575
  4,800   First Team Sports Inc.*.................        29,700
  9,600   Fossil Inc.*............................       213,600
 10,900   GT Bicycles Inc.*.......................        81,920
  3,200   Harveys Casino Resorts..................        54,000
  2,500   Koss Corp.*.............................        22,500
  7,400   Marker International*...................        31,450
  6,500   Movado Group Inc........................       188,500
  9,700   Oneida Ltd..............................       286,150
 23,500   Polaris Industries Inc..................       680,031
 40,000   Station Casinos Inc.*...................       285,000
 13,300   Stanhome Inc. ..........................       438,068
  5,400   Stuart Entertainment Inc.*..............        14,850
  8,000   Sturm Ruger & Co. Inc...................       167,000
  6,784   Swing 'n Slide Corp.*...................        27,136
                                                    ------------
                                                       3,431,024
                                                    ------------
LIFE INSURANCE--3.78%
  4,100   Allied Life Financial Corp. ............        76,875
 49,900   American Annuity Group Inc. ............     1,041,662
 10,500   American Heritage Life Investment
            Corp..................................       399,000
 10,000   Amvestors Financial Corp. ..............       225,000
  5,236   Conseco Inc. ...........................       213,367
  1,875   Cotton States Life Insurance Co.........        29,063
  6,976   Delphi Financial Group, Inc.*...........       266,832
  5,800   Independence Holding Co. New............        55,100
 17,500   Liberty Corp............................       783,125
  5,500   Life Re Corp. ..........................       301,125
 18,700   Life USA Holdings Inc.*.................       275,825
  1,300   National Western Life Insurance Co.*....       112,775
  5,000   PennCorp Financial Group, Inc...........       184,688
 19,400   Presidential Life Corp..................       378,300
  5,230   Reliastar Financial Corp................       401,076
 11,000   Washington National Corp................       316,937
  5,200   Westbridge Capital Corp.*...............        48,100
                                                    ------------
                                                       5,108,850
                                                    ------------
MANUFACTURING-GENERAL--0.00%
  2,200   BFX Hospitality Group, Inc.*............         5,225
                                                    ------------
MANUFACTURING-HIGH TECHNOLOGY--0.13%
  4,500   C&D Technologies........................       170,719
                                                    ------------
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
MEDIA--0.55%
 20,800   Media General Inc.......................  $    738,400
                                                    ------------
MEDICAL PRODUCTS--0.76%
 12,200   Bio Rad Laboratories Inc.*..............       346,175
 19,600   Figgie International Holdings
            Inc.*.................................       279,300
    500   Lakeland Industries, Inc.*..............         2,375
  7,100   Maxxim Medical Inc.*....................       131,350
  9,100   Utah Medical Products Inc.*.............        72,800
 11,000   Vital Signs Inc.........................       192,500
                                                    ------------
                                                       1,024,500
                                                    ------------
MEDICAL PROVIDERS--2.31%
 13,900   LC of America Inc.*.....................       546,444
  5,700   Advocat Services, Inc.*.................        70,537
  3,000   Caretenders Healthcorp*.................        21,750
 21,000   Integrated Health Services,
            Inc. (1)..............................       716,625
 25,200   Mariner Health Group Inc.*..............       338,625
  8,613   Medical Assurance Inc.*.................       411,271
 18,400   Physicians Resource Group Inc.*.........       154,100
    800   Raytel Medical Corp.*...................         8,250
 40,200   Sun Healthcare Group Inc.*..............       851,737
                                                    ------------
                                                       3,119,339
                                                    ------------
MINING & METALS--5.70%
  7,700   Acme Metals Inc.*.......................       117,425
  3,800   Atchison Casting Corp.*.................        73,150
 17,400   Brush Wellman Inc.......................       396,937
  4,400   BWAY Corp.*.............................       108,625
 13,800   Carpenter Technology Corp. .............       655,500
  5,700   Castle A M & Co.........................       128,606
 22,600   Chaparral Steel Co......................       343,238
  6,800   Chase Industries Inc.*..................       169,575
 14,500   Citation Corp.*.........................       264,625
 13,100   Cleveland Cliffs Inc. ..................       569,850
  4,700   Cold Metal Products Inc.*...............        27,906
 13,900   Commercial Metals Co. ..................       441,325
 14,200   Donnelly Corp...........................       276,900
 11,500   Foster LB Co.*..........................        56,063
 13,900   Friedmans Industries Inc.*..............       213,713
  6,700   Green AP Industries Inc.................        70,350
 29,100   Intermet Corp...........................       491,062
  5,500   Lindberg Corp...........................        61,875
  3,400   National Standard Co.*..................        25,075
 21,900   National Steel Corp.*...................       335,344
  3,900   Northwestern Steel & Wire Co.*..........         7,556
  1,300   Oglebay Norton Co. .....................        64,350
  7,200   Park Ohio Industries Inc.*..............       108,450
  2,850   Pitt Desmoines Inc......................        94,050
 15,700   Pittston Co.............................       388,575
  5,800   Roanoke Electric Steel Corp.............       106,575
 24,800   Rouge Steel Co..........................       434,000
 10,700   Steel Technologies Inc..................       136,425
 23,700   Texas Industries Inc....................       770,250
  2,500   United States Lime & Minerals, Inc......        20,625
 25,500   UNR Industries Inc. ....................       124,313
  6,600   Webco Industries Inc.*..................        45,375
 13,200   Wolverine Tube Inc.*....................       387,750

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Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
COMMON STOCKS--(CONTINUED)
MINING & METALS--(CONCLUDED)
  6,400   Zeigler Coal Holding Co.................  $    174,000
  1,022   Zemex Corp.*............................         8,559
                                                    ------------
                                                       7,697,997
                                                    ------------
MOTOR VEHICLES--3.26%
 17,200   A.O. Smith Corp.........................       615,975
 17,300   Arvin Industries Inc. ..................       602,256
  4,790   Autocam Corp............................        55,085
 26,200   Breed Technologies, Inc.................       507,625
  6,100   Custom Chrome Inc.*.....................       101,413
  6,900   Defiance, Inc...........................        51,750
  2,900   Edelbrock Corp.*........................        56,913
 11,400   Excel Industries, Inc...................       230,137
  4,100   Hilite Industries Inc.*.................        21,013
  2,900   JPE Inc.*...............................        18,805
  2,300   Lund International Holdings, Inc.*......        28,175
  3,600   McClain Industries Inc.*................        15,525
 16,400   Modine Manufacturing Co.................       512,500
  1,800   National R.V. Holdings Inc.*............        31,050
  7,100   Oshkosh Truck Corp......................       105,612
  8,400   R & B Inc.*.............................        74,550
  3,000   Republic Automotive Parts Inc.*.........        45,000
  3,091   Rexhall Industries, Inc.*...............        17,773
  5,500   Standard Motor Products Inc. ...........        97,281
 17,700   Standard Products Co....................       456,881
  6,216   Supreme Industries, Inc.*...............        55,556
 24,800   TBC Corp.*..............................       210,800
  9,200   Thor Industries, Inc. ..................       230,000
  1,350   Valley Forge Corp. .....................        32,738
  4,660   Varlen Corp. ...........................       146,207
  9,800   Winnebago Indiana Inc...................        84,525
                                                    ------------
                                                       4,405,145
                                                    ------------
OIL REFINING--0.63%
  2,400   Adams Resources & Energy Inc............        35,100
  4,400   Castle Energy Corp.*....................        56,100
  6,400   Giant Industries Inc....................       109,600
  6,000   Holly Corp..............................       155,625
  6,262   Mercury Air Group, Inc. ................        38,355
 20,700   Tesoro Petroleum Corp.*.................       322,143
  6,300   World Fuel Services Corp................       140,175
                                                    ------------
                                                         857,098
                                                    ------------
OTHER INSURANCE--8.77%
  3,500   ACMAT Corp.*............................        55,125
 16,000   Acceptance Insurance Co.*...............       366,000
 13,950   Allied Group Inc.*......................       653,034
 10,200   Atlantic American Corp.*................        30,919
  3,800   Bancinsurance Corp.*....................        16,031
 12,000   Capital Re Corp.........................       637,500
  5,250   Capitol Transamerica Corp...............       137,156
  4,800   Centris Group Inc.......................       107,400
  4,400   Chartwell Re Corp.......................       146,300
 23,800   Citizens Corp. .........................       690,200
 38,400   Commerce Group Inc......................     1,000,800
  5,200   Donegal Group Inc.......................        94,900
 12,800   EMC Insurance Group Inc.................       168,000
 11,300   Enhance Financial Services Group Inc....       565,000
 14,910   Fidelity National Financial Inc. .......       267,448
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
OTHER INSURANCE--(CONCLUDED)
 11,200   First American Financial Corp. .........  $    474,600
 23,145   Gainsco Inc. ...........................       212,645
 11,781   Guaranty National Corp. New.............       313,669
 15,200   Harleysville Group Inc..................       571,900
  2,200   Investors Title Insurance Co............        39,325
  9,500   Lawyers Title Corp......................       205,438
 11,900   MMI Companies Inc.......................       327,250
  6,065   Mobile America Corp.....................        61,408
 16,300   Nac Re-Insurance Corp...................       789,531
  1,600   National Insurance Group................        12,400
  8,800   Navigators Group Inc.*..................       162,800
  8,600   Nymagic Inc.............................       195,650
  6,100   Omni Insurance Group Inc.*..............        84,638
 17,400   Orion Capital Corp. ....................       727,537
    750   Penn America Group Inc..................        13,594
  3,080   Professionals Insurance Co. Management
            Group*................................        86,240
 12,478   PXRE Corp. .............................       384,478
  8,200   RLI Corp................................       307,500
  8,500   RTW Inc.*...............................        68,000
 14,300   Selective Insurance Group Inc...........       761,475
  8,300   State Auto Financial Corp. .............       189,863
  7,600   Stewart Information Services Corp. .....       173,375
  8,342   Titan Holdings Inc......................       204,379
 12,550   Trenwick Group Inc......................       480,037
  4,900   UNICO American Healthcare Co............        54,513
                                                    ------------
                                                      11,838,058
                                                    ------------
PRECIOUS METALS--0.24%
 12,800   Handy & Harman..........................       232,000
  2,000   Lazare Kaplan International Inc.*.......        34,500
  3,500   Olympic Steel Inc.......................        60,375
                                                    ------------
                                                         326,875
                                                    ------------
PUBLISHING--1.49%
 22,400   Bowne & Co. Inc.........................       744,800
  2,000   Courier Corp. ..........................        38,500
  6,500   Data Documents Inc.*....................        79,625
 15,500   Franklin Quest Co.*.....................       410,750
 13,600   Graphic Industries, Inc. ...............       181,900
  6,400   Merrill Corp............................       256,000
  4,400   Plenum Publishing Corp. ................       173,800
  3,000   Primesource Corp. ......................        26,250
  5,900   Scientific Games Holdings Corp.*........       105,831
                                                    ------------
                                                       2,017,456
                                                    ------------
RAILROADS--0.57%
 11,800   Greenbrier Companies Inc................       149,713
 31,600   Westinghouse Air Brake Co.
            New...................................       616,200
                                                    ------------
                                                         765,913
                                                    ------------
REAL PROPERTY--6.84%
  5,200   American Woodmark Corp..................        75,400
 12,600   BMC West Corp.*.........................       165,375
  6,900   Beazer Homes USA Inc*...................       125,494
 10,900   Belmont Homes Inc.*.....................        95,375
  3,900   Butler Manufacturing Co.................       144,056

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
COMMON STOCKS--(CONTINUED)
REAL PROPERTY--(CONCLUDED)
 10,500   Cameron Ashley Building Products,
            Inc.*.................................  $    152,250
 25,400   Centex Construction Products
            Inc...................................       736,600
  7,400   Continental Homes Holding Corp. ........       168,350
 42,500   D.R. Horton Inc.*.......................       510,000
  6,100   Dominion Homes Inc. ....................        31,263
  1,800   Drew Industries Inc. New*...............        25,313
  8,000   Engle Homes Inc.........................        95,000
  8,300   Florida Rock Industries, Inc............       382,319
 20,950   Granite Construction Inc.*..............       434,712
 19,900   Griffon Corp.*..........................       291,037
 20,500   Hovnanian Enterprises Inc.*.............       143,500
  9,000   Juno Lighting Inc.......................       142,875
  3,700   Liberty Homes, Inc......................        37,925
  8,900   Lone Star Industries, Inc...............       471,700
 14,800   M.D.C. Holdings, Inc. ..................       148,925
 11,900   Medusa Corp. ...........................       550,375
  1,400   NCI Building Systems Inc.*..............        50,575
 11,900   NVR Inc.*...............................       206,019
  4,100   Patrick Industries Inc..................        78,413
  4,300   Perini Corp.*...........................        35,206
 20,700   Pulte Corp..............................       844,819
  7,800   Robertson Ceco Corp.*...................        64,350
  6,500   Rottlund Inc.*..........................        29,250
  7,900   Schottenstein Homes Inc.*...............       109,612
  3,400   Schult Homes Corp.......................        58,650
  8,300   Skyline Corp............................       211,131
 14,700   Southdown, Inc..........................       750,619
 15,800   Southern Energy Homes Inc.*.............       161,950
  4,300   Starrett Housing Corp...................        49,988
 38,500   Toll Brothers Inc.*.....................       801,281
 13,100   United States Home Corp. New*...........       435,575
  8,400   Washington Homes Inc. New*..............        32,025
 18,500   Webb Delaware Corp......................       344,562
  5,000   Zaring Homes Inc.*......................        47,500
                                                    ------------
                                                       9,239,369
                                                    ------------
RESTAURANTS--1.62%
  3,500   Benihana Inc.*..........................        37,187
  2,200   Blimpie International Inc...............        10,450
 27,600   Boston Chicken Inc.*....................       360,525
  1,200   Cooker Restaurant Corp. ................        12,375
  6,900   Davco Restaurants Inc.*.................        91,425
  5,400   ELXSI Corp.*............................        37,800
  2,700   El Chico Restaurants, Inc.*.............        26,325
  1,500   Garden Fresh Restaurant Corp.*..........        18,188
  6,300   IHOP Corp. New*.........................       200,025
 26,800   Lubys Cafeterias Inc....................       527,625
  4,400   Max & Ermas Restaurants Inc.*...........        29,700
  2,300   Morrison Health Care Inc................        37,087
  6,825   Morrison Restaurants Inc.*..............        30,713
 53,700   Ryan's Family Steak Houses,
            Inc.*.................................       463,162
 51,100   Shoneys Inc.*...........................       309,794
                                                    ------------
                                                       2,192,381
                                                    ------------
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
SECURITIES & ASSET MANAGEMENT--2.69%
 14,000   Eaton Vance Corp. ......................  $    435,750
  1,000   H D Vest Inc.*..........................         5,125
  7,650   Interra Financial Inc...................       327,994
  4,000   Interstate Johnson Lane, Inc............        90,000
  2,000   Jefferies Group, Inc. ..................       130,250
  7,000   Legg Mason Inc..........................       430,062
  5,000   McDonald & Co. Investments Inc..........       242,187
 18,700   Morgan Keegan, Inc......................       410,231
 11,500   Piper Jaffray Companies, Inc............       246,531
  6,750   Quick & Reilly Group Inc................       177,188
 28,050   Raymond James Financial, Inc. ..........       808,191
  7,500   Sherwood Group Inc.*....................       114,375
  6,900   Southwest Securities Group Inc..........       156,113
  4,200   Stifel Financial Corp...................        40,950
  1,000   Ziegler Companies Inc. .................        21,625
                                                    ------------
                                                       3,636,572
                                                    ------------
SEMICONDUCTOR--2.02%
 10,404   Bell Industries, Inc.*..................       178,168
  8,200   Bell Microproducts Inc.*................        77,900
  1,200   Bowmar Instrument Corp.*................         2,850
 25,300   Chips & Technologies Inc.*..............       426,937
 39,500   Ess Technology Inc.*....................       570,281
 14,400   Marshall Industries*....................       584,100
  4,700   Microsemi Corp.*........................        64,919
  3,600   Nu Horizons Electronics Corp.*..........        29,250
  1,600   Optek Technology Inc.*..................        24,200
  1,000   Richardson Electronics Ltd..............         8,313
  5,400   Taitron Components Inc.*................        18,225
  9,700   Trident Microsystems Inc.*..............       178,844
 11,200   Wyle Electronics*.......................       559,300
                                                    ------------
                                                       2,723,287
                                                    ------------
SPECIALTY RETAIL--1.34%
  5,900   Advanced Marketing Services, Inc.*......        64,900
  7,900   Blair Corp. ............................       128,869
  6,800   Brookstone Inc.*........................        60,350
  6,300   D I Y Home Warehouse Inc.*..............        17,325
 13,800   Discount Auto Parts Inc.*...............       282,900
  5,900   Duckwall Alto Stores Inc. New*..........        77,438
  4,210   Friedman Industries, Inc. ..............        33,417
 13,600   Haverty Furniture Companies
            Inc...................................       187,000
  3,300   Holiday RV Superstores Inc.*............         5,878
  6,300   Inacom Corp.*...........................       210,262
  8,500   Natural Wonders Inc.*...................        34,000
  7,100   Rex Stores Corp.*.......................        67,450
  1,200   Roberds Inc.*...........................         5,250
104,900   Service Merchandise Co., Inc.*..........       354,037
 12,500   Tandycrafts Inc.*.......................        57,813
  7,400   Tractor Supply Co.*.....................       127,650
  6,900   Wolohan Lumber Co. .....................        89,700
                                                    ------------
                                                       1,804,239
                                                    ------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------

COMMON STOCKS--(CONCLUDED)
THRIFT--2.53%
    750   Anchor Bancorp Wisconsin Inc............  $     39,750
 14,300   Bankers Corp. ..........................       409,337
 13,300   Collective Bancorp, Inc.*...............       691,600
  3,700   D & N Savings Financial Corp. ..........        71,688
  4,400   Eagle Financial Corp. ..................       148,500
  3,150   First Liberty Financial Corp............        74,616
  6,200   First Republic Bancorp Inc.*............       150,350
  1,800   Haven Bancorp...........................        66,150
  3,500   Keystone Heritage Group Inc.............       112,438
  5,250   MAF Bancorp Inc. .......................       178,500
 12,400   Metrowest Bank..........................        82,925
 12,400   New York Bancorp Inc. ..................       385,950
  2,125   Parkvale Financial Corp. ...............        58,969
  3,300   Saint Francis Capital Corp..............       118,800
 44,432   Sovereign Bancorp, Inc. (1).............       703,969
  1,600   Washington Savings Bank FSB.............        10,000
  5,090   York Financial Corp.....................       112,616
                                                    ------------
                                                       3,416,158
                                                    ------------
 NUMBER
   OF
 SHARES                                                VALUE
--------                                            ------------
TOBACCO--0.06%
  5,000   Standard Commercial Corp.*..............  $     82,500
                                                    ------------
                                                     128,416,743
Total Common Stocks (cost--$100,712,917)..........
                                                    ------------

MONEY MARKET FUNDS--1.19%
759,185   Liquid Assets Portfolio**...............       759,185
845,215... TempCash Portfolio**....................      845,215
                                                    ------------
                                                       1,604,400
Total Money Market Funds
(cost--$1,604,400)................................
                                                    ------------

 PRINCIPAL
  AMOUNT                                                                  MATURITY         INTEREST
   (000)                                                                    DATE             RATE
-----------                                                            ---------------  ---------------
REPURCHASE AGREEMENT--5.58%
 $   7,535   Repurchase Agreement dated 07/31/97 with State Street
               Bank & Trust Company, collateralized by $7,687,826
               U.S. Treasury Bonds, 5.000% due 02/15/98; proceeds:
               $7,536,047 (cost--$7,535,000).........................     08/01/97           5.000%        7,535,000
                                                                                                         -----------
Total Investments (cost--$109,852,318)--101.86%.....................                                     137,556,143
Liabilities in excess of other assets--(1.86)%.......................                                     (2,509,061)
                                                                                                         -----------
Net Assets--100.00%..................................................                                    $135,047,082
                                                                                                         -----------
                                                                                                         -----------

---------------
*  Non-income producing security

** Entire or partial amount represents investments of cash collateral for securities loaned.

(1) Security, or portion thereof, was on loan at July 31, 1997.

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

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--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

COMMON STOCKS--88.16%
APPAREL, TEXTILES--0.90%
    18,000   Quiksilver Inc.*.............................  $   666,000
    28,100   Sport Haley Inc.*............................      460,138
                                                            -----------
                                                              1,126,138
                                                            -----------
COMPUTER HARDWARE--1.90%
    47,300   EMC Corp.*...................................    2,388,650
                                                            -----------
COMPUTER SOFTWARE--6.62%
    53,200   Aspect Development Inc.* (1).................    1,748,950
    44,100   Credit Management Solutions Inc.*............      518,175
    14,600   Harbinger Corp.*.............................      472,675
     4,500   Hyperion Software Corp.*.....................      120,938
    24,800   PSW Technologies Inc.*.......................      342,550
    85,500   Peerless Systems Corp.*......................    1,186,312
   106,200   Platinum Technology Inc.*....................    1,646,100
    37,800   Puma Technology Inc.*........................      316,575
    31,700   Veritas Software Co.*........................    1,965,400
                                                            -----------
                                                              8,317,675
                                                            -----------
CONSUMER DURABLES--1.02%
    18,500   Home Products International Inc.*............      252,062
     5,200   Novel Denim Holdings Ltd.*...................      117,000
    55,400   Racing Champions Corp.*......................      914,100
                                                            -----------
                                                              1,283,162
                                                            -----------
DEFENSE/AEROSPACE--1.03%
    36,200   AAR Corp.....................................    1,294,150
                                                            -----------
DIVERSIFIED RETAIL--1.18%
    58,200   Cost Plus Inc.*..............................    1,484,100
                                                            -----------
DRUGS & MEDICINE--3.88%
    75,900   Ariad Pharmaceuticals Inc.*..................      441,169
    10,300   Arqule Inc.*.................................      169,950
   105,700   Capstone Pharmacy Services Inc.*.............    1,228,762
    50,300   Depotech Corp.*..............................      666,475
    74,900   Dusa Pharmaceuticals Inc.*...................      383,863
    57,100   Guilford Pharmaceuticals Inc.*...............    1,266,906
    20,500   Vertex Pharmaceuticals Inc.*.................      720,062
                                                            -----------
                                                              4,877,187
                                                            -----------
ELECTRIC UTILITIES--1.40%
    22,186   AES Corp.*...................................    1,752,694
                                                            -----------
ELECTRICAL EQUIPMENT--4.41%
    43,800   ITI Technologies Inc.*.......................    1,073,100
    38,000   Komag Inc.*..................................      790,875
    60,200   P-Com Inc.*..................................    2,216,112
    35,300   Pairgain Technologies Inc.*..................      758,950
    70,600   Telco Systems Inc.*..........................      697,175
                                                            -----------
                                                              5,536,212
                                                            -----------
ELECTRONIC COMPONENTS--1.67%
     8,500   Aavid Thermal Technologies Inc.*.............      175,312
     1,500   Gemstar Group Ltd.*..........................       23,813
    40,800   Sipex Corp.*.................................    1,897,200
                                                            -----------
                                                              2,096,325
                                                            -----------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

ENERGY RESERVES & PRODUCTION--0.19%
     8,100   Friede Goldman International Inc.*...........  $   232,875
                                                            -----------
ENTERTAINMENT--1.24%
    18,300   Entertainment Inc.*..........................      384,300
    55,000   Florida Panthers Holdings Inc.*..............    1,179,062
                                                            -----------
                                                              1,563,362
                                                            -----------
ENVIRONMENTAL SERVICES--2.10%
    37,920   Republic Industries Inc.* (1)................      933,780
    31,200   Superior Services Inc.*......................      819,000
    23,500   Tetra Technologies Inc.*.....................      655,062
     3,700   Waste Industries Inc.*.......................       67,294
    25,700   York Research Corp.*.........................      160,625
                                                            -----------
                                                              2,635,761
                                                            -----------
FINANCIAL SERVICES--4.17%
    56,800   INMC Mortgage Holdings Inc...................    1,370,300
   105,200   Long Beach Financial Corp.*..................    1,209,800
    45,700   Medallion Financial Corp.*...................      862,587
     6,700   Mego Mortgage Corp.*.........................       82,913
    69,300   Ocwen Asset Investment Corp..................    1,706,512
                                                            -----------
                                                              5,232,112
                                                            -----------
FOOD RETAIL--0.89%
    19,500   Scheid Vineyards Inc.*.......................      214,500
    37,700   United Natural Foods Inc.*...................      904,800
                                                            -----------
                                                              1,119,300
                                                            -----------
HOTELS--4.91%
    90,400   Capstar Hotel Co.*...........................    2,887,150
   142,464   Extended Stay America Inc.*..................    2,297,232
    36,700   Mirage Resorts Inc.*.........................      981,725
                                                            -----------
                                                              6,166,107
                                                            -----------
INDUSTRIAL PARTS--1.26%
    32,000   PRI Automation Inc.*.........................    1,588,000
                                                            -----------
INDUSTRIAL SERVICES/SUPPLIES--10.72%
    26,000   AHL Services Inc.*...........................      445,250
    31,700   Black Box Corp.*.............................    1,157,050
   107,100   CUC International Inc. *(1)..................    2,637,337
    15,500   Catalina Marketing Corp.*....................      660,688
    88,200   Comfort Systems USA Inc.*....................    1,576,575
    48,200   Norrell Corp.................................    1,524,325
    43,400   Nova Corp.*..................................    1,055,163
    13,700   Pierce Leahy Corp.*..........................      369,900
    57,200   Pittston Brinks Group........................    1,991,275
    33,100   Profit Recovery Group International Inc.*....      546,150
    39,900   Protection One Inc.*.........................      723,187
    17,400   RCM Technologies Inc.*.......................      191,400
    23,100   Wilmar Industries Inc.*......................      589,050
                                                            -----------
                                                             13,467,350
                                                            -----------

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--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------
COMMON STOCKS--(CONCLUDED)
INFORMATION & COMPUTER SERVICES--3.01%
    72,200   Checkfree Corp.*.............................  $ 1,299,600
    49,700   G Tech Holdings Corp.*.......................    1,512,744
    40,500   NFO Research Inc.*...........................      972,000
                                                            -----------
                                                              3,784,344
                                                            -----------
LEISURE--1.01%
    49,400   Equity Marketing Inc.*.......................    1,222,650
     2,700   Teardrop Golf Co.*...........................        8,775
     2,000   Travel Services International Inc.*..........       41,000
                                                            -----------
                                                              1,272,425
                                                            -----------
LIFE INSURANCE--0.24%
    16,200   Life Financial Corp.*........................      301,725
                                                            -----------
LONG DISTANCE & PHONE COMPANIES--2.91%
    41,500   ICG Communications Inc.*.....................      892,250
    70,200   Teleport Communications Group*...............    2,764,125
                                                            -----------
                                                              3,656,375
                                                            -----------
MANUFACTURING-GENERAL--1.58%
    22,900   Kaynar Technologies Inc.*....................      529,563
    39,600   Silgan Holdings Inc.*........................    1,457,775
                                                            -----------
                                                              1,987,338
                                                            -----------
MANUFACTURING-HIGH TECHNOLOGY--0.93%
     4,900   Galileo Technology Ltd.*.....................      119,438
    17,300   KLA Instruments Corp.*.......................    1,047,731
                                                            -----------
                                                              1,167,169
                                                            -----------
MEDIA--2.48%
    56,300   Ascent Entertainment Group Inc.*.............      682,637
    40,500   Evergreen Media Corp.* (1)...................    1,863,000
    17,700   Metro Networks Inc.*.........................      573,038
                                                            -----------
                                                              3,118,675
                                                            -----------
MEDICAL PRODUCTS--2.55%
    40,400   Cerus Corp.*.................................      565,600
    17,400   Cooper Companies Inc.*.......................      487,200
    46,400   Physician Sales & Service Inc.*..............      858,400
    44,700   Renal Care Group Inc.*.......................    1,296,300
                                                            -----------
                                                              3,207,500
                                                            -----------
MEDICAL PROVIDERS--6.32%
    38,600   Alternative Living Services Inc.* (1)........      832,313
   120,600   American Oncology Resources Inc.*............    1,854,225
    39,900   Atria Communities Inc.*......................      648,375
    13,300   Centennial Healthcare Corp.*.................      238,569
    29,700   FPA Medical Management Inc.*.................      788,906
    32,100   Medical Resources Inc. ......................      515,606
    30,800   PMR Corp.*...................................      619,850
    14,200   Resources Care Inc.*.........................      303,525
    59,000   Sunrise Assisted Living Inc.*................    2,131,375
                                                            -----------
                                                              7,932,744
                                                            -----------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

MINING & METALS--0.33%
    42,000   Metals USA Inc.*.............................  $   420,000
                                                            -----------
OIL SERVICES--2.49%
    38,900   Precision Drilling Corp.*....................    2,081,150
    41,400   Veritas DGC Inc.*............................    1,040,175
                                                            -----------
                                                              3,121,325
                                                            -----------
PUBLISHING--0.52%
    36,600   Journal Register Co.*........................      649,650
                                                            -----------
RESTAURANTS--1.21%
    20,100   Cheesecake Factory Inc.*.....................      528,881
    11,100   Dave & Busters Inc.*.........................      353,813
    26,500   Mortons Restaurant Group Inc.*...............      556,500
     7,200   Total Entertainment Restaurant Corp.*........       74,700
                                                            -----------
                                                              1,513,894
                                                            -----------
SEMICONDUCTOR--1.90%
   116,500   Cypress Semiconductor Corp.*.................    1,783,906
     9,100   Micrel Inc.*.................................      597,188
                                                            -----------
                                                              2,381,094
                                                            -----------
SPECIALTY RETAIL--9.95%
    25,600   Amazon Common Inc.* (1)......................      736,000
    19,800   Concepts Direct Inc.*........................      398,475
    84,600   Duty Free International Inc..................    2,025,112
    51,900   Eagle Hardware & Garden Inc.*................    1,096,388
    92,500   General Nutrition Companies Inc.*............    2,636,250
    34,000   Hollywood Entertainment Corp.*...............      637,500
    47,500   Home Shopping Network Inc.*..................    1,662,500
    30,900   Linens 'N Things Inc.*.......................      869,063
    40,400   Piercing Pagoda Inc.*........................    1,171,600
    44,900   Staples Inc.* (1)............................    1,128,112
    17,700   Sunglass Hut International Inc.*.............      142,706
                                                            -----------
                                                             12,503,706
                                                            -----------
WIRELESS TELECOMMUNICATIONS--1.24%
     3,100   Corsair Communications Inc.*.................       61,419
   100,000   Pagemart Wireless Inc.*......................    1,000,000
    66,600   Telespectrum Worldwide Inc.*.................      499,500
                                                            -----------
                                                              1,560,919
                                                            -----------
Total Common Stocks (cost--$93,609,565)...................  110,740,043
                                                            -----------
MONEY MARKET FUNDS--5.04%
 4,935,047   Liquid Assets Portfolio**....................    4,935,047
   113,822   TempCash Portfolio**.........................      113,822
 1,285,831   TempFund Portfolio**.........................    1,285,831
                                                            -----------
Total Money Market Funds
  (cost--$6,334,700)......................................    6,334,700
                                                            -----------

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--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
 (000)                                                                  DATE             RATE          VALUE
--------                                                           ---------------  --------------  -----------
REPURCHASE AGREEMENT--9.67%
$12,147   Repurchase Agreement dated 07/31/97 with State Street
            Bank & Trust Company, collateralized by $12,390,288
            U.S. Treasury Bills, 7.250% due 02/15/98; proceeds:
            $12,148,687 (cost--$12,147,000)......................     08/01/97          5.000%      $12,147,000
                                                                                                    -----------
Total Investments (cost--$112,091,265)--102.87%..................                                   129,221,743
Liabilities in excess of other assets--(2.87)%...................                                    (3,613,118)
                                                                                                    -----------
Net Assets--100.00%..............................................                                   $125,608,625
                                                                                                    -----------
                                                                                                    -----------

---------------
*  Non-income producing security
** Entire or partial amount represents investments of cash collateral for securities loaned.
(1) Security, or a portion thereof, was on loan at July 31, 1997.

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------

COMMON STOCKS--89.79%
ARGENTINA--0.73%
ENERGY--0.28%
  34,572   Compania Perez Compane S.A...................  $   283,886
                                                          -----------
TELECOMMUNICATIONS--0.45%
  11,700   Telefonica de Argentina S.A. ADS.............      464,344
                                                          -----------
Total Argentina Common Stocks...........................      748,230
                                                          -----------
AUSTRALIA--2.07%
BANKS--0.39%
  27,900   National Australia Bank......................      406,285
                                                          -----------
CONSUMER DURABLES--0.85%
 226,000   News Corporation Ltd. .......................      875,817
                                                          -----------
FINANCE--0.44%
  19,700   Lend Lease Corp. (1).........................      447,490
                                                          -----------
TRANSPORTATION--0.39%
  70,000   Mayne Nickless Ltd...........................      403,255
                                                          -----------
Total Australia Common Stocks...........................    2,132,847
                                                          -----------
AUSTRIA--1.12%
CAPITAL GOODS--1.12%
   5,500   VA Technologies AG...........................    1,149,669
                                                          -----------
BELGIUM--1.20%
BANKS--1.20%
   3,200   Generale De Banque...........................    1,240,000
                                                          -----------
BRAZIL--1.90%
OIL & GAS--0.68%
  23,000   Petroleo Brasileiro S.A. Petro...............      704,605
                                                          -----------
TELECOMMUNICATIONS--0.52%
   3,600   Telecomunicacones Brasileiras S.A. ADR.......      534,150
                                                          -----------
UTILITIES--0.70%
  26,500   Centrais Eletricas Brasileiras S.A. ADR
             (1)........................................      715,765
                                                          -----------
Total Brazil Common Stocks..............................    1,954,520
                                                          -----------
CHILE--0.64%
TELECOMMUNICATIONS--0.64%
  20,000   Compania de Telecomunicaciones de Chile S.A.
             ADR........................................      658,750
                                                          -----------
DENMARK--1.25%
HEALTH (NON-DRUG)--1.25%
  12,241   Novo Nordisk A.S.............................    1,287,498
                                                          -----------
FRANCE--5.84%
BASIC INDUSTRIES--1.87%
   4,800   Air Liquide S.A.--Prime
             Fide 1999..................................      763,347
   1,100   Air Liquide S.A..............................      174,757
  23,500   Rhone Poulenc S.A. ..........................      988,262
                                                          -----------
                                                            1,926,366
                                                          -----------
CAPITAL GOODS--2.19%
  17,770   Michelin.....................................    1,104,335
  19,900   Schneider S.A................................    1,151,416
                                                          -----------
                                                            2,255,751
                                                          -----------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------

FRANCE--(CONCLUDED)
FINANCE--1.17%
  18,500   AXA..........................................  $ 1,207,529
                                                          -----------
UTILITIES--0.61%
   4,959   Compania Generale des Eaux...................      625,633
                                                          -----------
Total France Common Stocks..............................    6,015,279
                                                          -----------
GERMANY--11.04%
AUTOMOTIVE MANUFACTURING--2.52%
   1,500   Bayer Motoren Werk AG........................    1,220,069
   1,800   Volkswagen AG................................    1,374,165
                                                          -----------
                                                            2,594,234
                                                          -----------
BASIC INDUSTRIES--1.67%
  36,600   Hoechst AG...................................    1,716,029
                                                          -----------
CAPITAL GOODS--1.72%
   3,800   Mannesmann AG................................    1,771,352
                                                          -----------
FINANCE--1.30%
  19,800   Deutsche Bank AG.............................    1,338,492
                                                          -----------
MACHINERY (DIVERSIFIED)--0.86%
   6,700   SGL Carbon AG................................      889,477
                                                          -----------
METALS & MINING--1.21%
   4,100   Preussag AG..................................    1,242,222
                                                          -----------
UTILITIES--1.76%
  31,300   Veba AG......................................    1,816,783
                                                          -----------
Total Germany Common Stocks.............................   11,368,589
                                                          -----------
HONG KONG--6.74%
BANKS--0.58%
  17,258   HSBC Holdings PLC............................      601,829
                                                          -----------
FINANCE--5.10%
 436,000   Amoy Properties Ltd. ........................      487,104
 125,000   Cheung Kong Holdings Ltd.....................    1,388,440
 101,000   Citic Pacific Ltd. ..........................      640,504
 125,000   Hutchison Whampoa Ltd. ......................    1,218,922
 122,000   New World Development Ltd....................      878,463
  67,500   Swire Pacific Ltd............................      640,781
                                                          -----------
                                                            5,254,214
                                                          -----------
HOLDING & OTHER INVESTMENT OFFICES--0.54%
 462,000   First Pacific Co.............................      551,953
                                                          -----------
UTILITIES--0.52%
  94,000   China Light & Power..........................      539,051
                                                          -----------
Total Hong Kong Common Stocks...........................    6,947,047
                                                          -----------
INDIA--0.47%
COMPUTER SOFTWARE & SERVICES--0.47%
  27,000   Videsh Sanchar Nigam Ltd. ...................      488,700
                                                          -----------
INDONESIA--1.32%
BANKS--0.51%
 750,000   P.T. Bank Internasional Indonesia............      523,423
                                                          -----------
TELECOMMUNICATIONS--0.81%
 545,000   P.T. Telkom Industries.......................      833,652
                                                          -----------
Total Indonesia Common Stocks...........................    1,357,075
                                                          -----------

                                       62
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--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------
COMMON STOCKS--(CONTINUED)
ITALY--2.16%
ENERGY--0.98%
 173,483   ENI..........................................  $ 1,012,468
                                                          -----------
RETAIL--1.18%
  19,300   Gucci Group N.V. ............................    1,218,312
                                                          -----------
Total Italy Common Stocks...............................    2,230,780
                                                          -----------
JAPAN--19.76%
AUTO MANUFACTURER--1.83%
  25,000   Honda Motor Co. .............................      836,502
  34,000   Toyota Motor Corp. ..........................    1,042,839
                                                          -----------
                                                            1,879,341
                                                          -----------
BASIC INDUSTRIES--1.00%
  36,000   Shin Etsu Chemical Company Ltd...............    1,028,137
                                                          -----------
CAPITAL GOODS--11.15%
  48,000   Canon Inc....................................    1,533,080
     127   DDI Corp.....................................      873,494
  92,000   Hitachi Ltd..................................    1,041,656
   6,000   Kyocera Corp.................................      517,110
   7,000   Mabuchi Motor Co. ...........................      445,374
 133,000   Mitsubishi Heavy Industry....................      938,361
  27,000   Nitto Denko Corp.............................      556,654
   3,000   Riso Kagaku Corp.............................      201,014
  16,000   Rohm Company Ltd.............................    2,095,479
   8,000   Secom Company Ltd............................      586,058
  17,000   Sony Corp....................................    1,694,972
  60,000   Sumitomo Electric Industries Ltd.............      998,733
                                                          -----------
                                                           11,481,985
                                                          -----------
CONSUMER DURABLES--2.36%
  18,000   Ito Yokado Company Ltd.......................    1,026,616
  34,000   Marui Company Ltd............................      574,567
   9,000   Shimachu Company Ltd. .......................      233,460
  23,000   Taisho Pharmaceutical Co. ...................      600,507
                                                          -----------
                                                            2,435,150
                                                          -----------
FINANCE--1.64%
  51,000   Mitsui Fudosan Company Ltd...................      655,006
  37,000   Nomura Securities Company Ltd................      525,222
  40,000   Tokio Marine & Fire Insurance................      510,351
                                                          -----------
                                                            1,690,579
                                                          -----------
FOREST PRODUCTS--0.42%
  27,000   Toppan Printing Co. .........................      433,460
                                                          -----------
HEALTHCARE--0.68%
  26,000   Yamanouchi Pharmaceutical Co.................      702,999
                                                          -----------
TRANSPORTATION--0.68%
  72,000   Kamigumi Company Ltd.........................      357,719
  50,000   Nippon Express Corp. Ltd.....................      336,713
                                                          -----------
                                                              694,432
                                                          -----------
Total Japan Common Stocks...............................   20,346,083
                                                          -----------
MALAYSIA--0.55%
CONSUMER DURABLES--0.33%
  42,000   Edaran Otomobil Nasional.....................      339,185
                                                          -----------
FINANCE--0.22%
  40,000   AMMB Holdings Berhad.........................      227,488
                                                          -----------
Total Malaysia Common Stocks............................      566,673
                                                          -----------
NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------

MEXICO--1.73%
BANKS--0.61%
 214,000   Grupo Financiero Banamex.....................  $   629,653
                                                          -----------
BASIC INDUSTRIES--0.29%
  16,000   Empresas ICA Sociedad Controladora, S.A. de
             C.V. ADR (1)...............................      300,000
                                                          -----------
DIVERSIFIED INDUSTRIES--0.21%
  26,000   Alfa S.A.....................................      212,869
                                                          -----------
LEISURE & ENTERTAINMENT--0.62%
 330,000   Cifra S.A. de C.V............................      637,457
                                                          -----------
Total Mexico Common Stocks..............................    1,779,979
                                                          -----------
NETHERLANDS--2.84%
CONSUMER DURABLES--1.57%
  19,900   Philips Electronic N.V. .....................    1,612,502
                                                          -----------
FINANCE--1.27%
  27,000   ING Groep N.V. ..............................    1,312,690
                                                          -----------
Total Netherlands Common Stocks.........................    2,925,192
                                                          -----------
PHILIPPINES--0.58%
REAL ESTATE--0.58%
2,700,000  Belle Corp...................................      594,915
                                                          -----------
SINGAPORE--0.40%
BANKS--0.40%
  32,000   Development Bank of Singapore Ltd............      415,471
                                                          -----------
SPAIN--1.99%
FINANCE--1.09%
  40,300   Banco de Santander SA........................    1,124,518
                                                          -----------
UTILITIES--0.90%
  34,500   Telefonica De Espana SA......................      923,860
                                                          -----------
Total Spain Common Stocks...............................    2,048,378
                                                          -----------
SWEDEN--1.41%
CAPITAL GOODS--1.41%
 108,500   ABB AB.......................................    1,448,008
                                                          -----------
SWITZERLAND--5.47%
CONSUMER DURABLES--3.76%
   1,270   Novartis AG..................................    2,035,724
     190   Roche Holdings AG............................    1,835,249
                                                          -----------
                                                            3,870,973
                                                          -----------
DIVERSIFIED INDUSTRIES--1.71%
  13,100   Credit Suisse Group..........................    1,765,009
                                                          -----------
Total Switzerland Common Stocks.........................    5,635,982
                                                          -----------
UNITED KINGDOM--17.83%
BANKS--2.82%
 112,000   Lloyds TSB Group PLC.........................    1,238,682
  40,000   National Westminster.........................      568,407
 104,831   Royal Bank of Scotland Group PLC.............    1,100,909
                                                          -----------
                                                            2,907,998
                                                          -----------
BUILDING MATERIALS & PAPER PACKAGING--0.45%
  66,000   Wolseley PLC.................................      465,687
                                                          -----------

                                       63
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--------------------------------------------------------------------------------
PACE INTERNATIONAL EQUITY INVESTMENTS
--------------------------------------------------------------------------------

NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------

COMMON STOCKS--(CONCLUDED)
UNITED KINGDOM--(CONTINUED)
DIVERSIFIED INDUSTRIES--1.20%
 109,071   Wassall PLC..................................  $   513,657
 125,000   General Electric PLC.........................      721,996
                                                          -----------
                                                            1,235,653
                                                          -----------
ENGINEERING SERVICES--2.10%
  53,000   GKN PLC......................................      932,293
  49,000   Mckechnie PLC................................      324,833
  68,732   Smiths Industries PLC........................      907,897
                                                          -----------
                                                            2,165,023
                                                          -----------
HOUSEHOLD GOODS--1.14%
  75,600   Reckitt & Colman PLC.........................    1,177,253
                                                          -----------
LEISURE & ENTERTAINMENT--1.68%
  59,000   Granada Group PLC............................      813,229
 227,000   Ladbroke Group PLC...........................      920,036
                                                          -----------
                                                            1,733,265
                                                          -----------
MANUFACTURER--0.85%
  30,000   Unilever PLC.................................      869,841
                                                          -----------
OIL, EXPLORATION & PRODUCTION--1.88%
 147,000   LASMO PLC....................................      672,982
 170,000   Shell Transportation & Trading Co. ..........    1,258,077
                                                          -----------
                                                            1,931,059
                                                          -----------
NUMBER OF
 SHARES                                                      VALUE
---------                                                 -----------

UNITED KINGDOM--(CONCLUDED)
PHARMACEUTICAL--1.03%
  50,000   Glaxo Wellcome PLC...........................  $ 1,059,200
                                                          -----------
RETAIL--0.66%
 108,193   Safeway PLC..................................      684,393
                                                          -----------
RETAIL (ALL OTHER)--1.17%
 124,000   Marks & Spencer PLC..........................    1,200,482
                                                          -----------
TELECOMMUNICATIONS--1.41%
 125,000   British Telecommunications PLC...............      875,830
  57,000   Cable & Wireless PLC.........................      574,282
                                                          -----------
                                                            1,450,112
                                                          -----------
TRANSPORTATION--0.49%
 229,000   NFC PLC......................................      501,648
                                                          -----------
UTILITIES--0.95%
 138,000   Scottish Power PLC...........................      975,974
                                                          -----------
Total United Kingdom Common Stocks......................   18,357,588
                                                          -----------
VENEZUELA--0.75%
UTILITIES--0.75%
  17,800   Compania Anonima Nacional Telefonica de
             Venezuela ADR..............................      769,850
                                                          -----------
Total Common Stocks (cost--$77,773,021).................   92,467,103
                                                          -----------
MONEY MARKET FUNDS--1.29%
1,147,665  Liquid Assets Portfolio*.....................    1,147,665
 181,685   TempFund Portfolio*..........................      181,685
                                                          -----------
Total Money Market Funds (cost--$1,329,350).............    1,329,350
                                                          -----------

 PRINCIPAL
   AMOUNT                                                          MATURITY            INTEREST
   (000)                                                            DATES               RATES
------------                                                 --------------------  ----------------
LONG-TERM GLOBAL DEBT SECURITIES--0.81%
     $  765   MBL International Finance (cost--$803,700)...        11/30/02              3.000%            829,069
                                                                                                      ------------
CONVERTIBLE BONDS--0.28%
JAPAN--0.28%
ENTERTAINMENT--0.28%
     24,000   Namco (cost--$298,446).......................        09/30/98              4.700             293,434
                                                                                                      ------------
REPURCHASE AGREEMENT--8.72%
      8,978   Repurchase Agreement dated 07/31/97 with
                State Street Bank & Trust Company,
                collateralized by $9,157,818 U.S. Treasury
                Notes, 7.250% due 02/15/98; proceeds:
                $8,979,247 (cost--$8,978,000)..............        08/01/97              5.000           8,978,000
                                                                                                      ------------
Total Investments (cost--$89,182,517)--100.89%.............                                            103,896,956
Liabilities in excess of other assets--(0.89)%.............                                               (917,910)
                                                                                                      ------------
Net Assets--100.00%........................................                                           $102,979,046
                                                                                                      ------------
                                                                                                      ------------

---------------

*          Entire or partial amount represents investments of cash collateral for securities loaned.
ADR        American Depositary Receipt
ADS        American Depositary Shares
(1)        Security, or a portion thereof, was on loan at July 31, 1997.

                 See accompanying notes to financial statements

                                       64
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

COMMON STOCKS--81.33%
ARGENTINA--4.49%
BANKS, RETAIL--0.74%
     12,900  Banco de Galicia y Buenos Aires S.A. de C.V.
               ADR (1)....................................  $   404,738
                                                            -----------
DIVERSIFIED INDUSTRIALS--0.41%
     27,047  Perez Companc S.A. Class B...................      222,095
                                                            -----------
ENGINEERING EQUIPMENT--0.37%
     58,440  CIADEA S.A. .................................      205,160
                                                            -----------
OIL & GAS--1.30%
    102,500  Astra Cia Argentina de Petroleo S.A. Class
               B..........................................      212,212
     15,500  YPF Sociedad Anonima Series D ADR............      501,813
                                                            -----------
                                                                714,025
                                                            -----------
REAL ESTATE--0.33%
      8,000  Cresud S.A. C.I.F.Y.A. ADR...................      182,000
                                                            -----------
TELECOMMUNICATIONS--1.34%
     61,000  Telecom Argentina S.A. ......................      352,032
     88,500  Telefonica de Argentina S.A..................      350,787
        700  Telefonica de Argentina S.A. Class B ADR.....       27,781
                                                            -----------
                                                                730,600
                                                            -----------
Total Argentina Common Stocks.............................    2,458,618
                                                            -----------
BOTSWANA--0.12%
FOOD, BEVERAGE & TOBACCO--0.12%
     51,000  Sechaba Breweries............................       64,632
                                                            -----------
BRAZIL--2.93%
TELECOMMUNICATIONS--1.49%
      5,500  Telecomunicacones Brasileiras S.A. (Telebras)
               ADR........................................      816,063
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--1.44%
  2,100,000  Companhia Paulista de Forca e Luz............      428,552
    680,000  Light Servicos de Eletricidade S.A. .........      361,057
                                                            -----------
                                                                789,609
                                                            -----------
Total Brazil Common Stocks................................    1,605,672
                                                            -----------
CHILE--3.95%
BANKS, RETAIL--0.75%
     26,200  Banco Santander Chile Series A ADS...........      412,650
                                                            -----------
CHEMICALS--0.38%
      9,500  Administradora de Fondas de Pensiones
               Providia S.A. ADR..........................      206,031
                                                            -----------
EXTRACTIVE INDUSTRIES--0.53%
      4,800  Sociedad Quimica Y Minera de Chile S.A.
               Series B ADR...............................      291,900
                                                            -----------
FOOD, BEVERAGE & TOBACCO--0.25%
      6,000  Compania Cervecerias Unidas S.A. ADR.........      139,500
                                                            -----------
RETAILERS, GENERAL--0.44%
      8,800  Santa Isabel SA ADS*.........................      242,000
                                                            -----------
TELECOMMUNICATIONS--1.06%
     17,550  Compania de Telecomunicaciones de Chile S.A.
               ADR........................................      578,053
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--0.54%
      9,841  Chilgener S.A. ADR (1).......................      292,770
                                                            -----------
Total Chile Common Stocks.................................    2,162,904
                                                            -----------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

CHINA--1.16%
UTILITIES-ELECTRIC, GAS & WATER--1.16%
     23,300  Huaneng Power International Incorporated ADR*
               (1)........................................  $   636,381
                                                            -----------
CROATIA--0.51%
HEALTH/PERSONAL CARE--0.51%
     15,820  Pliva D.D. GDR*..............................      276,850
                                                            -----------
CZECH REPUBLIC--0.46%
HEAVY ENGINEERING/SHIPBUILDING--0.20%
      4,050  Skoda Plzen A.S..............................      111,499
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--0.26%
      1,260  SPT Telecom A.S.*............................      139,927
                                                            -----------
Total Czech Republic Common Stocks........................      251,426
                                                            -----------
EGYPT--0.42%
BANKS, RETAIL--0.42%
     10,000  Commercial International Bank GDR*...........      229,500
                                                            -----------
GREECE--0.48%
FOOD, BEVERAGE & TOBACCO--0.48%
      7,260  Hellenic Bottling Company S.A................      261,512
                                                            -----------
HONG KONG--5.02%
COMMERCE/INDUSTRIAL--0.85%
    640,000  Beijing Datang Power Generation Company
               Ltd. ......................................      324,443
     20,000  Shanghai Industrial Holdings Ltd. (1)........      139,490
                                                            -----------
                                                                463,933
                                                            -----------
CONSTRUCTION--0.50%
     79,000  Cheung Kong Infrastucture Holdings...........      273,452
                                                            -----------
FOOD, BEVERAGE & TOBACCO--0.00%
     15,612  Guangdong Brewery Holdings Ltd. .............        3,630
                                                            -----------
OIL--0.11%
    120,000  Zhenhai Refining & Chemical Co. Ltd. (1).....       61,608
                                                            -----------
REAL ESTATE--2.62%
    636,000  Beijing North Star...........................      297,772
    348,000  China OverSeas Land & Investment.............      269,680
    622,000  China Resources Beijing (1)..................      494,065
     39,000  China Resources Developement Enterprises
               Ltd........................................      194,937
     56,000  New World Infrastructure
               Ltd.*+ (1).................................      177,927
                                                            -----------
                                                              1,434,381
                                                            -----------
SERVICES--0.33%
    124,900  Guangdong Investments Ltd. ..................      178,256
                                                            -----------
SHIPPING--0.61%
    148,000  Cosco Pacific Ltd............................      331,650
                                                            -----------
Total Hong Kong Common Stocks.............................    2,746,910
                                                            -----------
HUNGARY--1.71%
BUILDING MATERIALS/CONSTRUCTION--0.55%
      4,984  Pannonplast RT...............................      302,552
                                                            -----------
CHEMICALS--0.49%
      7,000  Borsodchem RT GDR............................      266,000
                                                            -----------

Managed Accounts Services Portfolio Trust

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------
COMMON STOCKS--(CONTINUED)
HUNGARY--(CONCLUDED)
PHARMACEUTICALS--0.67%
      3,750  Gedeon Richter RT GDR........................  $   365,625
                                                            -----------
Total Hungary Common Stocks...............................      934,177
                                                            -----------
INDIA--7.31%
BANKS--1.24%
     75,000  State Bank Of India..........................      678,666
                                                            -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.18%
      8,000  Bharat Heavy Electricals Ltd.................       95,644
                                                            -----------
ENGINEERING--0.14%
    116,000  Steel Authority of India Ltd. ...............       77,994
                                                            -----------
ENGINEERING, VEHICLES--0.52%
     23,000  Mahindra & Mahindra..........................      283,513
                                                            -----------
FOOD, BEVERAGE & TOBACCO--0.47%
     18,000  ITC Ltd......................................      259,700
                                                            -----------
OIL--2.01%
     20,000  Hindustan Petroleum Corp.....................      275,809
     64,000  Bharat Petroleum Corporation Ltd.............      827,007
                                                            -----------
                                                              1,102,816
                                                            -----------
PHARMACEUTICALS--0.26%
      8,000  Ranbaxy Laboratories Ltd.....................      142,877
                                                            -----------
TELECOMMUNICATIONS--1.61%
     97,000  Mahanagar Telephone Nigam Ltd. ..............      794,859
      3,000  Videsh Sanchar Nigam Ltd.....................       86,567
                                                            -----------
                                                                881,426
                                                            -----------
TEXTILES & APPAREL--0.48%
     26,000  Reliance Industries Ltd. ....................      260,219
                                                            -----------
TRANSPORTATION--0.40%
     20,000  Tata Engineering & Locomotive Company Ltd.
               GDR+.......................................      218,518
                                                            -----------
Total India Common Stocks.................................    4,001,373
                                                            -----------
INDONESIA--5.28%
BANKS--0.77%
    608,674  P.T. Bank Internasional Indonesia............      424,792
                                                            -----------
CONSTRUCTION--0.27%
     75,000  P.T. Semen Gresik............................      146,989
                                                            -----------
FOODS, BEVERAGES & TOBACCO--0.92%
     46,000  P.T. Gudang Garam............................      173,709
     17,000  P.T. Hanjaya Mandala Sampoerna...............       59,484
    130,600  P.T. Indofoods Sukses Makmur.................      272,187
                                                            -----------
                                                                505,380
                                                            -----------
REAL ESTATE--0.32%
    130,000  P.T. Jaya Real Property......................      173,996
                                                            -----------
TELECOMMUNICATIONS--1.48%
     32,000  P.T. Indosat.................................       97,285
     16,000  P.T. Telekomunikasi
               Indonesia ADR..............................      490,000
    145,000  P.T. Telekomunikasi Indonesia*...............      221,797
                                                            -----------
                                                                809,082
                                                            -----------
TRANSPORTATION EQUIPMENT--0.91%
    130,000  P.T. Astra International.....................      497,132
                                                            -----------
 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

INDONESIA--(CONCLUDED)

UTILITIES-ELECTRIC, GAS & WATER--0.61%
    264,000  P.T. London Sumatra..........................  $   335,679
                                                            -----------
Total Indonesia Common Stocks.............................    2,893,050
                                                            -----------
ISRAEL--2.67%
BANKS--0.27%
     43,800  Bank Leumi Le-Israel.........................       71,726
     20,000  Bank Leumi Le-Israel ADR.....................       74,878
                                                            -----------
                                                                146,604
                                                            -----------
PHARMACEUTICALS--0.63%
      6,200  Teva Pharmaceutical Industries Ltd., ADR.....      347,587
                                                            -----------
RETAIL--0.86%
      7,000  Blue Square-Israel Ltd. ADR..................      108,500
    101,600  Supersol Ltd.................................      363,170
                                                            -----------
                                                                471,670
                                                            -----------
TELECOMMUNICATIONS--0.91%
      8,700  ECI Telecommunications Ltd...................      283,837
     10,000  Tadiran Telecommunications Ltd...............      213,750
                                                            -----------
                                                                497,587
                                                            -----------
Total Israel Common Stocks................................    1,463,448
                                                            -----------
KOREA--5.57%
BANKS--1.44%
     14,400  Daewoo Securities............................      241,078
     14,317  Kookmin Bank GDR.............................      268,802
     14,920  Shinhan Bank.................................      168,982
      6,795  Kookmin Bank.................................      108,048
                                                            -----------
                                                                786,910
                                                            -----------
ELECTRICAL EQUIPMENT--1.39%
     16,000  L.G. Electronics Inc. .......................      316,404
      2,456  L.G. Information and Communications Ltd. ....      291,133
      1,454  Samsung Electronics Corp. ...................      151,620
                                                            -----------
                                                                759,157
                                                            -----------
METALS & MINING--0.91%
      4,650  Pohang Iron & Steel Co. Ltd..................      383,756
      4,000  Pohang Iron & Steel Co. Ltd. ADR.............      114,000
                                                            -----------
                                                                497,756
                                                            -----------
OIL--0.48%
      3,000  Ssangyong Oil Refining Co....................       61,348
      8,000  Yukong Ltd...................................      201,348
                                                            -----------
                                                                262,696
                                                            -----------
TELECOMMUNICATIONS--0.66%
        491  SK Telecom Company Ltd. .....................      364,940
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--0.69%
     13,000  Korea Electric Power Corp....................      379,775
                                                            -----------
Total Korea Common Stocks.................................    3,051,234
                                                            -----------
MAURITIUS--0.25%
FINANCIAL--0.25%
    250,000  State Bank of Mauritius Ltd. ................      139,567
                                                            -----------
MEXICO--11.73%
BUILDING & CONSTRUCTION--1.08%
     15,100  Bufete Industrial S.A. ADR*..................      302,000
     74,000  Consorico Ara S.A. de C.V. (1)...............      289,676
                                                            -----------
                                                                591,676
                                                            -----------
BUILDING MATERIALS--1.35%
    147,400  Cemex S.A. de C.V............................      739,168
                                                            -----------

                                       66
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------
COMMON STOCKS--(CONTINUED)
MEXICO--(CONCLUDED)
DIVERSIFIED INDUSTRIALS--2.12%
     55,000  Desc-Sociedad de Fomento Industrial, S.A. de
               C.V. Series B..............................  $   499,552
        440  Desc-Sociedad de Fomento Industrial, S.A. de
               C.V. Series C..............................        3,957
     47,400  Grupo Carso, S.A. de C.V. (Series A)*........      378,375
     36,000  San Luis Corporacion S.A. de C.V. ...........      279,084
                                                            -----------
                                                              1,160,968
                                                            -----------
FINANCIAL--0.57%
    423,000  Grupo Financiero Bancomer S.A. de C.V.*
               (1)........................................      312,772
                                                            -----------
FOOD, BEVERAGE & TOBACCO--1.57%
    107,700  Fomento Economico Mexicano S.A. de C.V.
               Series B*..................................      856,971
                                                            -----------
MATERIALS--0.56%
     69,000  Industrias Penoles S.A. de C.V. (1)..........      308,942
                                                            -----------
MEDIA--0.49%
      8,800  Grupo Televisa, S.A. de C.V. GDS.............      270,050
                                                            -----------
METALS--0.69%
     20,000  Tubos de Acero de Mexico S.A. de C.V. ADR*...      376,250
                                                            -----------
PAPER & RELATED PRODUCTS--0.57%
     66,750  Kimberly-Clark de Mexico S.A. de C.V.........      313,384
                                                            -----------
RETAILERS--1.21%
     34,491  Cifra S.A. de C.V. Series A..................       64,949
    346,000  Cifra S.A. de C.V. Series C*.................      597,544
                                                            -----------
                                                                662,493
                                                            -----------
TELECOMMUNICATIONS--1.52%
     15,000  Telefonos de Mexico, S.A. de C.V. ADR........      832,500
                                                            -----------
Total Mexico Common Stocks................................    6,425,174
                                                            -----------
PAKISTAN--0.27%
BANKS--0.03%
     17,000  Faysal Bank Ltd..............................       14,699
                                                            -----------
RETAIL--0.04%
      1,000  Lever Brothers Pakistan Ltd. ................       23,222
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--0.20%
     79,000  Hub Power Co. ...............................      110,754
                                                            -----------
Total Pakistan Common Stocks..............................      148,675
                                                            -----------
PERU--0.63%
BANKS--0.40%
     11,520  Credicorp Limited ADR........................      221,760
                                                            -----------
TELECOMMUNICATIONS--0.23%
      5,000  Telefonica Del Peru S.A. Class B ADS.........      123,438
                                                            -----------
Total Peru Common Stocks..................................      345,198
                                                            -----------
PHILIPPINES--4.43%
BANKS--0.84%
     24,250  Metropolitan Bank & Trust Co.................      460,339
                                                            -----------
 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

PHILIPPINES--(CONCLUDED)
DIVERSIFIED INDUSTRIALS--0.44%
     34,000  Benpres Holdings Corp. GDR*..................  $   238,000
                                                            -----------
FOOD, BEVERAGE & TOBACCO--0.19%
     44,000  San Miguel Corp. Class B (1).................       93,966
     26,000  Universal Robina Corp. ......................        8,725
                                                            -----------
                                                                102,691
                                                            -----------
OIL--0.19%
    503,000  Petron Corp. ................................      102,305
                                                            -----------
REAL ESTATE--1.15%
    744,350  Ayala Land Inc. Class B (1)..................      542,492
    233,000  C & P Homes Inc..............................       73,454
     88,000  Fil Estate Land Inc..........................       15,512
                                                            -----------
                                                                631,458
                                                            -----------
TELECOMMUNICATIONS--1.26%
     21,000  Philippine Long Distance Telephone (1).......      690,508
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--0.36%
     46,520  Manila Electric Co. Class B (1)..............      198,696
                                                            -----------
Total Philippines Common Stocks...........................    2,423,997
                                                            -----------
POLAND--1.75%
AUTO COMPONENTS--0.30%
     20,950  Stomil Olsztyn S.A. .........................      163,223
                                                            -----------
BANKS--0.25%
      7,760  Bank Rozwoju Eksportu S.A....................      137,712
                                                            -----------
BUILDING MATERIALS/CONSTRUCTION--0.35%
      5,600  Gorazdze S.A. ...............................      193,911
                                                            -----------
ELECTRICAL EQUIPMENT--0.43%
     30,700  Bydgoska Fabryka Kabli S.A...................      234,757
                                                            -----------
FOOD, BEVERAGE & TOBACCO--0.42%
      3,390  Zaklady Piwowarskie e Zywiec S.A. (Zywiec)...      228,902
                                                            -----------
Total Poland Common Stocks................................      958,505
                                                            -----------
PORTUGAL--3.01%
BUILDING MATERIALS/CONSTRUCTION--0.22%
      9,400  Engil Sociedad de Constreao Civil S.A........      118,921
                                                            -----------
FORESTRY/PAPER PRODUCTS--0.92%
     20,300  Semapa Sociedade de Investimento e Gestao,
               S.A. ......................................      503,161
                                                            -----------
RETAIL--0.67%
      6,000  Estabelecimentos Jeronimo Martins & Filho,
               Sociedade Gestorade Participacoes Sociais,
               S.A. ......................................      371,020
                                                            -----------
TELECOMMUNICATIONS--1.00%
      5,400  Portugal Telecom S.A. .......................      215,141
      4,220  Telecel-Comunicacaoes Pessoais, S.A..........      330,131
                                                            -----------
                                                                545,272
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--0.20%
      6,600  Electricidade De Portugal....................      111,816
                                                            -----------
Total Portugal Common Stocks..............................    1,650,190
                                                            -----------

                                       67
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

COMMON STOCKS--(CONCLUDED)
RUSSIA--1.04%
OIL--0.31%
      1,880  Lukoil Oil Co. ..............................  $   170,140
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--0.73%
     12,000  Gazprom ADR* (1).............................      205,800
      4,660  Unified Energy Systems.......................      193,390
                                                            -----------
                                                                399,190
                                                            -----------
Total Russia Common Stocks................................      569,330
                                                            -----------
SOUTH AFRICA--5.60%
BANKS, RETAIL--0.49%
     35,500  Amal Bank of South Africa....................      268,636
                                                            -----------
BREWERIES, PUBS, & RESTAURANTS--0.70%
     11,840  South African Breweries Ltd..................      380,590
                                                            -----------
DIVERSIFIED INDUSTRIALS--1.71%
      7,325  Anglo American Industrial Corp. of South
               Africa.....................................      324,003
     38,419  Barlow Ltd...................................      495,648
     84,700  Malbak Ltd...................................      117,537
                                                            -----------
                                                                937,188
                                                            -----------
MEDIA--0.15%
     14,750  Primedia Ltd.................................       80,274
                                                            -----------
OIL--0.71%
     74,000  Energy Africa Ltd............................      389,094
                                                            -----------
OIL EXPLORATION & PRODUCTION--0.81%
     37,060  Sasol Ltd. ..................................      443,965
                                                            -----------
PAPER, PACKAGING & PRINTING--0.37%
     50,000  Nampak.......................................      202,732
                                                            -----------
PHARMACEUTICALS--0.21%
     13,967  South African Druggists Ltd. ................      115,382
                                                            -----------
RETAIL--0.09%
      7,600  Pepkor Ltd...................................       49,024
                                                            -----------
RETAILERS, FOOD--0.19%
     15,499  Foodcorp Ltd. ...............................      103,674
                                                            -----------
RETAILERS, GENERAL--0.17%
     11,815  Ellerine Holdings............................       96,067
                                                            -----------
Total South Africa Common Stocks..........................    3,066,626
                                                            -----------
TAIWAN--5.93%
COMMERCE/INDUSTRIAL--0.53%
     15,500  Asustek Computer Inc.........................      287,138
                                                            -----------
CONSTRUCTION--0.63%
     23,650  Asia Cement Corp. GDR........................      347,064
                                                            -----------
ELECTRICAL APPLIANCES--1.18%
     16,000  Acer Inc. ...................................      282,000
     16,800  Siliconware Precision Industries Co. GDR*+...      365,400
                                                            -----------
                                                                647,400
                                                            -----------
HOLDING & OTHER INVESTMENT COMPANIES--1.39%
     37,000  R.O.C. Taiwan Fund*..........................      467,125
     12,000  Taiwan Fund Inc..............................      295,500
                                                            -----------
                                                                762,625
                                                            -----------
 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------
TAIWAN--(CONCLUDED)
METALS & MINING--1.11%
     26,400  China Steel Corp. GDS*.......................  $   607,200
                                                            -----------
MISCELLANEOUS MANUFACTURING--0.85%
     24,200  Teco Electric & Machinery Ltd. GDR (1).......      462,825
                                                            -----------
TRANSPORTATION EQUIPMENT--0.24%
      8,881  Evergreen Marine Corp. GDR*+.................      129,885
                                                            -----------
Total Taiwan Common Stocks................................    3,244,137
                                                            -----------
THAILAND--2.33%
CHEMICALS--0.02%
      2,000  Tipco Asphalt Co.............................        8,596
                                                            -----------
CONSTRUCTION--0.07%
      2,000  Siam Cement PLC .............................       40,408
                                                            -----------
METALS & MINING--0.39%
      5,800  Banpu Public Company Ltd.....................       76,424
      9,200  PTT Exploration & Production PLC.............      135,655
                                                            -----------
                                                                212,079
                                                            -----------
REAL ESTATE--0.21%
     57,000  Land and House Public Company Ltd............      116,235
                                                            -----------
TELECOMMUNICATIONS--0.75%
      3,000  Advanced Info Services PLC...................       21,459
     80,000  TelecomAsia Corporation PLC..................      110,431
     57,000  Total Access Communication Public Company
               Ltd........................................      279,300
                                                            -----------
                                                                411,190
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--0.60%
    112,500  Electricity Generating Public Company Ltd....      330,000
                                                            -----------
WHOLESALE--0.29%
     61,000  Siam Makro Public Company Ltd................      158,839
                                                            -----------
Total Thailand Common Stocks..............................    1,277,347
                                                            -----------
TURKEY--1.09%
FINANCIAL--0.18%
  3,200,000  Eczacibasi Yapi Gerecleri Sanayi ve Ticaret
               A.S........................................       99,025
                                                            -----------
RETAIL--0.44%
    379,904  Migros Turk T.A.S. ..........................      243,437
                                                            -----------
TELECOMMUNICATIONS--0.47%
    874,000  Northern Elektrik Telekomvaskayson A.S. .....      256,802
                                                            -----------
Total Turkey Common Stocks................................      599,264
                                                            -----------
VENEZUELA--0.89%
TELECOMMUNICATIONS--0.41%
      5,200  Compania Anonima Nacional Telecom de
               Venezuela (CANTV) ADR......................      224,900
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--0.48%
    160,000  Electricidad de Caracas......................      260,560
                                                            -----------
Total Venezuela Common Stocks.............................      485,460
                                                            -----------
ZIMBABWE--0.30%
EXTRACTIVE INDUSTRIES--0.30%
     64,300  Meikles Africa Ltd...........................      165,572
                                                            -----------
Total Common Stocks (cost--$37,121,627)...................   44,536,729
                                                            -----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------

PREFERRED STOCKS--13.15%
BRAZIL--13.15%
BANKS--1.15%
 36,300,000  Banco Bradesco S.A. .........................  $   393,855
  6,500,000  Unaio de Bancos Brasileiros S.A.
               (Unibanco).................................      240,025
                                                            -----------
                                                                633,880
                                                            -----------
DIVERSIFIED INDUSTRIALS--0.57%
    323,000  Itausa Investimentos Itau S.A. ..............      313,172
                                                            -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.62%
    377,885  Multibras S.A. Eletrodomesticos..............      341,962
                                                            -----------
ENGINEERING--0.43%
     20,050  Usinas Siderurgicas de Minas Gerais S.A.
               (Usiminas).................................      234,020
                                                            -----------
FOOD, BEVERAGE & TOBACCO--0.63%
    452,000  Cia Cervejaria Brahma........................      342,246
                                                            -----------
MINING & METALS--0.53%
     11,000  Companhia Vale do Rio Doce...................      288,471
                                                            -----------
OIL EXPLORATION & PRODUCTION--2.29%
  4,125,000  Petroleo Brasileiros S.A. (Petrobras)........    1,253,174
                                                            -----------
PAPER, PACKAGING & PRINTING--0.31%
    150,000  Klabin Fabricadora...........................      168,983
                                                            -----------
TELECOMMUNICATIONS--3.94%
  6,590,000  Telecomunicacoes Brasileiras S.A.
               (Telebras).................................      979,722
  2,087,155  Telecomunicacoes de Sao Paulo S.A.
               (Telesp)...................................      713,096
  2,907,478  Telecomunicacoes do Rio de Janeiro S.A.
               (Telerj) ..................................      463,124
                                                            -----------
                                                              2,155,942
                                                            -----------
UTILITIES-ELECTRIC, GAS & WATER--2.68%
  1,324,000  Centrais Electricas Brasileiras S.A.
               (Electrobras)..............................      782,455
 NUMBER OF
  SHARES                                                       VALUE
-----------                                                 -----------
BRAZIL--(CONCLUDED)
UTILITIES-ELECTRIC, GAS & WATER--(CONCLUDED)
  8,700,000  Companhia Energetica de Minas Gerais
               (CEMIG)....................................  $   490,050
     10,100  Companhia Paranaense de Energia..............      194,425
                                                            -----------
                                                              1,466,930
                                                            -----------
Total Brazil Preferred Stocks.............................    7,198,780
                                                            -----------
Total Preferred Stocks (cost--$4,675,365).................    7,198,780
                                                            -----------
MONEY MARKET FUNDS--6.92%
  1,588,906  Liquid Assets Portfolio**....................    1,588,906
  2,201,498  TempCash Portfolio**.........................    2,201,498
         21  TempFund Portfolio**.........................           21
                                                            -----------
Total Money Market Funds (cost--$3,790,425)...............    3,790,425
                                                            -----------
 NUMBER OF
 WARRANTS
-----------
WARRANTS--0.06%
INDONESIA--0.04%
BANKS--0.04%
     66,372  P.T. Bank Internasional Indonesia warrants
               expiring 01/17/00; exercise price
               IDR 800....................................       20,686
                                                            -----------
PORTUGAL--0.02%
RETAIL--0.02%
        500  Estabelecimentos Jeronimo Martins & Filho,
               Sociedada Gestorade Participacioes Sociais,
               S.A., warrant expiring 09/15/03; exercise
               price
               PTE 8,200..................................       11,829
                                                            -----------
Total Warrants (cost--$13,855)............................       32,515
                                                            -----------

 PRINCIPAL
   AMOUNT                                                                         MATURITY    INTEREST
   (000)                                                                            DATES       RATES
------------                                                                      ---------  -----------

CONVERTIBLE BOND--0.52%
TAIWAN--0.52%
ELECTRONICS--0.52%
       $ 200  Delta Electronic (cost--$200,000).................................   03/06/04       0.500%      288,000
                                                                                                          -----------
REPURCHASE AGREEMENT--5.98%
       3,274  Repurchase Agreement dated 07/31/97 with State Street Bank & Trust
               Company, collateralized by $3,339,574 U.S. Treasury Bills, 7.250%
               due 02/15/98, proceeds: $3,274,455 (cost--$3,274,000)............   08/01/97       5.000     3,274,000
                                                                                                          -----------
Total Investments (cost--$49,075,272)--107.96%..................................                           59,120,449
Liabilities in excess of other assets--(7.96)%..................................                           (4,361,116)
                                                                                                          -----------
Net Assets--100.00%.............................................................                          $54,759,333
                                                                                                          -----------
                                                                                                          -----------

---------------
*    Non-income producing securities
** Entire or partial amount represents investments of cash collateral for securities loaned.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR American Depositary Receipt
ADS American Depositary Shares
GDR Global Depositary Receipt
GDS Global Depositary Shares
IDR Indonesia Rupiah
PTE Portuguese Escudo
(1)   Security, or a portion thereof, was on loan at July 31, 1997.

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1997
--------------------------------------------------------------------------------

                                                                       PACE
                                                                    GOVERNMENT         PACE           PACE
                                                        PACE        SECURITIES     INTERMEDIATE    STRATEGIC
                                                    MONEY MARKET   FIXED INCOME    FIXED INCOME   FIXED INCOME
                                                    INVESTMENTS     INVESTMENTS    INVESTMENTS    INVESTMENTS
                                                    ------------   -------------   ------------   ------------
ASSETS
  Investments, at value (cost--$16,118,853;
   $114,162,991; $66,443,469; $78,247,204;
   $32,701,436; $60,823,210; $147,425,777;
   $123,737,697; $102,317,318; $99,944,265;
   $80,204,517 and $45,801,272 respectively)......  $16,118,853    $116,042,057    $67,198,468    $79,687,214
  Repurchase agreements, at value (cost--$0;
   $337,000; $1,679,000; $756,000; $0;
   $11,707,000; $7,537,000; $6,933,000;
   $7,535,000; $12,147,000; $8,978,000 and
   $3,274,000 respectively).......................           --         337,000      1,679,000        756,000
                                                    ------------   -------------   ------------   ------------
                                                     16,118,853     116,379,057     68,877,468     80,443,214

  Cash (including cash denominated in foreign
   currencies)....................................        1,947              --         49,012          1,382
  Receivable for investments sold.................           --      10,269,500             --      2,972,812
  Receivable for shares of beneficial interest
   sold...........................................       41,768         172,168         92,540        123,016
  Receivable from investment adviser..............       10,741              --             --             --
  Unrealized appreciation of forward foreign
   currency contracts.............................           --              --             --             --
  Dividends and interest receivable...............      119,120         721,159        977,653        450,182
  Deferred organizational costs...................       58,017          58,017         58,017         58,017
  Other assets....................................        4,633          14,666         12,205         70,213
                                                    ------------   -------------   ------------   ------------
  Total assets....................................   16,355,079     127,614,567     70,066,895     84,118,836
                                                    ------------   -------------   ------------   ------------

LIABILITIES
  Payable for shares of beneficial interest
   repurchased....................................       63,139          26,626         29,973         12,764
  Dividends payable...............................       34,619              --             --             --
  Payable for investments purchased...............      100,000      25,882,188      1,516,095      8,785,000
  Collateral for securities loaned................           --              --      1,609,500             --
  Outstanding options written.....................           --              --             --            875
  Unrealized depreciation of forward foreign
   currency contracts.............................           --              --             --             --
  Payable to investment adviser...................           --          50,607         29,656         34,044
  Accrued expenses and other liabilities..........       87,263          49,277        131,066        111,669
                                                    ------------   -------------   ------------   ------------
  Total liabilities...............................      285,021      26,008,698      3,316,290      8,944,352
                                                    ------------   -------------   ------------   ------------

NET ASSETS
  Beneficial interest shares of $0.001 par value
   outstanding-- 16,070,058; 8,054,803; 5,457,914;
   5,766,301; 2,706,463; 4,952,869; 9,029,004;
   8,316,595; 7,710,181; 8,699,607; 6,575,365 and
   3,509,170 respectively (unlimited number
   authorized)....................................   16,070,058      98,564,522     66,038,165     72,757,961
  Accumulated net investment income (loss)........           --         494,489        300,192        326,087
  Accumulated net realized gains (losses) from
   investment, future and option transactions.....           --         667,792       (331,907)        94,999
  Net unrealized appreciation (depreciation) of
   investments, futures, options and other assets
   and liabilities denominated in foreign
   currencies.....................................           --       1,879,066        744,155      1,995,437
                                                    ------------   -------------   ------------   ------------
  Net assets......................................  $16,070,058    $101,605,869    $66,750,605    $75,174,484
                                                    ------------   -------------   ------------   ------------
                                                    ------------   -------------   ------------   ------------
Net asset value, offering price and redemption
 value per share..................................        $1.00          $12.61         $12.23         $13.04
                                                    ------------   -------------   ------------   ------------
                                                    ------------   -------------   ------------   ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          PACE             PACE             PACE             PACE
                                                        MUNICIPAL      GLOBAL FIXED     LARGE COMPANY    LARGE COMPANY
                                                      FIXED INCOME        INCOME        VALUE EQUITY     GROWTH EQUITY
                                                       INVESTMENTS      INVESTMENTS      INVESTMENTS      INVESTMENTS
                                                      -------------    -------------    -------------    -------------
ASSETS
  Investments, at value (cost--$16,118,853;
   $114,162,991; $66,443,469; $78,247,204;
   $32,701,436; $60,823,210; $147,425,777;
   $123,737,697; $102,317,318; $99,944,265;
   $80,204,517 and $45,801,272 respectively)......    $ 33,621,928     $ 61,179,894     $186,484,100     $164,531,271
  Repurchase agreements, at value (cost--$0;
   $337,000; $1,679,000; $756,000; $0;
   $11,707,000; $7,537,000; $6,933,000;
   $7,535,000; $12,147,000; $8,978,000 and
   $3,274,000 respectively).......................              --       11,707,000        7,537,000        6,933,000
                                                      -------------    -------------    -------------    -------------
                                                        33,621,928       72,886,894      194,021,100      171,464,271

  Cash (including cash denominated in foreign
   currencies)....................................       1,361,036        3,357,094               --              803
  Receivable for investments sold.................              --          300,159          571,496        2,625,143
  Receivable for shares of beneficial interest
   sold...........................................         104,983           83,143          240,030          232,191
  Receivable from investment adviser..............              --               --               --               --
  Unrealized appreciation of forward foreign
   currency contracts.............................              --        1,049,211               --               --
  Dividends and interest receivable...............         446,472        1,199,273          153,704           78,978
  Deferred organizational costs...................          58,017           58,017           58,017           58,017
  Other assets....................................          11,589           65,503           17,259           14,219
                                                      -------------    -------------    -------------    -------------
  Total assets....................................      35,604,025       78,999,294      195,061,606      174,473,622
                                                      -------------    -------------    -------------    -------------

LIABILITIES
  Payable for shares of beneficial interest
   repurchased....................................             691           14,925           36,368           28,645
  Dividends payable...............................              --               --               --               --
  Payable for investments purchased...............       1,195,507        2,809,399          581,910        2,815,184
  Collateral for securities loaned................              --       14,369,286       13,329,180       11,149,000
  Outstanding options written.....................              --               --               --               --
  Unrealized depreciation of forward foreign
   currency contracts.............................              --        1,364,986               --               --
  Payable to investment adviser...................           8,867           22,892          115,102           99,215
  Accrued expenses and other liabilities..........         106,820          138,594          192,486           47,716
                                                      -------------    -------------    -------------    -------------
  Total liabilities...............................       1,311,885       18,720,082       14,255,046       14,139,760
                                                      -------------    -------------    -------------    -------------

NET ASSETS
  Beneficial interest shares of $0.001 par value
   outstanding--16,070,058; 8,054,803; 5,457,914;
   5,766,301; 2,706,463; 4,952,869; 9,029,004;
   8,316,595; 7,710,181; 8,699,607; 6,575,365 and
   3,509,170 respectively (unlimited number
   authorized)....................................      33,408,576       60,806,109      130,939,418      116,986,317
  Accumulated net investment income (loss)........         117,975         (505,861)         650,133           90,317
  Accumulated net realized gains (losses) from
   investment, future and option transactions.....        (154,903)          38,434        9,954,812        2,463,654
  Net unrealized appreciation (depreciation) of
   investments, futures, options and other assets
   and liabilities denominated in foreign
   currencies.....................................         920,492          (59,470)      39,262,197       40,793,574
                                                      -------------    -------------    -------------    -------------
  Net assets......................................    $ 34,292,140     $ 60,279,212     $180,806,560     $160,333,862
                                                      -------------    -------------    -------------    -------------
                                                      -------------    -------------    -------------    -------------
Net asset value, offering price and redemption
value per share...................................          $12.67           $12.17           $20.03           $19.28
                                                      -------------    -------------    -------------    -------------
                                                      -------------    -------------    -------------    -------------

                                                                                                             PACE
                                                          PACE             PACE                          INTERNATIONAL
                                                      SMALL/MEDIUM     SMALL/MEDIUM         PACE           EMERGING
                                                      COMPANY VALUE       COMPANY       INTERNATIONAL       MARKETS
                                                         EQUITY        GROWTH EQUITY       EQUITY           EQUITY
                                                       INVESTMENTS      INVESTMENTS      INVESTMENTS      INVESTMENTS
                                                      -------------    -------------    -------------    -------------
ASSETS
  Investments, at value (cost--$16,118,853;
   $114,162,991; $66,443,469; $78,247,204;
   $32,701,436; $60,823,210; $147,425,777;
   $123,737,697; $102,317,318; $99,944,265;
   $80,204,517 and $45,801,272 respectively)......    $130,021,143     $117,074,743     $ 94,918,956     $ 55,846,449
  Repurchase agreements, at value (cost--$0;
   $337,000; $1,679,000; $756,000; $0;
   $11,707,000; $7,537,000; $6,933,000;
   $7,535,000; $12,147,000; $8,978,000 and
   $3,274,000 respectively).......................       7,535,000       12,147,000        8,978,000        3,274,000
                                                      -------------    -------------    -------------    -------------
                                                       137,556,143      129,221,743      103,896,956       59,120,449
  Cash (including cash denominated in foreign
   currencies)....................................             168           74,717          190,521          130,938
  Receivable for investments sold.................         706,019        4,067,053          514,164          166,591
  Receivable for shares of beneficial interest
   sold...........................................         173,005          183,185          173,367           84,238
  Receivable from investment adviser..............              --               --               --               --
  Unrealized appreciation of forward foreign
   currency contracts.............................              --               --               --               --
  Dividends and interest receivable...............         124,719           36,652          145,872          168,101
  Deferred organizational costs...................          58,017           58,017           58,017           58,017
  Other assets....................................          11,402           11,785          140,929            6,067
                                                      -------------    -------------    -------------    -------------
  Total assets....................................     138,629,473      133,653,152      105,119,826       59,734,401
                                                      -------------    -------------    -------------    -------------
LIABILITIES
  Payable for shares of beneficial interest
   repurchased....................................          26,196           25,353           15,150            9,839
  Dividends payable...............................              --               --               --               --
  Payable for investments purchased...............       1,730,086        1,547,265          607,899          801,897
  Collateral for securities loaned................       1,604,400        6,334,700        1,329,350        3,790,425
  Outstanding options written.....................              --               --               --               --
  Unrealized depreciation of forward foreign
   currency contracts.............................              --               --               --               --
  Payable to investment adviser...................          82,632           76,330           75,870           31,032
  Accrued expenses and other liabilities..........         139,077           60,879          112,511          341,875
                                                      -------------    -------------    -------------    -------------
  Total liabilities...............................       3,582,391        8,044,527        2,140,780        4,975,068
                                                      -------------    -------------    -------------    -------------
NET ASSETS
  Beneficial interest shares of $0.001 par value
   outstanding--16,070,058; 8,054,803; 5,457,914;
   5,766,301; 2,706,463; 4,952,869; 9,029,004;
   8,316,595; 7,710,181; 8,699,607; 6,575,365 and
   3,509,170 respectively (unlimited number
   authorized)....................................      99,100,880      105,611,963       86,022,156       44,940,716
  Accumulated net investment income (loss)........         652,375            1,131        1,151,662          169,054
  Accumulated net realized gains (losses) from
   investment, future and option transactions.....       7,590,002        2,865,053        1,098,392         (173,642)
  Net unrealized appreciation (depreciation) of
   investments, futures, options and other assets
   and liabilities denominated in foreign
   currencies.....................................      27,703,825       17,130,478       14,706,836        9,823,205
                                                      -------------    -------------    -------------    -------------
  Net assets......................................    $135,047,082     $125,608,625     $102,979,046     $ 54,759,333
                                                      -------------    -------------    -------------    -------------
                                                      -------------    -------------    -------------    -------------
Net asset value, offering price and redemption
value per share...................................          $17.52           $14.44           $15.66           $15.60
                                                      -------------    -------------    -------------    -------------
                                                      -------------    -------------    -------------    -------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the Year Ended July 31, 1997
--------------------------------------------------------------------------------

                                                             PACE
                                                          GOVERNMENT       PACE          PACE
                                              PACE        SECURITIES   INTERMEDIATE   STRATEGIC
                                          MONEY MARKET   FIXED INCOME  FIXED INCOME  FIXED INCOME
                                           INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
                                          -------------  ------------  ------------  ------------
INVESTMENT INCOME:
  Interest (net of foreign withholding
   taxes, if any).......................    $ 735,352     $5,555,160    $3,477,561    $3,680,541
  Dividends (net of foreign withholding
   taxes, if any).......................           --             --            --            --
                                          -------------  ------------  ------------  ------------
                                              735,352      5,555,160     3,477,561     3,680,541
                                          -------------  ------------  ------------  ------------
EXPENSES:
  Investment advisory and administration
   fees.................................       46,463        555,050       318,727       409,105
  Interest expense......................           --        565,869            --            --
  Transfer agency fees and expenses.....       79,395         49,698        33,158        49,503
  Trustees' fees........................       30,000         30,000        30,000        30,000
  Federal and state registration fees...       25,420         12,066        23,152        22,445
  Legal and audit.......................       23,873         35,957        33,965        35,922
  Amortization of organizational
   expenses.............................       18,980         18,980        18,980        18,980
  Reports and notices to shareholders...       13,895         21,031        26,554        33,580
  Custody and accounting................        1,321         48,562        32,775        35,999
  Other expenses........................       11,597         10,384        10,135         4,982
                                          -------------  ------------  ------------  ------------
                                              250,944      1,347,597       527,446       640,516
  Less: Fee waivers and expense
        reimbursements
        from investment adviser.........     (184,599)      (107,156)      (76,200)     (143,533)
                                          -------------  ------------  ------------  ------------
  Net expenses..........................       66,345      1,240,441       451,246       496,983
                                          -------------  ------------  ------------  ------------
  Net investment income (loss)..........      669,007      4,314,719     3,026,315     3,183,558
                                          -------------  ------------  ------------  ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
 FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................          360      1,571,072      (272,058)      804,905
    Foreign currency transactions.......           --             --        (2,307)           --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....           --      2,036,731     1,470,929     2,393,323
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................           --            (10)      (11,478)           47
                                          -------------  ------------  ------------  ------------
  Net realized and unrealized gains
   (losses) from investment
   transactions.........................          360      3,607,793     1,185,086     3,198,275
                                          -------------  ------------  ------------  ------------
  Net increase in net assets resulting
   from operations......................    $ 669,367     $7,922,512    $4,211,401    $6,381,833
                                          -------------  ------------  ------------  ------------
                                          -------------  ------------  ------------  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                          PACE           PACE
                                              PACE          PACE           PACE            PACE       SMALL/MEDIUM   SMALL/MEDIUM
                                           MUNICIPAL    GLOBAL FIXED  LARGE COMPANY   LARGE COMPANY   COMPANY VALUE     COMPANY
                                          FIXED INCOME     INCOME      VALUE EQUITY   GROWTH EQUITY      EQUITY      GROWTH EQUITY
                                          INVESTMENTS   INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          ------------  ------------  --------------  --------------  -------------  -------------
INVESTMENT INCOME:
  Interest (net of foreign withholding
   taxes, if any).......................   $1,416,734    $3,070,303    $    178,098    $    190,141    $   287,534    $   551,757
  Dividends (net of foreign withholding
   taxes, if any).......................           --            --       2,100,154       1,147,535      1,620,002        160,977
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                            1,416,734     3,070,303       2,278,252       1,337,676      1,907,536        712,734
                                          ------------  ------------  --------------  --------------  -------------  -------------
EXPENSES:
  Investment advisory and administration
   fees.................................      143,239       389,067       1,004,307         875,877        765,902        719,564
  Interest expense......................           --            --              --              --             --             --
  Transfer agency fees and expenses.....       26,685        52,011          77,586          68,636         71,150         66,713
  Trustees' fees........................       30,000        30,000          30,000          30,000         30,000         30,000
  Federal and state registration fees...       22,617        11,314          22,174          16,853         23,100         25,011
  Legal and audit.......................       46,939        26,865          59,305          37,710         49,030         30,027
  Amortization of organizational
   expenses.............................       18,980        18,980          18,980          18,980         18,980         18,980
  Reports and notices to shareholders...       26,044        16,737          29,712          26,717         36,489         23,927
  Custody and accounting................       15,172        74,051          76,959          67,744         57,472         55,768
  Other expenses........................        4,647        10,566          18,571           3,704         18,300          1,362
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                              334,323       629,591       1,337,594       1,146,221      1,070,423        971,352
  Less: Fee waivers and expense
       reimbursements
        from                                 (131,476)     (167,565)        (82,199)        (50,644)      (126,324)       (71,349)
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Net expenses..........................      202,847       462,026       1,255,395       1,095,577        944,099        900,003
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Net investment income (loss)..........    1,213,887     2,608,277       1,022,857         242,099        963,437       (187,269)
                                          ------------  ------------  --------------  --------------  -------------  -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................     (117,168)      477,828      12,582,167       3,415,324      8,345,595      4,458,445
    Foreign currency transactions.......           --      (987,759)             --              --             --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....      850,557         1,234      38,091,574      38,776,128     28,544,660     19,755,079
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................           --      (444,856)            186              --             --             --
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Net realized and unrealized gains
   (losses) from investment
   transactions.........................      733,389      (953,553)     50,673,927      42,191,452     36,890,255     24,213,524
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Net increase in net assets resulting
   from operations......................   $1,947,276    $1,654,724    $ 51,696,784    $ 42,433,551    $37,853,692    $24,026,255
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                          ------------  ------------  --------------  --------------  -------------  -------------

                                                              PACE
                                              PACE        INTERNATIONAL
                                          INTERNATIONAL EMERGING MARKETS
                                             EQUITY          EQUITY
                                          INVESTMENTS      INVESTMENTS
                                          ------------  -----------------
INVESTMENT INCOME:
  Interest (net of foreign withholding
   taxes, if any).......................   $  301,690      $   104,213
  Dividends (net of foreign withholding
   taxes, if any).......................    1,314,661          706,093
                                          ------------  -----------------
                                            1,616,351          810,306
                                          ------------  -----------------
EXPENSES:
  Investment advisory and administration
   fees.................................      632,415          417,803
  Interest expense......................           --               --
  Transfer agency fees and expenses.....       65,616           62,602
  Trustees' fees........................       30,000           30,000
  Federal and state registration fees...       27,226           10,143
  Legal and audit.......................       35,621           66,239
  Amortization of organizational
   expenses.............................       18,980           18,980
  Reports and notices to shareholders...       25,409           45,268
  Custody and accounting................      105,937          138,187
  Other expenses........................        6,683            5,574
                                          ------------  -----------------
                                              947,887          794,796
  Less: Fee waivers and expense
       reimbursements
        from                                   (1,629)        (225,031)
                                          ------------  -----------------
  Net expenses..........................      946,258          569,765
                                          ------------  -----------------
  Net investment income (loss)..........      670,093          240,541
                                          ------------  -----------------
REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................    1,296,752          (17,754)
    Foreign currency transactions.......      597,617          (46,206)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....   14,945,764        9,730,201
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................     (201,997)        (209,093)
                                          ------------  -----------------
  Net realized and unrealized gains
   (losses) from investment
   transactions.........................   16,638,136        9,457,148
                                          ------------  -----------------
  Net increase in net assets resulting
   from operations......................   $17,308,229     $ 9,697,689
                                          ------------  -----------------
                                          ------------  -----------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              PACE
                                                               PACE                  GOVERNMENT SECURITIES
                                                     MONEY MARKET INVESTMENTS       FIXED INCOME INVESTMENTS
                                                    ---------------------------   ----------------------------
                                                      FOR THE        FOR THE                        FOR THE
                                                        YEAR          PERIOD         FOR THE         PERIOD
                                                       ENDED          ENDED           YEAR           ENDED
                                                      JULY 31,       JULY 31,         ENDED         JULY 31,
                                                        1997          1996+       JULY 31, 1997      1996+
                                                    ------------   ------------   -------------   ------------
FROM OPERATIONS:
  Net investment income...........................  $   669,007    $   281,529    $  4,314,719    $ 1,585,960
  Net realized gains (losses) from:
    Investment, future and option transactions....          360            259       1,571,072       (544,963)
    Foreign currency transactions.................           --             --              --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options..............           --             --       2,036,731       (157,655)
    Other assets, liabilities and forward
     contracts denominated in foreign
     currencies...................................           --             --             (10)            --
                                                    ------------   ------------   -------------   ------------
  Net increase in net assets resulting from
   operations.....................................      669,367        281,788       7,922,512        883,342
                                                    ------------   ------------   -------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................     (669,007)      (281,529)     (4,069,911)    (1,336,279)
  Net realized gains from investment
   transactions...................................         (619)            --        (336,399)       (21,918)
                                                    ------------   ------------   -------------   ------------
                                                       (669,626)      (281,529)     (4,406,310)    (1,358,197)
                                                    ------------   ------------   -------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares............   14,140,218     13,137,911      51,021,900     64,648,903
  Cost of shares repurchased......................   (8,937,847)    (3,184,468)    (16,027,909)    (6,772,705)
  Proceeds from dividends reinvested..............      646,822        255,422       4,343,399      1,342,934
                                                    ------------   ------------   -------------   ------------
  Net increase in net assets derived from
   beneficial
   interest transactions..........................    5,849,193     10,208,865      39,337,390     59,219,132
                                                    ------------   ------------   -------------   ------------
  Net increase in net assets......................    5,848,934     10,209,124      42,853,592     58,744,277

NET ASSETS:
  Beginning of period.............................   10,221,124         12,000      58,752,277          8,000
                                                    ------------   ------------   -------------   ------------
  End of period...................................  $16,070,058    $10,221,124    $101,605,869    $58,752,277
                                                    ------------   ------------   -------------   ------------
                                                    ------------   ------------   -------------   ------------
  Undistributed net investment income.............  $        --    $        --    $    494,489    $   249,681
                                                    ------------   ------------   -------------   ------------
                                                    ------------   ------------   -------------   ------------

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               PACE                          PACE
                                                     INTERMEDIATE FIXED INCOME      STRATEGIC FIXED INCOME
                                                            INVESTMENTS                   INVESTMENTS
                                                    ---------------------------   ---------------------------
                                                      FOR THE        FOR THE        FOR THE        FOR THE
                                                        YEAR          PERIOD          YEAR          PERIOD
                                                       ENDED          ENDED          ENDED          ENDED
                                                      JULY 31,       JULY 31,       JULY 31,       JULY 31,
                                                        1997          1996+           1997          1996+
                                                    ------------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income...........................  $ 3,026,315    $ 1,281,154    $ 3,183,558    $ 1,287,189
  Net realized gains (losses) from:
    Investment, future and option transactions....     (272,058)       (59,871)       804,905       (265,689)
    Foreign currency transactions.................       (2,307)            --             --           (101)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options..............    1,470,929       (715,930)     2,393,323       (397,886)
    Other assets, liabilities and forward
     contracts denominated in foreign
     currencies...................................      (11,478)           634             47            (47)
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets resulting from
   operations.....................................    4,211,401        505,987      6,381,833        623,466
                                                    ------------   ------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................   (2,918,801)    (1,084,542)    (3,066,213)    (1,073,318)
  Net realized gains from investment
   transactions...................................           --         (1,605)      (433,240)       (16,005)
                                                    ------------   ------------   ------------   ------------
                                                     (2,918,801)    (1,086,147)    (3,499,453)    (1,089,323)
                                                    ------------   ------------   ------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares............   34,600,315     46,296,354     38,094,747     46,496,942
  Cost of shares repurchased......................  (13,278,515)    (5,521,723)   (11,807,997)    (4,565,887)
  Proceeds from dividends reinvested..............    2,863,582      1,070,152      3,455,539      1,076,617
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets derived from
   beneficial
   interest transactions..........................   24,185,382     41,844,783     29,742,289     43,007,672
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets......................   25,477,982     41,264,623     32,624,669     42,541,815

NET ASSETS:
  Beginning of period.............................   41,272,623          8,000     42,549,815          8,000
                                                    ------------   ------------   ------------   ------------
  End of period...................................  $66,750,605    $41,272,623    $75,174,484    $42,549,815
                                                    ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------
  Undistributed net investment income.............  $   300,192    $   195,940    $   326,087    $   208,742
                                                    ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------


                                                               PACE                          PACE
                                                      MUNICIPAL FIXED INCOME          GLOBAL FIXED INCOME
                                                            INVESTMENTS                   INVESTMENTS
                                                    ---------------------------   ---------------------------
                                                      FOR THE        FOR THE        FOR THE        FOR THE
                                                        YEAR          PERIOD          YEAR          PERIOD
                                                       ENDED          ENDED          ENDED          ENDED
                                                      JULY 31,       JULY 31,       JULY 31,       JULY 31,
                                                        1997          1996+           1997          1996+
                                                    ------------   ------------   ------------   ------------
FROM OPERATIONS:
  Net investment income...........................  $ 1,213,887    $   475,157    $ 2,608,277    $ 1,159,866
  Net realized gains (losses) from:
    Investment, future and option transactions....     (117,168)        21,457        990,587       (109,897)
    Foreign currency transactions.................           --             --     (1,500,518)      (333,354)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options..............      850,557         69,935          1,235        355,450
    Other assets, liabilities and forward
     contracts denominated in foreign
     currencies...................................           --             --       (444,857)        28,702
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets resulting from
   operations.....................................    1,947,276        566,549      1,654,724      1,100,767
                                                    ------------   ------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................   (1,168,430)      (401,342)    (2,001,376)      (954,517)
  Net realized gains from investment
   transactions...................................      (58,851)        (1,638)      (320,299)        (6,196)
                                                    ------------   ------------   ------------   ------------
                                                     (1,227,281)      (402,980)    (2,321,675)      (960,713)
                                                    ------------   ------------   ------------   ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares............   19,365,469     18,980,590     30,873,266     45,114,536
  Cost of shares repurchased......................   (4,749,932)    (1,780,463)   (10,515,151)    (7,920,148)
  Proceeds from dividends reinvested..............    1,191,557        393,355      2,292,365        953,241
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets derived from
   beneficial
   interest transactions..........................   15,807,094     17,593,482     22,650,480     38,147,629
                                                    ------------   ------------   ------------   ------------
  Net increase in net assets......................   16,527,089     17,757,051     21,983,529     38,287,683
NET ASSETS:
  Beginning of period.............................   17,765,051          8,000     38,295,683          8,000
                                                    ------------   ------------   ------------   ------------
  End of period...................................  $34,292,140    $17,765,051    $60,279,212    $38,295,683
                                                    ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------
  Undistributed net investment income.............  $   117,975    $    73,816    $        --    $        --
                                                    ------------   ------------   ------------   ------------
                                                    ------------   ------------   ------------   ------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                PACE                            PACE
                                                         LARGE COMPANY VALUE            LARGE COMPANY GROWTH
                                                         EQUITY INVESTMENTS              EQUITY INVESTMENTS
                                                    -----------------------------   -----------------------------
                                                                       FOR THE                         FOR THE
                                                       FOR THE         PERIOD          FOR THE         PERIOD
                                                        YEAR            ENDED           YEAR            ENDED
                                                        ENDED         JULY 31,          ENDED         JULY 31,
                                                    JULY 31, 1997       1996+       JULY 31, 1997       1996+
                                                    -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)....................  $  1,022,857    $    534,255    $    242,099    $    115,980
  Net realized gains (losses) from:
    Investment, future and option transactions....    12,582,167       2,023,865       3,415,324        (951,670)
    Foreign currency transactions.................            --              --              --              --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options..............    38,091,574       1,170,464      38,776,128       2,017,446
    Other assets, liabilities and forward
     contracts denominated in foreign
     currencies...................................           186             (27)             --              --
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
   from operations................................    51,696,784       3,728,557      42,433,551       1,181,756
                                                    -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................      (775,005)       (131,974)       (226,897)        (40,865)
  Net realized gains from investment
   transactions...................................    (4,599,545)        (51,675)             --              --
                                                    -------------   -------------   -------------   -------------
                                                      (5,374,550)       (183,649)       (226,897)        (40,865)
                                                    -------------   -------------   -------------   -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares............    76,627,397      86,420,710      71,324,987      74,971,178
  Cost of shares repurchased......................   (28,358,191)     (9,259,029)    (22,670,755)     (6,912,342)
  Proceeds from dividends reinvested..............     5,318,346         182,185         224,739          40,510
                                                    -------------   -------------   -------------   -------------
  Net increase in net assets derived from
   beneficial
   interest transactions..........................    53,587,552      77,343,866      48,878,971      68,099,346
                                                    -------------   -------------   -------------   -------------
  Net increase in net assets......................    99,909,786      80,888,774      91,085,625      69,240,237
NET ASSETS:
  Beginning of period.............................    80,896,774           8,000      69,248,237           8,000
                                                    -------------   -------------   -------------   -------------
  End of period...................................  $180,806,560    $ 80,896,774    $160,333,862    $ 69,248,237
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------
  Undistributed net investment income.............  $    650,133    $    402,281    $     90,317    $     75,115
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                PACE                            PACE
                                                        SMALL/MEDIUM COMPANY         SMALL/MEDIUM COMPANY GROWTH
                                                      VALUE EQUITY INVESTMENTS           EQUITY INVESTMENTS
                                                    -----------------------------   -----------------------------
                                                                       FOR THE                         FOR THE
                                                       FOR THE         PERIOD          FOR THE         PERIOD
                                                        YEAR            ENDED           YEAR            ENDED
                                                        ENDED         JULY 31,          ENDED         JULY 31,
                                                    JULY 31, 1997       1996+       JULY 31, 1997       1996+
                                                    -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)....................  $    963,437    $    402,412    $   (187,269)   $    (55,641)
  Net realized gains (losses) from:
    Investment, future and option transactions....     8,345,595       1,375,163       4,458,445      (1,406,123)
    Foreign currency transactions.................            --              --              --              --
  Net change in unrealized appreciation/
   depreciation of:
    Investments, futures and options..............    28,544,660        (840,835)     19,755,079      (2,624,601)
    Other assets, liabilities and forward
     contracts denominated in foreign
     currencies...................................            --              --              --              --
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
   from operations................................    37,853,692         936,740      24,026,255      (4,086,365)
                                                    -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................      (607,087)       (106,387)             --         (43,687)
  Net realized gains from investment
   transactions...................................    (2,130,756)             --              --              --
                                                    -------------   -------------   -------------   -------------
                                                      (2,737,843)       (106,387)             --         (43,687)
                                                    -------------   -------------   -------------   -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares............    53,611,026      76,414,917      56,184,647      81,509,326
  Cost of shares repurchased......................   (20,290,061)    (13,464,534)    (17,966,629)    (14,066,285)
  Proceeds from dividends reinvested..............     2,715,942         105,590              --          43,363
                                                    -------------   -------------   -------------   -------------
  Net increase in net assets derived from
   beneficial
   interest transactions..........................    36,036,907      63,055,973      38,218,018      67,486,404
                                                    -------------   -------------   -------------   -------------
  Net increase in net assets......................    71,152,756      63,886,326      62,244,273      63,356,352
NET ASSETS:
  Beginning of period.............................    63,894,326           8,000      63,364,352           8,000
                                                    -------------   -------------   -------------   -------------
  End of period...................................  $135,047,082    $ 63,894,326    $125,608,625    $ 63,364,352
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------
  Undistributed net investment income.............  $    652,375    $    296,025    $      1,131    $      1,131
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

                                                                PACE                            PACE
                                                        INTERNATIONAL EQUITY           INTERNATIONAL EMERGING
                                                             INVESTMENTS             MARKETS EQUITY INVESTMENTS
                                                    -----------------------------   -----------------------------
                                                                       FOR THE                         FOR THE
                                                       FOR THE         PERIOD          FOR THE         PERIOD
                                                        YEAR            ENDED           YEAR            ENDED
                                                        ENDED         JULY 31,          ENDED         JULY 31,
                                                    JULY 31, 1997       1996+       JULY 31, 1997       1996+
                                                    -------------   -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income (loss)....................  $    670,093    $    286,456    $    240,541    $    129,072
  Net realized gains (losses) from:
    Investment, future and option transactions....     1,296,752         348,907         (17,754)       (155,888)
    Foreign currency transactions.................       597,617          65,353         (46,206)        (33,045)
  Net change in unrealized appreciation/
   depreciation of:
    Investments, futures and options..............    14,945,764        (231,325)      9,730,201         314,976
    Other assets, liabilities and forward
     contracts denominated in foreign
     currencies...................................      (201,997)        194,394        (209,093)        (12,879)
                                                    -------------   -------------   -------------   -------------
  Net increase (decrease) in net assets resulting
   from operations................................    17,308,229         663,785       9,697,689         242,236
                                                    -------------   -------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................      (592,454)        (66,880)       (106,808)        (14,500)
  Net realized gains from investment
   transactions...................................      (355,947)             --              --              --
                                                    -------------   -------------   -------------   -------------
                                                        (948,401)        (66,880)       (106,808)        (14,500)
                                                    -------------   -------------   -------------   -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares............    52,799,774      48,735,143      26,529,694      28,516,539
  Cost of shares repurchased......................   (12,452,231)     (4,075,938)     (6,948,586)     (3,285,267)
  Proceeds from dividends reinvested..............       941,111          66,454         105,920          14,416
                                                    -------------   -------------   -------------   -------------
  Net increase in net assets derived from
   beneficial
   interest transactions..........................    41,288,654      44,725,659      19,687,028      25,245,688
                                                    -------------   -------------   -------------   -------------
  Net increase in net assets......................    57,648,482      45,322,564      29,277,909      25,473,424
NET ASSETS:
  Beginning of period.............................    45,330,564           8,000      25,481,424           8,000
                                                    -------------   -------------   -------------   -------------
  End of period...................................  $102,979,046    $ 45,330,564    $ 54,759,333    $ 25,481,424
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------
  Undistributed net investment income.............  $  1,151,662    $    284,929    $    169,054    $     81,527
                                                    -------------   -------------   -------------   -------------
                                                    -------------   -------------   -------------   -------------

                 See accompanying notes to financial statements

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Managed Accounts Services Portfolio Trust

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Managed Accounts Services Portfolio Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995.

The Trust has twelve Portfolios of shares available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/ Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

All Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Program.

ORGANIZATIONAL MATTERS--Prior to June 16, 1995, the Trust had no activities other than organizational matters and activities related to the initial public offering and issuance, at net asset value, of 19,337 shares of beneficial interest of the Trust for a total of $100,000 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins or by the applicable sub-adviser as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to valuation. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with sixty days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. Investments of the PACE Money Market Investments are valued at amortized cost which approximates market value.

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All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Foreign currency exchange rates are generally determined prior to the close of trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which the valuation of such securities is determined and the close of trading on the NYSE, which will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

REPURCHASE AGREEMENTS--The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

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The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

FUTURES CONTRACTS--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios are subject to a number of guidelines which reduce the risk by seeking to ensure that financial futures contracts are used for hedging purposes or to manage the average duration of a portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

REVERSE REPURCHASE AGREEMENTS--The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Trust's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities

                                       80
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--------------------------------------------------------------------------------

having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

For the year ended July 31, 1997, the PACE Government Securities Fixed Income Portfolio is the only Portfolio which engaged in reverse repurchase agreements. The average monthly balance of reverse repurchase agreements outstanding during the year ended July 31, 1997 was $9,510,750, at a weighted average interest rate of 5.68%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended July 31, 1997 was $38,043,000.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

                                       81
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INVESTMENT ADVISER AND ADMINISTRATOR

The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                      ANNUAL RATE
                                                                                                    AS A PERCENTAGE
                                                                                                  OF EACH PORTFOLIO'S
                                                                                                     AVERAGE DAILY
                                           PORTFOLIO                                                  NET ASSETS
------------------------------------------------------------------------------------------------  -------------------
PACE Money Market Investments...................................................................           0.35%
PACE Government Securities Fixed Income Investments.............................................           0.70%
PACE Intermediate Fixed Income Investments......................................................           0.60%
PACE Strategic Fixed Income Investments.........................................................           0.70%
PACE Municipal Fixed Income Investments.........................................................           0.60%
PACE Global Fixed Income Investments............................................................           0.80%
PACE Large Company Value Equity Investments.....................................................           0.80%
PACE Large Company Growth Equity Investments....................................................           0.80%
PACE Small/Medium Company Value Equity Investments..............................................           0.80%
PACE Small/Medium Company Growth Equity Investments.............................................           0.80%
PACE International Equity Investments...........................................................           0.90%
PACE International Emerging Markets Equity Investments..........................................           1.10%

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                     ANNUAL RATE
                                                                                                   AS A PERCENTAGE
                                                                                                 OF EACH PORTFOLIO'S
                                                                                                    AVERAGE DAILY
                     PORTFOLIO                                       SUB-ADVISER                     NET ASSETS
----------------------------------------------------  -----------------------------------------  -------------------
PACE Government Securities Fixed Income Investments   Pacific Investment Management Company               0.25%
PACE Intermediate Fixed Income Investments            Pacific Income Advisors, Inc.                       0.20%
PACE Strategic Fixed Income Investments               Pacific Investment Management Company               0.25%
PACE Municipal Fixed Income Investments               Morgan Grenfell Capital Management,
                                                        Incorporated                                      0.20%
PACE Global Fixed Income Investments                  Rogge Global Partners PLC                           0.35%
PACE Large Company Value Equity Investments           Brinson Partners, Inc.                              0.30%
PACE Large Company Growth Equity Investments          Chancellor LGT Asset Management, Inc.               0.30%
PACE Small/Medium Company Value
  Equity Investments                                  Brandywine Asset Management, Inc.                   0.30%
PACE Small/Medium Company Growth Equity Investments   Delaware Investment Advisers                        0.40%
PACE International Equity Investments                 Martin Currie Inc.                                  0.40%
PACE International Emerging Markets Equity            Schroder Capital Management International
  Investments                                           Inc.                                              0.50%

                                       82
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Prior to December 17, 1996, Westfield Capital Management Company, Inc. served as the PACE Small/ Medium Company Growth Equity Investments portfolio's sub-adviser pursuant to a sub-advisory contract with Mitchell Hutchins. Mitchell Hutchins (not the Portfolio) paid Westfield Capital Management Company, Inc. a fee, computed daily and paid monthly, at an annual rate of 0.30% of the Portfolio's average daily net assets.

Mitchell Hutchins has agreed to voluntarily waive all or a portion of its investment advisory and administration fee and reimburse certain operating expenses for the year ended July 31, 1997, which lowered the overall expenses of each Portfolio.

During the year ended July 31, 1997, PACE Large Company Value Equity Investments paid $360 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

SECURITIES LENDING

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights, however, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities on interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, which is the Portfolio's lending agent, received compensation from the Portfolios for the year ended July 31, 1997 as follows:

                                             PORTFOLIO                                               COMPENSATION
---------------------------------------------------------------------------------------------------  -------------

PACE Intermediate Fixed Income Investments.........................................................    $     722

PACE Global Fixed Income Investments...............................................................    $   1,058

PACE Large Company Value Equity Investments........................................................    $   1,301

PACE Large Company Growth Equity Investments.......................................................    $   1,586

PACE Small/Medium Company Value Equity Investments.................................................    $   1,113

PACE Small/Medium Company Growth Equity Investments................................................    $   3,427

PACE International Equity Investments..............................................................    $   2,919

PACE International Emerging Markets Equity Investments.............................................    $   4,641

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As of July 31, 1997 the Portfolios held cash as collateral and market values of securities loaned as follows:

                                                                                      COLLATERAL
                                                                                          FOR       MARKET VALUE
                                                                                      SECURITIES    OF SECURITIES
                                     PORTFOLIO                                          LOANED         LOANED
-----------------------------------------------------------------------------------  -------------  -------------
PACE Intermediate Fixed Income Investments.........................................  $   1,609,500  $   1,566,563

PACE Global Fixed Income Investments...............................................  $  14,369,286  $  13,901,212

PACE Large Company Value Equity Investments........................................  $  13,329,180  $  12,987,713

PACE Large Company Growth Equity Investments.......................................  $  11,149,000  $  10,892,750

PACE Small/Medium Company Value Equity Investments.................................  $   1,604,400  $   1,573,409

PACE Small/Medium Company Growth Equity Investments................................  $   6,334,700  $   6,144,806

PACE International Equity Investments..............................................  $   1,329,350  $   1,298,993

PACE International Emerging Markets Equity Investments.............................  $   3,790,425  $   3,531,935

WRITTEN OPTION ACTIVITY

Written option activity for the year ended July 31, 1997 for PACE Strategic Fixed Income Investments was as follows:

                                                                                              NUMBER OF     AMOUNT OF
                                                                                               OPTIONS      PREMIUMS
                                                                                            -------------  -----------
Options outstanding at July 31, 1996......................................................           28     $  59,850
Options written during the period ended July 31, 1997.....................................           10         8,771
Options terminated in closing purchase transactions.......................................          (10)      (10,447)
Options expired prior to exercise.........................................................          (18)      (49,403)
                                                                                                    ---    -----------
Options outstanding at July 31, 1997......................................................           10     $   8,771
                                                                                                    ---    -----------
                                                                                                    ---    -----------

Written option activity for the year ended July 31, 1997 for PACE Global Fixed Income Investments was as follows:

                                                                                              NUMBER OF     AMOUNT OF
                                                                                               OPTIONS      PREMIUMS
                                                                                            -------------  -----------
Options outstanding at July 31, 1996......................................................            0     $       0
Options written during the period ended July 31, 1997.....................................            1         9,222
Options exercised.........................................................................           (1)       (9,222)
                                                                                                    ---    -----------
Options outstanding at July 31, 1997......................................................            0     $       0
                                                                                                    ---    -----------
                                                                                                    ---    -----------

For the year ended July 31, 1997, realized gains (losses) on written options were $151,109 and $(15,255) for the PACE Strategic Fixed Income Investments and PACE Global Fixed Income Investments, respectively.

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INVESTMENTS IN SECURITIES

At July 31, 1997, the components of net unrealized appreciation of investments were as follows:

                                                                                                         NET
                                                                          GROSS          GROSS       UNREALIZED
                             PORTFOLIO                                APPRECIATION   DEPRECIATION   APPRECIATION
--------------------------------------------------------------------  -------------  -------------  -------------
PACE Government Securities Fixed Income Investments.................  $   1,928,109  $     (49,043)  $ 1,879,066
PACE Intermediate Fixed Income Investments..........................  $     996,268  $    (241,269)  $   754,999
PACE Strategic Fixed Income Investments.............................  $   1,564,487  $    (124,477)  $ 1,440,010
PACE Municipal Fixed Income Investments.............................  $     928,160  $      (7,668)  $   920,492
PACE Global Fixed Income Investments................................  $   1,086,634  $    (729,950)  $   356,684
PACE Large Company Value Equity Investments.........................  $  39,855,943  $    (797,620)  $39,058,323
PACE Large Company Growth Equity Investments........................  $  40,905,658  $    (112,084)  $40,793,574
PACE Small/Medium Company Value Equity Investments..................  $  29,640,120  $  (1,936,295)  $27,703,825
PACE Small/Medium Company Growth Equity Investments.................  $  20,589,619  $  (3,459,141)  $17,130,478
PACE International Equity Investments...............................  $  16,529,009  $  (1,814,570)  $14,714,439
PACE International Emerging Markets Equity Investments..............  $  12,121,163  $  (2,075,986)  $10,045,177

For U.S. federal income tax purposes, the cost of securities owned at July 31, 1997 was substantially the same as the cost of securities for financial statement purposes.

For the year ended July 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                    PORTFOLIO                                        PURCHASES         SALES
---------------------------------------------------------------------------------  --------------  --------------
PACE Government Securities Fixed Income Investments..............................  $  618,223,408  $  575,077,440
PACE Intermediate Fixed Income Investments.......................................  $   63,477,457  $   34,901,456
PACE Strategic Fixed Income Investments..........................................  $  141,149,557  $  132,193,057
PACE Municipal Fixed Income Investments..........................................  $   17,242,611  $    3,468,085
PACE Global Fixed Income Investments.............................................  $  136,246,167  $  112,029,241
PACE Large Company Value Equity Investments......................................  $  100,086,294  $   55,796,249
PACE Large Company Growth Equity Investments.....................................  $  124,223,066  $   76,976,253
PACE Small/Medium Company Value Equity Investments...............................  $   68,363,571  $   35,066,536
PACE Small/Medium Company Growth Equity Investments..............................  $  228,935,112  $  197,170,805
PACE International Equity Investments............................................  $   70,927,935  $   35,395,032
PACE International Emerging Markets Equity Investments...........................  $   33,267,018  $   14,196,325

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FEDERAL INCOME TAX STATUS

Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

At July 31, 1997, PACE Intermediate Fixed Income Investments and PACE International Emerging Markets Equity Investments had net capital loss carryforwards of $178,596 and $57,491, respectively. These carryforward losses are available to reduce future net capital gains to the extent provided in the regulations, and will expire on July 31, 2005. To the extent that such losses are used to offset future capital gains, the gains so offset will not be distributed to shareholders.

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 1996. Such losses are treated for tax purposes as arising on August 1, 1997.

                                                                                                      FOREIGN
                                                                                         CAPITAL      CURRENCY
                                      PORTFOLIO                                           LOSSES       LOSSES
--------------------------------------------------------------------------------------  ----------  ------------
PACE Government Securities Fixed Income Investments...................................  $    7,474       --
PACE Intermediate Fixed Income Investments............................................  $  111,527  $      2,307
PACE Municipal Fixed Income Investments...............................................  $  120,350       --
PACE Global Fixed Income Investments..................................................      --      $  1,511,426
PACE International Emerging Markets Equity Investments................................      --      $     40,629

At July 31, 1997, the effect of permanent "book/tax" reclassifications resulted in increases(decreases) to the components of net assets as follows:

                                                                                          ACCUMULATED
                                                                           ACCUMULATED    NET REALIZED
                                                                          NET INVESTMENT     GAINS      BENEFICIAL
                               PORTFOLIO                                  INCOME (LOSS)     (LOSSES)     INTEREST
------------------------------------------------------------------------  --------------  ------------  -----------
PACE Intermediate Fixed Income Investments..............................   $     (3,262)   $    3,262           --
PACE Municipal Fixed Income Investments.................................   $     (1,298)   $    1,298           --
PACE Global Fixed Income Investments....................................   $   (987,759)   $  987,759           --
PACE Small/Medium Company Growth Equity Investments.....................   $    187,269    $ (187,269)          --
PACE International Equity Investments...................................   $    789,094    $ (788,937)   $    (157)
PACE International Emerging Markets Equity Investments..................   $    (46,206)   $   46,206           --

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SHARES OF BENEFICIAL INTEREST

For the year ended July 31, 1997, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                        DIVIDENDS
                                                                                        REINVESTED
                                                                                            IN       NET INCREASE
                                                                            SHARES      ADDITIONAL    IN SHARES
                        PORTFOLIO                          SHARES SOLD   REPURCHASED      SHARES     OUTSTANDING
---------------------------------------------------------  ------------  ------------  ------------  ------------
PACE Money Market Investments............................    14,140,217   (8,937,846)      646,822      5,849,193
PACE Government Securities Fixed Income Investments......     4,135,657   (1,300,928)      351,935      3,186,664
PACE Intermediate Fixed Income Investments...............     2,869,680   (1,103,102)      237,803      2,004,381
PACE Strategic Fixed Income Investments..................     3,007,797     (934,320)      272,753      2,346,230
PACE Municipal Fixed Income Investments..................     1,551,175     (382,058)       95,813      1,264,930
PACE Global Fixed Income Investments.....................     2,520,920     (861,721)      186,704      1,845,903
PACE Large Company Value Equity Investments..............     4,630,711   (1,684,274)      334,487      3,280,924
PACE Large Company Growth Equity Investments.............     4,500,306   (1,415,925)       14,388      3,098,769
PACE Small/Medium Company Value Equity Investments.......     3,700,520   (1,383,789)      193,306      2,510,037
PACE Small/Medium Company Growth Equity Investments......     4,482,088   (1,439,050)           --      3,043,038
PACE International Equity Investments....................     3,862,639     (903,087)       71,296      3,030,848
PACE International Emerging Markets Equity Investments...     1,968,856     (508,458)        8,535      1,468,933

For the period August 24, 1995 (commencement of operations) through July 31, 1996, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                        DIVIDENDS
                                                                                        REINVESTED
                                                                                            IN       NET INCREASE
                                                                            SHARES      ADDITIONAL    IN SHARES
                        PORTFOLIO                          SHARES SOLD   REPURCHASED      SHARES     OUTSTANDING
---------------------------------------------------------  ------------  ------------  ------------  ------------
PACE Money Market Investments............................    13,137,911   (3,184,468)      255,422     10,208,865
PACE Government Securities Fixed Income Investments......     5,313,084     (556,221)      110,609      4,867,472
PACE Intermediate Fixed Income Investments...............     3,821,298     (457,307)       88,875      3,452,866
PACE Strategic Fixed Income Investments..................     3,696,020     (362,210)       85,594      3,419,404
PACE Municipal Fixed Income Investments..................     1,554,054     (145,285)       32,097      1,440,866
PACE Global Fixed Income Investments.....................     3,677,505     (648,832)       77,626      3,106,299
PACE Large Company Value Equity Investments..............     6,391,534     (657,955)       13,834      5,747,413
PACE Large Company Growth Equity Investments.............     5,728,398     (514,434)        3,195      5,217,159
PACE Small/Medium Company Value Equity Investments.......     6,270,736   (1,080,132)        8,873      5,199,477
PACE Small/Medium Company Growth Equity Investments......     6,801,662   (1,149,473)        3,713      5,655,902
PACE International Equity Investments....................     3,856,472     (318,003)        5,381      3,543,850
PACE International Emerging Markets Equity Investments...     2,296,420     (258,068)        1,218      2,039,570

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                     PACE
                                           MONEY MARKET INVESTMENTS
                                          --------------------------
                                            FOR THE       FOR THE
                                             YEAR         PERIOD
                                             ENDED         ENDED
                                           JULY 31,      JULY 31,
                                             1997          1996+
                                          -----------  -------------
Net asset value, beginning of period....   $    1.00     $    1.00
                                          -----------  -------------
Net investment income...................        0.05          0.05
                                          -----------  -------------
Dividends from net investment income....       (0.05)        (0.05)
                                          -----------  -------------
Net asset value, end of period..........   $    1.00     $    1.00
                                          -----------  -------------
                                          -----------  -------------
Total investment return (1).............        5.13%         4.75%
                                          -----------  -------------
                                          -----------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......   $  16,070     $  10,221
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................        0.50%         0.50%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................        1.89%         2.40%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................        5.04%         4.93%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................        3.65%         3.03%*

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                     PACE
                                            GOVERNMENT SECURITIES
                                                    FIXED
                                              INCOME INVESTMENTS
                                          --------------------------
                                            FOR THE       FOR THE
                                             YEAR         PERIOD
                                             ENDED         ENDED
                                           JULY 31,      JULY 31,
                                             1997          1996+
                                          -----------  -------------
Net asset value, beginning of period....   $   12.07     $   12.00
                                          -----------  -------------
Net investment income...................        0.64          0.49
Net realized and unrealized gains from
 investments and futures................        0.58          0.03
                                          -----------  -------------
Net increase from investment
 operations.............................        1.22          0.52
                                          -----------  -------------
Dividends from net investment income....       (0.63)        (0.44)
Distributions from net realized gains
 from investments.......................       (0.05)        (0.01)
                                          -----------  -------------
Total dividends and distributions.......       (0.68)        (0.45)
                                          -----------  -------------
Net asset value, end of period..........   $   12.61     $   12.07
                                          -----------  -------------
                                          -----------  -------------
Total investment return (1).............       10.42%         4.35%
                                          -----------  -------------
                                          -----------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......   $ 101,606     $  58,752
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................        1.57%**        0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................        1.70%**        1.15%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................        5.44%**        5.09%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................        5.31%**        4.79%*
Portfolio turnover......................         712%          978%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
** Includes $565,869 of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                     PACE
                                          INTERMEDIATE FIXED INCOME
                                                 INVESTMENTS
                                          --------------------------
                                            FOR THE       FOR THE
                                             YEAR         PERIOD
                                             ENDED         ENDED
                                           JULY 31,      JULY 31,
                                             1997          1996+
                                          -----------  -------------
Net asset value, beginning of period....   $   11.95     $   12.00
                                          -----------  -------------
Net investment income...................        0.66          0.53
Net realized and unrealized gains
 (losses) from investments..............        0.28         (0.09)
                                          -----------  -------------
Net increase from investment
 operations.............................        0.94          0.44
                                          -----------  -------------
Dividends from net investment income....       (0.66)        (0.48)
Distributions from net realized gains
 from investments.......................          --         (0.01)
                                          -----------  -------------
Total dividends and distributions.......       (0.66)        (0.49)
                                          -----------  -------------
Net asset value, end of period..........   $   12.23     $   11.95
                                          -----------  -------------
                                          -----------  -------------
Total investment return (1).............        8.14%         3.59%
                                          -----------  -------------
                                          -----------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......   $  66,751     $  41,273
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................        0.85%         0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................        0.99%         1.23%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................        5.70%         5.56%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................        5.56%         5.18%*
Portfolio turnover......................          67%           36%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                     PACE
                                            STRATEGIC FIXED INCOME
                                                 INVESTMENTS
                                          --------------------------
                                            FOR THE       FOR THE
                                             YEAR         PERIOD
                                             ENDED         ENDED
                                           JULY 31,      JULY 31,
                                             1997          1996+
                                          -----------  -------------
Net asset value, beginning of period....   $   12.44     $   12.00
                                          -----------  -------------
Net investment income...................        0.67          0.59
Net realized and unrealized gains from
 investments, futures and options.......        0.70          0.38
                                          -----------  -------------
Net increase from investment
 operations.............................        1.37          0.97
                                          -----------  -------------
Dividends from net investment income....       (0.67)        (0.52)
Distributions from net realized gains
 from investments.......................       (0.10)        (0.01)
                                          -----------  -------------
Total dividends and distributions.......       (0.77)        (0.53)
                                          -----------  -------------
Net asset value, end of period..........   $   13.04     $   12.44
                                          -----------  -------------
                                          -----------  -------------
Total investment return (1).............       11.35%         8.15%
                                          -----------  -------------
                                          -----------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......   $  75,174     $  42,550
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................        0.85%         0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................        1.10%         1.40%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................        5.69%         5.85%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................        5.44%         5.30%*
Portfolio turnover......................         357%          166%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                      PACE
                                             MUNICIPAL FIXED INCOME
                                                  INVESTMENTS
                                          ----------------------------
                                                            FOR THE
                                                            PERIOD
                                          FOR THE YEAR       ENDED
                                              ENDED        JULY 31,
                                          JULY 31, 1997      1996+
                                          -------------  -------------
Net asset value, beginning of period....    $   12.32      $   12.00
                                          -------------  -------------
Net investment income...................         0.61           0.49
Net realized and unrealized gains from
 investments............................         0.38           0.27
                                          -------------  -------------
Net increase from investment
 operations.............................         0.99           0.76
                                          -------------  -------------
Dividends from net investment income....        (0.61)         (0.43)
Distributions from net realized gains
 from investments.......................        (0.03)         (0.01)
                                          -------------  -------------
Total dividends and distributions.......        (0.64)         (0.44)
                                          -------------  -------------
Net asset value, end of period..........    $   12.67      $   12.32
                                          -------------  -------------
                                          -------------  -------------
Total investment return (1).............         8.30%          6.38%
                                          -------------  -------------
                                          -------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $34,292    $   17,765
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................         0.85%         0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................         1.40%         1.74%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................         5.08%         4.95%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................         4.53%         4.07%*
Portfolio turnover......................           15%           78%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                                GLOBAL FIXED INCOME
                                                    INVESTMENTS
                                          --------------------------------
                                                                FOR THE
                                            FOR THE YEAR        PERIOD
                                               ENDED          ENDED JULY
                                           JULY 31, 1997       31, 1996+
                                          ----------------   -------------
Net asset value, beginning of period....      $ 12.33           $ 12.00
                                              -------        -------------
Net investment income...................         0.64              0.53
Net realized and unrealized gains
 (losses) from investments and foreign
 currency...............................        (0.21)             0.27
                                              -------        -------------
Net increase from investment
 operations.............................         0.43              0.80
                                              -------        -------------
Dividends from net investment income....        (0.51)            (0.46)
Distributions from net realized gains
 from investments.......................        (0.08)            (0.01)
                                              -------        -------------
Total dividends and distributions.......        (0.59)            (0.47)
                                              -------        -------------
Net asset value, end of period..........      $ 12.17           $ 12.33
                                              -------        -------------
                                              -------        -------------
Total investment return (1).............         3.54%             6.68%
                                              -------        -------------
                                              -------        -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......      $60,279           $38,296
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................         0.95%             0.95%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................         1.29%             1.61%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................         5.36%             5.24%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................         5.02%             4.58%*
Portfolio turnover......................          270%              197%

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                     PACE
                                             LARGE COMPANY VALUE
                                              EQUITY INVESTMENTS
                                          --------------------------
                                            FOR THE       FOR THE
                                             YEAR         PERIOD
                                             ENDED         ENDED
                                           JULY 31,      JULY 31,
                                             1997          1996+
                                          -----------  -------------
Net asset value, beginning of period....   $   14.07     $   12.00
                                          -----------  -------------
Net investment income...................        0.11          0.12
Net realized and unrealized gains from
 investments and futures................        6.61          2.02
                                          -----------  -------------
Net increase from investment
 operations.............................        6.72          2.14
                                          -----------  -------------
Dividends from net investment income....       (0.11)        (0.05)
Distributions from net realized gains
 from investments.......................       (0.65)        (0.02)
                                          -----------  -------------
Total dividends and distributions.......       (0.76)        (0.07)
                                          -----------  -------------
Net asset value, end of period..........   $   20.03     $   14.07
                                          -----------  -------------
                                          -----------  -------------
Total investment return (1).............       49.13%        17.90%
                                          -----------  -------------
                                          -----------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......   $ 180,807     $  80,897
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................        1.00%         1.00%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................        1.06%         1.40%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................        0.81%         1.22%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................        0.75%         0.82%*
Portfolio turnover......................          46%           38%
Average commission rate paid (2)........   $  0.0455            --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                     PACE
                                             LARGE COMPANY GROWTH
                                              EQUITY INVESTMENTS
                                          --------------------------
                                            FOR THE       FOR THE
                                             YEAR         PERIOD
                                             ENDED         ENDED
                                           JULY 31,      JULY 31,
                                             1997          1996+
                                          -----------  -------------
Net asset value, beginning of period....   $   13.27     $   12.00
                                          -----------  -------------
Net investment income...................        0.03          0.03
Net realized and unrealized gains from
 investments............................        6.01          1.26
                                          -----------  -------------
Net increase from investment
 operations.............................        6.04          1.29
                                          -----------  -------------
Dividends from net investment income....       (0.03)        (0.02)
Distributions from net realized gains
 from investments.......................          --            --
                                          -----------  -------------
Total dividends and distributions.......       (0.03)        (0.02)
                                          -----------  -------------
Net asset value, end of period..........   $   19.28     $   13.27
                                          -----------  -------------
                                          -----------  -------------
Total investment return (1).............       45.61%        10.76%
                                          -----------  -------------
                                          -----------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......   $ 160,334     $  69,248
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................        1.00%         1.00%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................        1.05%         1.33%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................        0.22%         0.33%*
Net investment income (loss) to average
 net assets, before fee waivers and
 expense reimbursements.................        0.17%        (0.01)%*
Portfolio turnover......................          73%          65%
Average commission rate paid (2)........  $   0.0498           --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                     PACE
                                             SMALL/MEDIUM COMPANY
                                           VALUE EQUITY INVESTMENTS
                                          --------------------------
                                            FOR THE       FOR THE
                                             YEAR         PERIOD
                                             ENDED         ENDED
                                           JULY 31,      JULY 31,
                                             1997          1996+
                                          -----------  -------------
Net asset value, beginning of period....   $   12.29     $   12.00
                                          -----------  -------------
Net investment income...................        0.12          0.10
Net realized and unrealized gains from
 investments............................        5.55          0.23
                                          -----------  -------------
Net increase from investment
 operations.............................        5.67          0.33
                                          -----------  -------------
Dividends from net investment income....       (0.10)        (0.04)
Distributions from net realized gains
 from investments.......................       (0.34)           --
                                          -----------  -------------
Total dividends and distributions.......       (0.44)        (0.04)
                                          -----------  -------------
Net asset value, end of period..........   $   17.52     $   12.29
                                          -----------  -------------
                                          -----------  -------------
Total investment return (1).............       46.99%         2.76%
                                          -----------  -------------
                                          -----------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......   $ 135,047     $  63,894
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................        1.00%         1.00%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................        1.12%         1.51%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................        1.00%         1.07%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................        0.88%         0.56%*
Portfolio turnover......................          39%           30%
Average commission rate paid (2)........   $  0.0492            --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                      PACE
                                           SMALL/MEDIUM COMPANY GROWTH
                                               EQUITY INVESTMENTS
                                        ---------------------------------
                                          FOR THE YEAR    FOR THE PERIOD
                                             ENDED            ENDED
                                         JULY 31, 1997#   JULY 31, 1996+
                                        ---------------- ----------------
Net asset value, beginning of period.... $    11.20      $    12.00
                                          --------          -------
Net investment loss.....................      (0.02)          (0.00)
Net realized and unrealized gains
 (losses) from investments..............       3.26           (0.78)
                                          --------          -------
Net increase (decrease) from investment
 operations.............................       3.24           (0.78)
                                          --------          -------
Dividends from net investment income....         --           (0.02)
                                          --------          -------
Net asset value, end of period.......... $    14.44      $    11.20
                                          --------          -------
                                          --------          -------
Total investment return (1).............      28.93%          (6.55)%
                                          --------          -------
                                          --------          -------
Ratios/Supplemental Data:
Net assets, end of period (000's)....... $  125,609      $   63,364
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................       1.00%           1.00% *
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................       1.08%           1.27% *
Net investment loss to average net
 assets, net of fee waivers and expense
 reimbursements.........................      (0.21)%         (0.14)%*
Net investment loss to average net
 assets, before fee waivers and expense
 reimbursements.........................      (0.29)%         (0.41)%*
Portfolio turnover......................        247%            115%
Average commission rate paid (2)........ $   0.0532              --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
# Investment advisory functions for this portfolio were transferred from Westfield Capital Management Company, Inc. to Delaware Investment Advisers on December 17, 1996.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        PACE
                                                INTERNATIONAL EQUITY
                                                    INVESTMENTS
                                          --------------------------------
                                           FOR THE YEAR    FOR THE PERIOD
                                               ENDED       ENDED JULY 31,
                                           JULY 31, 1997        1996+
                                          ---------------  ---------------
Net asset value, beginning of period....     $   12.79        $   12.00
                                          ---------------       -------
Net investment income...................          0.10             0.12
Net realized and unrealized gains from
 investments and foreign currency.......          2.97             0.73
                                          ---------------       -------
Net increase from investment
 operations.............................          3.07             0.85
                                          ---------------       -------
Dividends from net investment income....         (0.13)           (0.06)
Distributions from net realized gains
 from investments.......................         (0.07)              --
                                          ---------------       -------
Total dividends and distributions.......         (0.20)           (0.06)
                                          ---------------       -------
Net asset value, end of period..........     $   15.66        $   12.79
                                          ---------------       -------
                                          ---------------       -------
Total investment return (1).............         24.30%            7.08%
                                          ---------------       -------
                                          ---------------       -------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $ 102,979        $  45,331
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................          1.35%            1.50%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................          1.35%            1.81%*
Net investment income to average net
 assets, net of fee waivers and expense
 reimbursements.........................          0.95%            1.35%*
Net investment income to average net
 assets, before fee waivers and expense
 reimbursements.........................          0.95%            1.04%*
Portfolio turnover......................            55%              25%
Average commission rate paid (2)........     $  0.0183               --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                               PACE
                                                      INTERNATIONAL EMERGING
                                                    MARKETS EQUITY INVESTMENTS
                                                 --------------------------------
                                                                       FOR THE
                                                   FOR THE YEAR        PERIOD
                                                      ENDED          ENDED JULY
                                                  JULY 31, 1997       31, 1996+
                                                 ----------------   -------------
Net asset value, beginning of period...........      $ 12.49           $ 12.00
                                                     -------        -------------
Net investment income..........................         0.06              0.07
Net realized and unrealized gains from
 investments and foreign currency..............         3.09              0.44
                                                     -------        -------------
Net increase from investment operations........         3.15              0.51
                                                     -------        -------------
Dividends from net investment income...........        (0.04)            (0.02)
                                                     -------        -------------
Net asset value, end of period.................      $ 15.60           $ 12.49
                                                     -------        -------------
                                                     -------        -------------
Total investment return (1)....................        25.31%             4.23%
                                                     -------        -------------
                                                     -------        -------------
Ratios/Supplemental Data:
Net assets, end of period (000's)..............      $54,759           $25,481
Ratio of:
Expenses to average net assets, net of fee
 waivers and expense reimbursements............         1.50%             1.50%*
Expenses to average net assets, before fee
 waivers and expense reimbursements............         2.09%             2.35%*
Net investment income to average net assets,
 net of fee waivers and expense
 reimbursements................................         0.63%             0.94%*
Net investment income to average net assets,
 before fee waivers and expense
 reimbursements................................         0.04%             0.08%*
Portfolio turnover.............................           39%               22%
Average commission rate paid (2)...............      $0.0011                --

---------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

REPORT OF ERNST& YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
Managed Accounts Services Portfolio Trust

We have audited the accompanying statement of assets and liabilities of Managed Accounts Services Portfolio Trust (comprising, respectively, PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments) (the "Trust"), including the portfolios of investments as of July 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Managed Accounts Services Portfolio Trust at July 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                       [SIG]

New York, New York
September 19, 1997

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 1997) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:

                                                                      NET      SHORT-TERM    LONG-TERM   DIVIDEND*
                                                                  INVESTMENT     CAPITAL      CAPITAL     RECEIVED
PER SHARE DATA:                                                     INCOME       GAINS**       GAINS     DEDUCTION
----------------------------------------------------------------  -----------  -----------  -----------  ----------
PACE Money Market Investments...................................   $  0.0503           --           --           --
PACE Government Securities Fixed Income Investments.............   $  0.6291    $  0.0548    $  0.0003           --
PACE Intermediate Fixed Income Investments......................   $  0.6649           --           --           --
PACE Strategic Fixed Income Investments.........................   $  0.6690    $  0.0421    $  0.0570           --
PACE Municipal Fixed Income Investments.........................   $  0.6123    $  0.0331           --           --
PACE Global Fixed Income Investments............................   $  0.5062    $  0.0849           --           --
PACE Large Company Value Equity Investments.....................   $  0.1090    $  0.5196    $  0.1273       33.34%
PACE Large Company Growth Equity Investments....................   $  0.0346           --           --      100.00%
PACE Small/Medium Company Value Equity Investments..............   $  0.0969    $  0.3293    $  0.0108       28.17%
PACE Small/Medium Company Growth Equity Investments.............          --           --           --           --
PACE International Equity Investments...........................   $  0.1250    $  0.0751           --        5.24%
PACE International Emerging Markets Equity Investments..........   $  0.0405           --           --       13.45%

------------
* Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.
**  Taxable as ordinary income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1997. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

SPECIAL INFORMATION FOR PACE INTERNATIONAL EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

The Portfolios intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolios to its shareholders. The amount of foreign taxes paid for PACE International Equity Investments and PACE International Emerging Markets Equity Investments for the fiscal year ended July 31, 1997, on a per share basis, is $0.02427 and $0.01456, respectively. Accordingly, shareholders would report this amount as an additional income dividend on a federal income tax return and would be entitled to a foreign tax credit, or an itemized deduction, at their option, for this amount in computing their U.S. income tax liability. Generally, is it more advantageous to claim a credit rather than to take a deduction.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) (CONCLUDED)

The following tables identify the foreign source income earned and foreign taxes paid through July 31, 1997 by its source on a per share basis. Since the Portfolio's fiscal year is not the calendar year, shareholders should refer to their Form 1099 DIV mailed in January 1998 to determine the amounts to be included on their respective tax returns for 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in each of the Portfolios.

                     PACE INTERNATIONAL EQUITY INVESTMENTS

                       GROSS     FOREIGN      NET
      COUNTRY         AMOUNT       TAX      AMOUNT
Argentina              0.00514    0.00000    0.00514
Australia              0.00718    0.00027    0.00692
Austria                0.00211    0.00026    0.00184
Brazil                 0.00718    0.00021    0.00697
Chile                  0.00126    0.00030    0.00096
Denmark                0.00066    0.00010    0.00056
France                 0.02597    0.00389    0.02208
Germany                0.01737    0.00174    0.01563
Hong Kong              0.02827    0.00037    0.02790
Indonesia              0.00205    0.00036    0.00168
Italy                  0.00376    0.00056    0.00320
Japan                  0.01468    0.00220    0.01248
Malaysia               0.00253    0.00076    0.00177

                       GROSS     FOREIGN      NET
      COUNTRY         AMOUNT       TAX      AMOUNT

Mexico                 0.00754    0.00000    0.00754
Netherlands            0.01063    0.00160    0.00904
New Zealand            0.00046    0.00007    0.00039
Peru                   0.00016    0.00000    0.00016
Philippines            0.00013    0.00002    0.00011
Singapore              0.00067    0.00017    0.00049
South Africa           0.00038    0.00000    0.00038
Spain                  0.00713    0.00107    0.00606
Sweden                 0.00385    0.00058    0.00327
Switzerland            0.00670    0.00100    0.00569
Thailand               0.00184    0.00018    0.00166
United Kingdom         0.06603    0.00856    0.05747
Venezuela              0.00052    0.00000    0.00052

             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                       GROSS     FOREIGN      NET
      COUNTRY         AMOUNT       TAX      AMOUNT
Argentina              0.01317    0.00000    0.01317
Austria                0.00094    0.00000    0.00094
Brazil                 0.05080    0.00173    0.04906
Chile                  0.01322    0.00327    0.00995
Croatia                0.00147    0.00000    0.00147
Egypt                  0.00168    0.00000    0.00168
Greece                 0.00262    0.00000    0.00262
Hong Kong              0.00459    0.00000    0.00459
Hungary                0.00069    0.00013    0.00057
India                  0.00914    0.00034    0.00880
Indonesia              0.01357    0.00240    0.01117
Israel                 0.00272    0.00064    0.00208
Luxembourg             0.00267    0.00022    0.00245
Mauritius              0.00154    0.00000    0.00154

                       GROSS     FOREIGN      NET
      COUNTRY         AMOUNT       TAX      AMOUNT

Mexico                 0.02796    0.00000    0.02796
Peru                   0.00230    0.00000    0.00230
Phillipines            0.00336    0.00084    0.00252
Poland                 0.00419    0.00062    0.00357
Portugal               0.00820    0.00131    0.00689
Russia                 0.00012    0.00002    0.00010
South Africa           0.01549    0.00000    0.01549
South Korea            0.00767    0.00132    0.00636
Taiwan                 0.01617    0.00053    0.01564
Thailand               0.01062    0.00106    0.00956
Turkey                 0.00022    0.00000    0.00022
Venezuela              0.00009    0.00000    0.00009
Zimbabwe               0.00071    0.00014    0.00057

                           MANAGED ACCOUNTS SERVICES
                                  PAINEWEBBER
                        -C-1997 PaineWebber Incorporated
                                  Member SIPC